As filed with the Securities and Exchange Commission on May 15,
1995


                                             Registration No. 2-69719
                                                             811-3105


SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-14



    REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933     /   /



        PRE-EFFECTIVE AMENDMENT NO.                           /   /



        POST-EFFECTIVE AMENDMENT NO. 1                       / X /




OPPENHEIMER TARGET FUND
(Exact Name of Registrant as Specified in Charter)


Two World Trade Center, New York, New York 10048-0203
(Address of Principal Executive Offices)


212-323-0200
(Registrant's Telephone Number)


Andrew J. Donohue, Esq.
Executive Vice President & General Counsel
Oppenheimer Management Corporation
Two World Trade Center, New York, New York 10048-0203
(212) 323-0256
(Name and Address of Agent for Service)



As soon as practicable after the Registration Statement becomes effective.
(Approximate Date of Proposed Public Offering)



It is proposed that this filing will become effective on May 15, 1995, pursuant to Rule 488.

No filing fee is due because the Registrant has previously registered an indefinite number of shares under Rule 24f-2; a Rule 24f-2 notice for the year ended December 31, 1994 was filed on February 27, 1995.

CONTENTS OF REGISTRATION STATEMENT



This Registration Statement contains the following pages and documents:

Front Cover
Contents Page
Cross-Reference Sheet


Part A

Proxy Statement for Oppenheimer Time Fund and
Prospectus for Oppenheimer Target Fund


Part B

Statement of Additional Information


Part C

Other Information
Signatures
Exhibits

FORM N-14
OPPENHEIMER TARGET FUND
Cross Reference Sheet

Part A of
Form N-14
Item No.  Proxy Statement and Prospectus Heading and/or Title of
Document
- --------- -------------------------------------------------------------
1       (a)     Cross Reference Sheet
        (b)     Front Cover Page
        (c)     *
2       (a)     *
        (b)     Table of Contents
3       (a)     Table of Fees
        (b)     Synopsis
        (c)     Principal Risk Factors
4       (a)     Synopsis; Approval of the Reorganization; Comparison between the Fund and Target Fund; Method of Carrying Out the
                Reorganization; Miscellaneous Information
        (b)     Approval of the Reorganization - Capitalization Table
5       (a)     Registrant's Prospectus; Additional Information
        (b)     *
        (c)     *
        (d)     *
        (e)     Comparison between the Fund and Target Fund
        (f)     Comparison between the Fund and Target Fund
6       (a)     Prospectus of Oppenheimer Time Fund; Front Cover Page
        (b)     Comparison between the Fund and Target Fund
        (c)     *
        (d)     *
7       (a)     Introduction; Synopsis
        (b)     *
        (c)     Introduction; Approval of the Reorganization
8       (a)     Proxy Statement
        (b)     *
9               *

Part B of
Form N-14
Item No.        Statement of Additional Information Heading
- --------- -------------------------------------------
10              Cover Page
11              Table of Contents
12      (a)     Registrant's Statement of Additional Information
        (b)     *
13      (a)     Statement of Additional Information about Oppenheimer Time
                Fund
        (b)     *
14              Registrant's Statement of Additional Information; Statement
                of Additional Information about Oppenheimer Time Fund; Annual
                Report of Oppenheimer Time Fund at 6/30/94; Semi-Annual
                Report of Oppenheimer Time Fund at 12/31/94; Registrant's
                Annual Report at 12/31/94

Part C of
Form N-14
Item No.        Other Information Heading
- --------- -------------------------
15              Indemnification
16              Exhibits
17              Undertakings

_______________
* Not Applicable or negative answer

SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.      )

Filed by the registrant                         / x /

Filed by a party other than the registrant      /   /

Check the appropriate box:
    /   /   Preliminary proxy statement

/ X /      Definitive proxy statement

/   /      Definitive additional materials

/   /      Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

Oppenheimer Target Fund
- ------------------------------------------------------------------
(Name of Registrant as Specified in Its Charter)

Oppenheimer Time Fund
- ------------------------------------------------------------------
(Name of Person(s) Filing Proxy Statement)

Payment of filing fee (Check the appropriate box):
/   /      $125 per Exchange Act Rule 0-11(c)(1)(ii), 14a-6(i)(1) or 14a-
           6(j)(2).

/   /      $500 per each party to the controversy pursuant to Exchange Act
           Rule 14a-6(i)(3).

/   /      Fee Computed on table below per Exchange Act Rules 14a-6(i)(4)
           and 0-11.

(1)    Title of each class of securities to which transaction applies:
- ------------------------------------------------------------------
(2)    Aggregate number of securities to which transaction applies:
- ------------------------------------------------------------------
(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:(1)
- ------------------------------------------------------------------
(4)    Proposed maximum aggregate value of transaction:
- ------------------------------------------------------------------
/   /      Check box if any part of the fee is offset as provided by
           Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.
- ------------------------------------------------------------------
(1)    Amount previously paid:
- ------------------------------------------------------------------
(2)    Form, schedule or registration statement no.:
- ------------------------------------------------------------------
(3)    Filing Party:
- ------------------------------------------------------------------
(4)    Date Filed:

- -----------------------
(1) Set forth the amount on which the filing fee is calculated and state how it was determined.

                                                     May 1995


Dear Oppenheimer Time Fund Shareholder:

       Several weeks ago, I sent a letter to let you know about some positive changes being proposed for your Fund. A shareholder meeting has been scheduled on June 14 and all shareholders of record as of April 21st are being asked to vote either in person or by proxy. You will find a notice of the meeting, a proxy statement detailing the proposal, a ballot card, and a postage-paid return envelope enclosed with this letter.

       Your vote is very important because these decisions will affect your investment. So we urge you to consider these issues carefully and make your vote count.

How do you vote?

       To cast your vote, simply mark, sign and date the enclosed proxy ballot and return it in the postage-paid envelope today. Remember, it can be expensive for the Fund -- and ultimately for you as a shareholder -- to remail ballots if not enough responses are received to conduct the meeting.

What is being proposed?

       On March 16th, your Board of Trustees, which represents your interests in the day-to-day management of the Fund, recommended approval of the merger of Time Fund into another Oppenheimer fund, Oppenheimer Target Fund.

Why does the Board of Trustees recommend this change?

       While Time Fund and Target Fund have the same objective -- both seek long-term capital appreciation by investing in companies that present opportunities for long-term growth -- Time Fund has emphasized investments in medium-sized companies, while Target Fund invests in companies of all sizes with capital appreciation potential. Because of this greater investment flexibility, the manager believes Target Fund -
- - which attempts to identify companies with above average earnings growth at below normal valuation levels -- offers better opportunities for capital appreciation over the long term.

       Please contact your financial adviser or call us at 1-800-525-7048 if you have any questions.

       As always, we appreciate your confidence in OppenheimerFunds and thank you for allowing us to manage a portion of your investment assets.

                                             Sincerely,


                                             (JSF signature)

OPPENHEIMER TIME FUND
Two World Trade Center, New York, New York  10048-0203
1-800-525-7048

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD JUNE 20, 1995

To the Shareholders of Oppenheimer Time Fund:

Notice is hereby given that a Special Meeting of the Shareholders of Oppenheimer Time Fund (the "Fund"), a registered management investment company, will be held at 3410 South Galena Street, Denver, Colorado 80231, at 10:00 A.M., Denver time, on June 20, 1995, or any adjournments thereof (the "Meeting"), for the following purposes:

1. To approve or disapprove an Agreement and Plan of Reorganization between the Fund and Oppenheimer Target Fund ("Target Fund") and which contemplates the transfer of substantially all the assets of the Fund, in exchange for Class A shares of Target Fund, the distribution of such Class A shares to the shareholders of the Fund in complete liquidation of the Fund, the de-registration of the Fund as an investment company under the Investment Company Act of 1940, as amended, and the cancellation of the outstanding shares of the Fund (The Proposal); and

2. To act upon such other matters as may properly come before the Meeting.


Shareholders of record at the close of business on April 21, 1995 are entitled to notice of, and to vote at, the Meeting. The Proposal is more fully discussed in the Proxy Statement and Prospectus. Please read it carefully before telling us, through your proxy or in person, how you wish your shares to be voted. The Fund's Board of Trustees recommends a vote in favor of the Proposal. WE URGE YOU TO SIGN, DATE AND MAIL THE ENCLOSED PROXY PROMPTLY.

By Order of the Board of Trustees,


Andrew J. Donohue, Secretary

    May 15, 1995
_______________________________________________________________________
Shareholders who do not expect to attend the Meeting are requested to indicate voting instructions on the enclosed proxy and to date, sign and return it in the accompanying postage-paid envelope. To avoid unnecessary duplicate mailings, we ask your cooperation in promptly mailing your proxy no matter how large or small your holdings may be.

OPPENHEIMER TARGET FUND
Two World Trade Center, New York, New York 10048-0203
1-800-525-7048

PROXY STATEMENT AND PROSPECTUS

Oppenheimer Target Fund ("Target Fund") has filed with the Securities and Exchange Commission (the "SEC") a Registration Statement on Form N-14 relating to the registration of shares of Target Fund to be offered to the shareholders of Oppenheimer Time Fund (the "Fund"), located at Two World Trade Center, New York, New York 10048-0203 (telephone 1-800-525-7048), pursuant to an Agreement and Plan of Reorganization (the "Reorganization Agreement") between Target Fund and the Fund. This Proxy Statement of the Fund relating to the Reorganization Agreement and the transactions contemplated thereby (the "Reorganization") also constitutes a Prospectus of Target Fund filed as part of such Registration Statement. Target Fund is a mutual fund that seeks capital appreciation as its investment objective by investing in securities of "growth-type" companies and cyclical industries.

This Proxy Statement and Prospectus sets forth concisely information about Target Fund that shareholders of the Fund should know before voting on the Reorganization. A copy of the Prospectus for Target Fund, dated May 1, 1995, is enclosed, and is incorporated herein by reference. The following documents have been filed with the SEC and are available without charge upon written request to Oppenheimer Shareholder Services ("OSS"), the transfer and shareholder servicing agent for Target Fund and the Fund, at P.O. Box 5270, Denver, Colorado 80217, or by calling the toll-free number shown above: (i) a Prospectus for the Fund, dated October 21, 1994, supplemented April 13, 1995; (ii) a Statement of Additional Information about the Fund, dated October 21, 1994, supplemented January 3, 1995; and (iii) a Statement of Additional Information about Target Fund, dated May 1, 1995, (the "Target Fund Additional Statement"). The Target Fund Additional Statement, which is incorporated herein by reference, contains more detailed information about Target Fund and its management. A Statement of Additional Information relating to the Reorganization, dated May 15, 1995, has been filed with the SEC as part of the Target Fund Registration Statement on Form N-14 and is incorporated by reference herein, and is available by written request to OSS at the same address immediately above or by calling the toll-free number shown above.

Investors are advised to read and retain this Proxy Statement and Prospectus for future reference.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE
SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED ON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

    This Proxy Statement and Prospectus is dated May 15, 1995.

TABLE OF CONTENTS
PROXY STATEMENT AND PROSPECTUS
Page
Introduction
    General
    Record Date; Vote Required; Share Information
    Proxies
    Costs of the Solicitation and the Reorganization
Comparative Fee Table
Synopsis
    Parties to the Reorganization
    The Reorganization
    Reasons for the Reorganization
    Tax Consequences of the Reorganization
    Investment Objectives and Policies
    Investment Advisory and Service Plan Fees
    Purchases, Exchanges and Redemptions
Principal Risk Factors
Approval of the Reorganization (The Proposal)
    Reasons for the Reorganization
    The Reorganization
    Tax Aspects of the Reorganization
    Capitalization Table (Unaudited)
Comparison Between the Fund and Target Fund
    Investment Objectives and Policies
    Special Investment Methods
    Investment Restrictions
    Portfolio Turnover
    Brokerage Practices
    Expense Ratios and Performance
    Shareholder Services
    Rights of Shareholders
    Management and Distribution Arrangements
    Target Fund Performance
    Purchase of Additional Shares
Method of Carrying Out the Reorganization
Miscellaneous

    Financial Information
    Public Information
Other Business
    Annex A - Agreement and Plan of Reorganization, dated March 16, 1995, by and between Oppenheimer Time Fund and Oppenheimer Target Fund A-1

OPPENHEIMER TARGET FUND
Two World Trade Center, New York, New York  10048-0203
1-800-525-7048

PROXY STATEMENT AND PROSPECTUS

Special Meeting of Shareholders to be held June 20, 1995



INTRODUCTION

General

This Proxy Statement and Prospectus is being furnished to the shareholders of Oppenheimer Time Fund (the "Fund"), a registered management investment company, in connection with the solicitation by the Fund's Board of Trustees (the "Board") of proxies to be used at the Special Meeting of Shareholders of the Fund to be held at 3410 South Galena Street, Denver, Colorado 80231, at 10:00 A.M., Denver time, on June 20, 1995, or any adjournments thereof (the "Meeting"). It is expected that the mailing of this Proxy Statement and Prospectus will commence on or about May 26, 1995.

At the Meeting, shareholders of the Fund will be asked to approve an Agreement and Plan of Reorganization (the "Reorganization Agreement") between the Fund and Oppenheimer Target Fund, including the transfer of substantially all the assets of the Fund (consisting of Class A shares) in exchange for Class A shares of Target Fund, the distribution of such Class A shares to the shareholders of the Fund in complete liquidation of the Fund, the deregistration of the Fund as an investment company under the Investment Company Act of 1940, as amended (the "Investment Company Act"), and the cancellation of the outstanding shares of the Fund. Target Fund currently offers Class A shares with a sales charge imposed at the time of purchase (certain purchases aggregating $1.0 million or more are not subject to a sales charge, but may be subject to a contingent deferred sales charge). Target Fund also offers Class C shares which are offered without a sales or front-end sales charge, although an investor may pay a sales charge when shares are redeemed, depending on how long they are held. A contingent deferred sales charge is imposed on most Class C shares redeemed within 12 months of purchase. The Class A shares to be issued by Target Fund pursuant to the Reorganization will be issued at net asset value without a sales charge.

Record Date; Vote Required; Share Information

    The Board has fixed the close of business on April 21, 1995 as the record date (the "Record Date") for the determination of shareholders entitled to notice of, and to vote at, the Meeting. An affirmative vote of the holders of a majority of the outstanding shares of the Fund entitled to vote at the Meeting is required for approval of the Proposal. An affirmative vote of the holders of a majority of the outstanding shares of the Fund is defined as the vote of the holders of the lesser of: (i) 67% or more of the voting securities present or represented by proxy of the shareholder meeting if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or (ii) more than 50% of the outstanding voting securities. Each shareholder will be entitled to one vote for each share and a fractional vote for each fractional share held of record at the close of business on the Record Date. Only shareholders of the Fund will vote on the Reorganization. The vote of shareholders of Target Fund is not being solicited.

At the close of business on the Record Date, there were approximately 20,700,306.546 shares of the Fund issued and outstanding, 13,517,341.701 shares of Class A of Target Fund issued and outstanding and 96,636.869 shares of Class C of Target Fund issued and outstanding. The presence in person or by proxy of the holders of a majority of such shares constitutes a quorum for the transaction of business at the Meeting. To the knowledge of the Fund, as of the Record Date, no person owned of record or beneficially 5% or more of the outstanding shares of the Fund or 5% or more of the outstanding Class A or Class C shares of Target Fund. In addition, as of the record date, the Trustees and officers owned less than 1% of the outstanding shares of both the Fund or of the outstanding shares of Class A or Class C Target Fund.

Proxies

The enclosed form of proxy, if properly executed and returned, will be voted (or counted as an abstention or withheld from voting) in accordance with the choices specified thereon, and will be included in determining whether there is quorum to conduct the Meeting. The proxy will be voted in favor of the Proposal unless a choice is indicated to vote against or to abstain from voting on the Proposal.

Shares owned of record by broker-dealers for the benefit of their customers ("street account shares") will be voted by the broker-dealer based on instructions received from its customers. If no instructions are received, the broker-dealer may (if permitted under applicable stock exchange rules), as record holder, vote such shares on the Proposal in the same proportion as that broker-dealer votes street account shares for which voting instructions were received in time to be voted. If a shareholder executes and returns a proxy but fails to indicate how the votes should be cast, the proxy will be voted in favor of the Proposal. The proxy may be revoked at any time prior to the voting thereof by: (i) writing to the Secretary of the Fund at Two World Trade Center, 34th Floor, New York, New York 10048-0203; (ii) attending the Meeting and voting in person; or (iii) signing and returning a new proxy (if returned and received in time to be voted).

Costs of the Solicitation and the Reorganization

    All expenses of this solicitation, including the cost of printing and mailing this Proxy Statement and Prospectus, will be borne by the Fund. Any documents such as existing prospectuses or annual reports that are included in that mailing will be a cost of the fund issuing the document. In addition to the solicitation of proxies by mail, proxies may be solicited by officers of the Fund or officers and employees of OSS, personally or by telephone or telegraph or may be solicited by a proxy solicitation firm hired for such purpose. Any expenses so incurred will be borne by OSS. Brokerage houses, banks and other fiduciaries may be requested to forward soliciting material to the beneficial owners of shares of the Fund and to obtain authorization for the execution of proxies. For those services, if any, they will be reimbursed by the Fund for their reasonable out-of-pocket expenses.


With respect to the Reorganization, the Fund and Target Fund will bear the cost of their respective tax opinion. Any other out-of-pocket expenses of the Fund and Target Fund associated with the Reorganization, including legal, accounting and transfer agent expenses, will be borne by the Fund and Target Fund, respectively, in the amounts so incurred by each.

COMPARATIVE FEE TABLE

    The Fund and Target Fund each pay a variety of expenses directly for management of their assets, administration, distribution of their shares and other services, and those expenses reflected in each fund's net asset value per share. Shareholders pay other expenses directly, such as sales charges. The following tables show the expenses of the Fund and Target Fund and the pro forma expenses of a combined fund after giving effect to the Reorganization.

                                               Oppenheimer                     Oppenheimer     Pro forma
                                               Target Fund                     Time Fund       Combined Fund
                                               Class A         Class C         Class A         Class A         Class C
Maximum Sales Charge on Purchases
  (as a % of offering price)                   5.75%           None            5.75%           5.75%           None
Sales Charge on Reinvested Dividends           None            None            None            None            None
Deferred Sales Charge
  (as a % of the lower of the original
  purchase price or redemption proceeds)       None(1)         1.0%(2)         None(1)         None(1)         1.0%(2)


________________________
(1) If you invest more than $1 million in Class A shares, you may have to pay a sales charge of up to 1% if you sell your shares within 18 calendar months from the end of the calendar month during which you purchased those shares.
(2) If you redeem Class C shares within 12 months of buying them, you may have to pay a 1.0% contingent deferred sales charge.

The sales charge on purchases of the Fund, and the sales charge on purchases of Class A shares of Target Fund, are identical, and are not expected to change as a result of the reorganization.

    The calculations are based on the Fund's business expenses for the twelve month period ended December 31, 1994 and calculations for Target Fund are based on expenses for its Class A and Class C shares for the fiscal period ended December 31, 1994. The pro forma fees reflect the combined funds at December 31, 1994, as if the Reorganization had occurred on that date. These amounts are shown as a percentage of the average net assets of each class of a fund's shares for that year.

                                                                               Pro forma
                                Oppenheimer                    Oppenheimer     Combined
                                Target Fund                    Time Fund       Fund
                                Class A        Class C         Class A         Class A         Class C
Management Fees                 0.74%+         0.74%+          0.74%           0.71%           0.71%
12b-1 Service Plan Fees         0.17%*         1.00%           0.16%*          0.16%           1.00%
Other Expenses                  0.30%          0.42%           0.26%           0.27%           0.39%
Total Fund Operating            1.21%          2.16%           1.16%           1.14%           2.10%
  Expenses

___________________
+  Management fees for Target Fund have been restated in the fee table because the annual fees on the first and second
$200 million of net assets decreased to .75% and .70%, respectively, on July 1, 1994.  The fees in the table are based on expenses that would have been incurred if the lower management rate had been in effect for the twelve months ended
December 31, 1994.
    *  The 12b-1 Service Plan fees for Target Fund have been restated in the table because an amended Service Plan for
Target Fund shares took effect July 1, 1994.  That applies to all shares of the Fund, regardless of the date on which the shares were purchased.  The fees in the table are based on expenses that would have been incurred if that plan had been in effect during the twelve months ended December 31, 1994.  Actual management fees for Target Fund for Class A shares would have been .76%, and the Class A Service Plan fees would have been .10% and the total operating expenses would have been 1.16% for Class A and 2.18% for Class C shares, respectively.  The 12b-1 Service Plan fees for Time Fund have been restated for the same reasons as described above.  The actual Service Plan fees would have been .11%, and the total fund operating expenses would have been 1.11%.  Target Fund Class C shares have a 12b-1 Distribution and Service Plan
Fee which includes an asset-based sales charge.  The maximum service fee is 0.25% of average net assets of that class and the asset-based sales charge of 0.75%.

To try and show the effect of these expenses, on an investment over time, the hypotheticals shown below have been created. Assume that you make a $1,000 investment in either the Fund or Target Fund or the new combined fund and that the annual return is 5% and that the operating expenses for each fund are the ones shown in the chart above. If you were to redeem your shares at the end of each period shown below, your investment would incur the following expenses by the end of each period shown:


                                1 year         3 years         5 years      10 years(1)
Oppenheimer Target Fund
  Class A Shares                $69            $94             $120         $196
  Class C Shares                $32            $68             $116         $249

Oppenheimer Time Fund
  Class A Shares                $69            $92             $118         $190

Pro Forma Combined Fund
  Class A Shares                $68            $92             $117         $188
  Class C Shares                $31            $66             $113         $243

    If you did not redeem your investment, it would incur the following expenses:

                                1 year         3 years         5 years      10 years(1)
Oppenheimer Target Fund
  Class A Shares                $69            $94             $120         $196
  Class C Shares                $22            $68             $116         $249

Oppenheimer Time Fund
  Class A Shares                $69            $68             $118         $190

Pro Forma Combined Fund
  Class A Shares                $68            $92             $117         $188
  Class C Shares                $21            $66             $113         $243

_____________________
(1) Because of the asset-based sales charge imposed on Class C shares of Target Fund, long-term shareholders of Class C shares could bear expenses that would be the economic equivalent of an amount greater than the maximum front-end sales charges permitted under applicable regulatory requirements.

SYNOPSIS

The following is a synopsis of certain information contained in or incorporated by reference in this Proxy Statement and Prospectus and presents key considerations for shareholders of the Fund to assist them in determining whether to approve the Reorganization. This synopsis is only a summary and is qualified in its entirety by the more detailed information contained in or incorporated by reference in this Proxy Statement and Prospectus and the Annex hereto. Shareholders should carefully review this Proxy Statement and Prospectus and the Annex hereto in their entirety and, in particular, the current Prospectus of Target Fund which accompanies this Proxy Statement and Prospectus and is incorporated by reference herein.

Parties to the Reorganization

    The Fund is a diversified, open-end, management investment company. Target Fund is a diversified, open-end, management investment company which was reorganized as a Massachusetts business trust on April 30, 1987. The Fund and Target Fund are each located at Two World Trade Center, New York, New York 10048-0203. The members of the Board of the Fund and the Board of Trustees of Target Fund are the same. Oppenheimer Management Corporation (the "Manager") acts as investment adviser to the Fund and Target Fund (collectively referred to herein as the "funds"). Additional information about the parties is set forth below.

    Shares to be Issued

Shareholders of the Fund will receive Class A shares of Target Fund. The Board of Trustees of Target Fund have established two classes of shares which are Class A and Class C. All classes vote together in the aggregate as to certain matters, however shares of a particular class vote together on matters that affect that class alone. With respect to the Fund, there is only one class of shares and Fund shareholders vote exclusively on all matters submitted to a vote of Fund shareholders.


The Reorganization

The Reorganization Agreement provides for the transfer of substantially all the assets of the Fund, consisting of Class A shares, to Target Fund in exchange for Class A shares of Target Fund. The net asset value of Target Fund's Class A shares issued in the exchange will equal the value of the assets of the Fund received by Target Fund. Following the Closing Date (as hereafter defined) scheduled for the Reorganization, the Fund will distribute the Class A shares of Target Fund received by the Fund on the Closing Date to holders of Fund shares issued and outstanding as of the Valuation Date (as hereinafter defined) in complete liquidation of the Fund and the Fund will thereafter be dissolved and deregistered under the Investment Company Act. As a result of the Reorganization, each Fund shareholder will receive that number of full and fractional Target Fund, Class A shares equal in value to such shareholder's pro rata interest in the assets transferred to Target Fund as of the Valuation Date. The Board has determined that the interests of existing Fund shareholders will not be diluted as a result of the Reorganization. For the reasons set forth below under "The Reorganization - Reasons for the Reorganization," the Board, including the trustees who are not "interested persons" of the Fund (the "Independent Trustees'), as that term is defined in the Investment Company Act, has concluded that the Reorganization is in the best interests of the Fund and its shareholders and recommends approval of the Reorganization by Fund shareholders. If the Reorganization is not approved, the Fund will continue in existence and the Board will determine whether to pursue alternative actions.

Reasons for the Reorganization

    The Board of Trustees of the Fund (the "Board"), including the Independent Trustees, at a meeting held on March 16, 1995, unanimously approved and recommended to the shareholders of the Fund that they approve the Reorganization and Reorganization Agreement. In considering the Reorganization, the Board compared the Fund to Target Fund with respect to size, investment objectives, management fees and performance. Both the Fund and Target Fund are equity funds sharing similar investment objectives of seeking capital appreciation through emphasis on securities of "growth-type companies." Each of the funds seeks its investment objective by investing in common stocks, preferred stocks, convertible securities and rights and warrants which vary in proportion from time to time. Both funds may invest in stocks that are sensitive to changes in the business cycle, known as "cyclicals" if they present opportunities for long term growth. The funds do not invest to seek current income to pay shareholders. Among other factors, the Board took into consideration that the schedule of management fee rates are identical for both funds. The Board also considered pro forma financial information which indicated that the average management fee rate paid by shareholders in a combined fund would likely be lower and that the expense ratio would be lower for Class A shareholders of the combined fund. For the fiscal year ended June 30, 1994, the expense ratio for Time Fund was .94% of average annual net assets. For the fiscal year ended December 31, 1994, the expense ratio was 1.16% of the average annual net assets for Class A shares of Target Fund and it was 2.18% of the average annual net assets for Class C shares. With respect to the six months ended December 31, 1994, the expense ratio for Time Fund was 1.29% of the average annual net assets (annualized). The actual expenses of Time Fund for the twelve month period ended December 31, 1994 were 1.11% of the average annual net assets. For the fiscal year ended December 31, 1994, on a pro forma basis, giving effect to the Reorganization, the expense ratio for Target Fund as the surviving fund, would be 1.14% of the average annual net assets for Class A shares and 2.10% of the average annual net assets for Class C shares.

The Board also considered that the Fund consists solely of Class A shares, while Target Fund offers Class A shares and Class C shares. Class A shares of the Fund could easily be exchanged for Class A shares of Target Fund. The Board compared the size of each fund. As of March 15, 1995, the net assets of the Fund were approximately $311 million and the net assets of Target Fund were approximately $317 million. While the funds are similar in size, it is expected that over time, Target Fund will continue to grow and become the larger fund. In the month of February, the Fund had over 7 million in net redemptions while Target Fund had over 5 million in net purchases. In addition, as a result of the Reorganization, the combined fund will be much larger and shareholders of the Fund should benefit from the economies of scale available to a larger fund. These economies of scale should result in lower costs per account for each shareholder through lower operating expenses and transfer agency expenses.

The Board also considered that there would be no sales charge imposed in effecting the Reorganization, and that the Reorganization would be effected as a tax-free exchange. The Board determined that it would be in the best interests of Time Fund and its shareholders to combine with Target Fund. The Board also determined that combining the funds would not result in a dilution of the interests of Time Fund shareholders.

In determining to recommend approval of the reorganization to shareholders, the Board also considered information on the historical performance of both funds. Target Fund has enjoyed significantly better performance than the Fund, for the one and five year periods ended December 31, 1994. Although past performance is not predictive of future results the Board determined that the shareholders of the Fund would have the opportunity to be shareholders in a similar fund with more favorable past performance.

Tax Consequences of the Reorganization

In the opinion of KPMG Peat Marwick LLP ("Peat Marwick"), tax adviser to the Fund, the Reorganization will qualify as a tax-free reorganization for Federal income tax purposes. As a result, no gain or loss will be recognized by the Fund, Target Fund, or the shareholders of the combined fund for Federal income tax purposes as a result of the Reorganization. For further information about the tax consequences of the Reorganization, see "Approval of the Reorganization
- - Tax Aspects" below.

Investment Objectives and Policies

As its investment objective, both the Fund and Target Fund seek capital appreciation.

The Fund seeks its investment objective of capital appreciation by emphasizing investment in "mid-capitalization" companies (those generally with capitalization between $500 million and $5 billion, also known as "mid-cap" companies) that are, in the Manager's opinion, established, well managed companies with strong market positions, high quality products and high earnings growth potential that have a proven ability to translate growth in sales and market share into earnings.

The Fund's investments include common stocks, preferred stocks, convertible securities, and rights and warrants in proportions which vary from time to time. Of the companies whose stocks the Fund held during the fiscal year ended June 30, 1994, some are categorized as "consumer cyclicals" that do well in the early to middle stages of the economic cycle; some fall into the technology sectors, others are classified as financial services issues. In every case, however, sector classifications are less important selection criteria for the Fund than specific company characteristics.

Target Fund seeks its investment objective of capital appreciation by emphasizing investment in common stocks or other equity securities, including convertible securities or may, just as with the Fund, hold warrants and rights. Target Fund may also seek to take advantage of changes in the business cycle by investing in companies that are sensitive to those changes, if the Manager believes they present opportunities for long-term growth. For example, when the economy is expanding, companies in the financial services and consumer products industries may be in a position to benefit from changes in the business cycle and may present long-term growth opportunities.

Both the Fund and Target Fund may purchase equity and debt securities issued or guaranteed by foreign companies or foreign governments or their agencies. The Fund may purchase securities in any country, developed or underdeveloped. There is no limit on the amount of assets each fund may invest in foreign securities, although as to Target Fund, it does not normally "expect" to have more than 35% of its assets invested in foreign securities. Foreign currency will be held by each fund only in connection with the purchase or sale of foreign securities.

The Manager considers many identical factors, when investing the assets of the Fund or the assets of Target Fund, including general economic conditions in the U.S. relative to foreign economies, and the trends in domestic and foreign stock markets. Each of the funds may try to hedge against losses in the value of its portfolio of securities by using hedging strategies. When market conditions are unstable, each of the funds may invest substantial amounts of their assets in debt securities, such as money market instruments or government securities. The Manager may, with respect to both funds, invest in securities of companies that are in special situations that the Manager believes presents opportunities for capital growth, such as a proposed merger or reorganization. There is a risk that the price of a security may decline if the anticipated development fails to occur. There is no restriction on the amount of assets that each fund may invest in special situations.

Because the type of securities each fund invests in, and the investment techniques each fund uses, some of which may be speculative, both funds are designed for investors who are willing to accept greater risks of loss of their capital in the hope of achieving capital appreciation. Neither fund is intended for investors seeking assured income and preservation of capital.

Investment Advisory and Distribution Plan Fees

The funds both obtain investment management services from Oppenheimer Management Corporation (the "Manager"). The management fee is payable monthly and computed on the net asset value of each fund as of the close of business each day. The Fund pays a management fee at the rate of 0.75% of the first $200 million of net assets, 0.72% of the next $200 million, 0.69% of the next $200 million, 0.66% of the next $200 million, and 0.60% of aggregate assets over $800 million. Target Fund pays the identical management fee rate, however, prior to July 1, 1994 the annual management fee rate for Target Fund on the first and second $200 million of the Target Funds aggregate net assets was 0.80% and 0.75% respectively. That rate was lowered subsequent to July 1, 1994 and Target Fund and the Fund now have the same management fee rates. Both the Fund and Target Fund have service plans pursuant to Rule 12b-1 under the Investment Company Act. Specifically, Target Fund has adopted a service plan for its Class A shares and a Distribution and Service Plan for its Class C shares to compensate the Distributor for its services and costs in distributing Class C shares and servicing accounts. Fund shareholders, as a result of the reorganization will become Class A shareholders of Target Fund and will not be affected by the Distribution and Service Plan for Class C shares. The Service Plan adopted by the Fund, and the Service Plan adopted by Target Fund for its Class A shares (the "Service Plan") provide that each of the funds reimburses Oppenheimer Funds Distributor, Inc. (the "Distributor"), the distributor of each fund's shares, quarterly for all or a portion of the Distributor's costs incurred in connection with the personal service and maintenance of shareholder accounts that hold the funds' shares. Time Fund amended its Service Plan, effective July 1, 1994. The Service Plan, as amended, applies to all shares of the Fund regardless of the date on which they were purchased. The current maximum annual fee payable by Time Fund pursuant to its service plan is 0.25% of the average net asset value of the Fund's shares, and for Target Fund it is 0.25% of the average net assets of Class A shares, computed as of the close of each business day. See "Comparison Between the Fund and Target Fund - Expense Ratios and Performance" below.

Purchases, Exchanges and Redemptions

The Fund and Target Fund are part of the OppenheimerFunds complex of mutual funds. The procedures for purchases, exchanges and redemptions of shares of the funds are substantially the same.

The maximum sales charge on shares of the Fund and Class A shares of Target Fund is 5.75%, and is reduced for purchases of $25,000 or more. For certain purchases of $1 million or more, the funds do not charge a front-end sales charge but impose a contingent deferred sales charge of a maximum of 1% on shares redeemed within 18 months of the end of the calendar month of their purchase. Shares of Target Fund received in the Reorganization will be issued at net asset value, without a sales charge. Shareholders may purchase through AccountLink (whereby funds are transmitted electronically from an account at a U.S. bank or other financial institution that is an Automated Clearing House (ACH) up to $100,000. Shareholders of the funds may exchange their shares at net asset value for shares of any of over 30 equity, fixed-income and money market funds for which the Distributor or an affiliate acts as the distributor. Shares of any money market fund purchased without a sales charge may be exchanged for shares of a fund offered with a sales charge upon payment of the sales charge. However, shares of a particular class may be exchanged only for shares of the same class in other OppenheimerFunds. For example, shareholders of the Fund can only exchange their Class A shares for Class A shares of another fund. Shareholders of the funds may redeem their shares by written request or by telephone request in an amount up to $50,000 in any seven-day period, or they may arrange to have share redemption proceeds wired to a pre-designated account at a U.S. bank or other financial institution that is an ACH member ("AccountLink redemption"). Shareholders may redeem shares automatically by calling PhoneLink and having redemption proceeds wired to a pre-established AccountLink bank account. Shareholders of the funds may reinvest redemption proceeds within six months of a redemption at net asset value in shares of the funds or any of numerous "Eligible Funds" within the OppenheimerFunds complex. The Fund and Target Fund may redeem accounts valued at less than $500 and $200, respectively, if the account has fallen below such stated amount for reasons other than market value fluctuations. Both funds offer Automatic Withdrawal and Exchange Plans.

PRINCIPAL RISK FACTORS

In evaluating whether to approve the Reorganization and invest in Target Fund, shareholders should carefully consider the following risk factors, which is a summary only, relating to both Target Fund and the Fund, in addition to the other information set forth in this Proxy Statement and Prospectus and the more complete description of risk factors set forth in the documents incorporated by reference herein, including the Prospectuses of the funds and their respective Statements of Additional Information. As stated in their respective Prospectuses, as a general matter, the Fund and Target Fund are both intended for investors seeking capital appreciation who are willing to accept greater risks of loss in the hopes of greater gains. The funds do not invest to seek current income to pay shareholders. There is no assurance that either the Fund or Target Fund will achieve its investment objective.

Investment By The Funds in Foreign Securities

Each of the funds may invest in "foreign securities" which include equity and debt securities of companies organized under the laws of countries other than the United States and debt securities of foreign governments that are traded on foreign securities exchanges or in the foreign over-the-counter market. The funds may purchase securities country, developed or undeveloped. There is no limit on the amount of each fund assets that may be invested in foreign securities, however, Target Fund normally does not expect to have more than 35% of its assets invested in foreign securities. The Fund may write and purchase both covered and uncovered calls and puts on foreign currencies. The Fund may also enter into Forward Contracts to protect against uncertainty in the level of future exchange rates. Investments in foreign securities present special additional risks and considerations not typically associated with instruments in domestic securities. For example, foreign issuers are not subject to the same accounting and disclosure requirements that U.S. companies are subject to. The value of foreign instruments may be affected by changes in foreign currency rates, exchange control regulations, expropriation or nationalization of a company's assets, foreign taxes, delays in settlement of transactions, changes in governmental, economic or monetary policy in the U.S. or abroad, or other political and economic factors. Other risks include reduction of income by foreign taxes; fluctuation in value of foreign portfolio investments due to changes in currency rates and control regulations (e.g., currency blockage); transaction charges for currency exchange; lack of public information about foreign issuers; lack of uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic issuers; less volume on foreign exchanges than on U.S. exchanges; greater volatility and less liquidity on foreign markets than in the U.S.; less regulation of foreign issuers, stock exchanges and brokers than in the U.S.; greater difficulties in commencing lawsuits; higher brokerage commission rates than in the U.S.; increased risks of delays in settlement of portfolio transactions or loss of certificates for portfolio securities; possibilities in some countries of expropriation, confiscatory taxation, political, financial or social instability or adverse diplomatic developments; and unfavorable differences between the U.S. economy and foreign economies. In the past, U.S. Government policies have discouraged certain investments abroad by U.S. investors, through taxation or other restrictions, and it is possible that such restrictions could be re-imposed.

Investment In Growth Type Companies

The funds both seek their investment of capital appreciation by emphasizing investment in "growth-type" companies. Specifically, the Fund invests in "mid-capitalization" companies those generally with capitalization between $500 million and $5 billion, also known as "mid-cap" companies. With respect to Target Fund, the Manager may emphasize investment in companies in particular ranges of size. Both funds may invest in companies of any size and capitalization, however, in general capital appreciation is more likely to be found in the securities of "growth-type" companies that have a proven ability to translate growth in sales and market shares into earnings gain. Some of the investment techniques used by the Funds (see Risks of Hedging With Options and Futures, described below) may be considered to be speculative and may increase the risks of investing in the funds, and may also increase each funds' operating costs.

Special Situations

Each of the funds, may invest in securities of companies that are in "special situations" that the Manager believes present opportunities for capital growth. A "special situation" may be an event such as a proposed merger, reorganization, or other unusual development that is expected to occur and which may result in an increase in the value of a company's securities regardless of general business conditions or the movement of prices in the securities market as a whole. There is a risk that the price of the security may decline if the anticipated development fails to occur. There is no limit on the amount of assets that each of the funds may invest in "special situations."

Borrowing for Leverage

The Fund and Target Fund may borrow up to 10% of the value of their respective total assets from banks on an unsecured basis to buy securities. This is a speculative investment method known as "leverage." Leveraging may subject an investment in the fund to greater risks and costs than funds that do not borrow. These risks may include the possible reduction of income and increased fluctuation in the fund's net asset value per share, since the fund pays interest on borrowings.

Small, Unseasoned Companies. The funds may invest in securities of small, unseasoned companies. These are companies that have been in operation for less than three years, even after including the operations of any predecessors. Securities of these companies may have limited liquidity and may be subject to volatility in their prices. Neither of the funds currently intends to invest no more than 5% of their respective net assets in securities of small, unseasoned issuers.

Warrants and Rights

Each of the funds may invest in warrants, which are the option to purchase stock at set prices that are valid for a limited period of time. The Fund may invest up to 2% of its total assets in warrants or rights. Target Fund may invest up to 5% of its total assets. These restrictions do not include warrants or rights that have been acquired in units or are attached to other securities. With respect to Target Fund no more than 2% of its assets may be invested in warrants that are not listed on the New York or American Stock Exchanges.

Risks of Hedging With Options and Futures

The funds may write covered call options and engage in hedging transactions as described below in "Comparison Between the Fund and Target Fund - Special Investment Methods". There are certain risks in writing calls. If a call written by the fund is exercised, the fund forgoes any profit from any increase in the market price above the call price of the underlying investment on which the call was written. In addition, the fund could experience capital losses which might cause previously distributed short-term capital gains to be re-characterized as a non-taxable return of capital to shareholders. In writing puts, there is the risk that the fund may be required to buy the underlying security at a disadvantageous price. The principal risks of trading futures are (i) possible imperfect correlation between the prices of the futures an the market value of the dept securities in the fund's portfolio, (ii) possible lack of a liquid secondary market for closing out a futures position, (iii) the need for additional skills and techniques beyond those required for normal portfolio management and
(iv) losses on futures resulting from interest rate movements not anticipated by the Manager. Writing covered calls and the buying and selling of options and futures contracts are considered derivative investments. A derivative investment is a specially designed investment whose performance is linked to the performance of another investment or security, such as an option, future, index or currency. The risks of investing in derivative investments include not only the ability of the company issuing the instrument to pay the amount due on the maturity of the instrument, but also the risk that the underlying investment or security might not perform the way the Manager expected it to perform. The performance of derivative investments may also be influenced by interest rate changes in the U.S. and abroad. All of this can mean that the Fund will realize less income than expected. Certain derivative instruments held by the Fund and Target Fund may trade in the over-the-counter markets and may be illiquid. See "Illiquid and Restricted Securities".

APPROVAL OF THE REORGANIZATION
(The Proposal)

Reasons for the Reorganization

The Board of Trustees of the Fund (the "Board"), including the Independent Trustees, at a meeting held on March 16, 1995, unanimously approved and recommended to the shareholders of the Fund that they approve the Reorganization and Reorganization Agreement. In considering the Reorganization, the Board compared the Fund to Target Fund with respect to size, investment objectives, management fees and performance. Both the Fund and Target Fund are equity funds sharing similar investment objectives of seeking capital appreciation through emphasis on securities of "growth-type companies." Each of the funds seeks its investment objective by investing in common stocks, preferred stocks, convertible securities and rights and warrants which vary in proportion from time to time. Both funds may invest in stocks that are sensitive to changes in the business cycle, known as "cyclicals" if they present opportunities for long term growth. The funds do not invest to seek current income to pay shareholders. Among other factors, the Board took into consideration that the schedule of management fee rates are identical for both funds. The Board also considered pro forma financial information which indicated that the average management fee rate paid by shareholders in a combined fund would likely be lower and that the expense ratio would be lower for Class A shareholders of the combined fund. For the fiscal year ended June 30, 1994, the expense ratio for Time Fund was .94% of average annual net assets. For the fiscal year ended December 31, 1994, the expense ratio was 1.16% of the average annual net assets for Class A shares of Target Fund and it was 2.18% of the average annual net assets for Class C shares. With respect to the six months ended December 31, 1994, the expense ratio for Time Fund was 1.29% of the average annual net assets (annualized). For the fiscal year ended December 31, 1994, on a pro forma basis, giving effect to the Reorganization, the expense ratio for Target Fund as the surviving fund, would be 1.14% of the average annual net assets for Class A shares and 2.10% of the average annual net assets for Class C shares.

The Board also considered that the Fund consists solely of Class A shares, while Target Fund offers Class A shares and Class C shares. Class A shares of the Fund could easily be exchanged for Class A shares of Target Fund. The Board compared the size of each fund. As of March 15, 1995, the net assets of the Fund were approximately $311 million and the net assets of Target Fund were approximately $317 million. While the funds are similar in size, it is expected that over time, Target Fund will continue to grow and become the larger fund. In the month of February, the Fund had over 7 million in net redemptions while Target Fund had over 5 million in net purchases. In addition, as a result of the Reorganization, the combined fund will be much larger and shareholders of the Fund should benefit from the economies of scale available to a larger fund. These economies of scale should result in lower costs per account for each shareholder through lower operating expenses and transfer agency expenses.

The Board also considered that there would be no sales charge imposed in effecting the Reorganization, and that the Reorganization would be effected as a tax-free exchange. The Board determined that it would be in the best interests of Time Fund and its shareholders to combine with Target Fund. The Board also determined that combining the funds would not result in a dilution of the interests of Time Fund shareholders.

In determining to recommend approval of the reorganization to shareholders, the Board also considered information on the historical performance of both funds. Target Fund has enjoyed significantly better performance than the Fund, for the one and five year periods ended December 31, 1994. Although past performance is not predictive of future results the Board determined that the shareholders of the Fund would have the opportunity to be shareholders in a similar fund with more favorable past performance.

The Reorganization

The Reorganization Agreement (a copy of which is set forth in full as Annex A to this Proxy Statement and Prospectus) contemplates a reorganization under which (i) all of the assets of the Fund (other than the cash reserve described below (the "Cash Reserve")) would be transferred to Target Fund in exchange for Class A shares of Target Fund, (ii) these shares would be distributed among the shareholders of the Fund in complete liquidation of the Fund, (iii) the Fund would be deregistered as an investment company under the Investment Company Act and (iv) the outstanding shares of the Fund would be cancelled. Target Fund will not assume any of the Fund's liabilities except for portfolio securities purchased which have not settled and outstanding shareholder redemption and dividend checks.

The result of effectuating the Reorganization would be that: (i) Target Fund would add to its gross assets all of the assets (net of any liability for portfolio securities purchased but not settled and outstanding shareholder redemption and dividend checks) of the Fund other than its Cash Reserve; and (ii) the shareholders of the Fund as of the close of business on the Closing Date would become shareholders of Target Fund.

    The effect of the Reorganization will be that shareholders of the Fund who vote their shares in favor of the Reorganization will be electing to redeem their shares of the Fund (at net asset value on the Valuation Date referred to below under "Method of Carrying Out the Reorganization Plan," calculated after subtracting the Cash Reserve) and reinvest the proceeds in Class A shares of Target Fund at net asset value without sales charge and without recognition of taxable gain or loss for Federal income tax purposes (see "Tax Aspects of the Reorganization" below). The Cash Reserve is that amount retained by the Fund which is sufficient in the discretion of the Board for the payment of: (a) the Fund's expenses of liquidation, and (b) its liabilities, other than those assumed by Target Fund. The Fund and Target Fund will bear all of their respective expenses associated with the Reorganization, as set forth under "Costs of the Solicitation and the Reorganization" above. Management estimates that such expenses associated with the Reorganization to be borne by the Fund will not exceed $58,000. Liabilities as of the date of the transfer of assets will consist primarily of accrued but unpaid normal operating expenses of the Fund, excluding the cost of any portfolio securities purchased but not yet settled and outstanding shareholder redemption and dividend checks. See "Method of Carrying Out the Reorganization Plan" below.


The Reorganization Agreement provides for coordination between the funds as to their respective portfolios so that, after the closing, Target Fund will be in compliance with all of its investment policies and restrictions. The Fund will recognize capital gain or loss on any sales made pursuant to this paragraph. As noted in "Tax Aspects of the Reorganization" below, if the Fund realizes net gain from the sale of securities in 1994, such gain, to the extent not offset by capital loss carry forward, will be distributed to shareholders prior to the Closing Date and will be taxable to shareholders as capital gain.

Tax Aspects of the Reorganization

Immediately prior to the Valuation Date referred to in the Reorganization Agreement, the Fund will pay a dividend or dividends which, together with all previous such dividends, will have the effect of distributing to the Fund shareholders all of the Fund's investment company taxable income for taxable years ending on or prior to the Closing Date (computed without regard to any deduction for dividends paid) and all of its net capital gain, if any, realized in taxable years ending on or prior to the Closing Date (after reduction for any available capital loss carry-forward). Such dividends will be included in the taxable income of the Fund's shareholders as ordinary income and capital gain, respectively.

The exchange of the assets of the Fund for Class A shares of Target Fund and the assumption by Target Fund of certain liabilities of the Fund is intended to qualify for Federal income tax purposes as a tax-free reorganization under Section 368(a)(1) of the Internal Revenue Code of 1986, as amended (the "Code"). The Fund has represented to Peat Marwick, tax adviser to the Fund, that there is no plan or intention by any Fund shareholder who owns 5% or more of the Fund's outstanding shares, and, to the Fund's best knowledge, there is no plan or intention on the part of the remaining Fund shareholders, to redeem, sell, exchange or otherwise dispose of a number of Target Fund shares received in the transaction that would reduce the Fund shareholders' ownership of Target Fund Class A shares to a number of shares having a value, as of the Closing Date, of less than 50% of the value of all the formerly outstanding Fund shares as of the same date. The Fund and Target Fund have each further represented to Peat Marwick that, as of the Closing Date, the Fund and Target Fund will qualify as regulated investment companies or will meet the diversification test of Section 368(a)(2)(F)(ii) of the Code.

As a condition to the closing of the Reorganization, Target Fund and the Fund will receive the opinion of KPMG Peat Marwick, LLP to the effect that, based on the Reorganization Agreement, the above representations, existing provisions of the Code, Treasury Regulations issued thereunder, current Revenue Rulings, Revenue Procedures and court decisions, for Federal income tax purposes:

1. The transactions contemplated by the Reorganization Agreement will qualify as a tax-free "reorganization" within the meaning of
        Section 368(a)(1) of the Code.

2. The Fund and Target Fund will each qualify as "a party to a reorganization" within the meaning of Section 368(b)(2) of the Code.

3. No gain or loss will be recognized by the shareholders of the Fund upon the distribution of Class A shares of beneficial interest in Target Fund to the shareholders of the Fund pursuant to Section 354 of the Code.

4. Under Section 361(a) of the Code no gain or loss will be recognized by the Fund by reason of the transfer of its assets solely in exchange for Class A shares of Target Fund.

5. Under Section 1032 of the Code no gain or loss will be recognized by Target Fund by reason of the transfer of the Fund's assets solely in exchange for Class A shares of Target Fund.

6. The shareholders of the Fund will have the same tax basis and holding period for the Class A shares of beneficial interest in Target Fund that they receive as they had for the Fund stock that they previously held, pursuant to Sections 358(a) and 1223(1) of the Code, respectively.

7. The securities transferred by the Fund to Target Fund will have the same tax basis and holding period in the hands of Target Fund as they had for the Fund, pursuant to Sections 362(b) and 1223(1) of the Code, respectively.

Shareholders of the Fund should consult their tax advisors regarding the effect, if any, of the Reorganization in light of their individual circumstances. Since the foregoing discussion only relates to the Federal income tax consequences of the Reorganization, shareholders of the Fund should also consult their tax advisers as to state and local tax consequences, if any, of the Reorganization.

Capitalization Table (Unaudited)

The table below sets forth the capitalization of the Fund and Target Fund and indicates the pro forma combined capitalization as of December 31, 1994 as if the Reorganization had occurred on that date.

                                                                                      Net Asset
                                                               Shares                 Value
                                       Net Assets              Outstanding            Per Share
Oppenheimer Target Fund
   Class A Shares                      $301,698,437            13,330,877             $22.63
   Class C Shares                      $  1,065,787                47,375             $22.50

Oppenheimer Time Fund
   Class A Shares                      $326,410,301            21,387,554             $14.98

Pro Forma Combined Fund
   Class A Shares                      $628,108,738            27,754,663             $27.63
   Class C Shares                      $  1,069,787                47,375             $22.50

____________________
*   Reflects issuance of 14,423,786 shares of Target Fund in a tax-free exchange for the net assets of the Fund, aggregating
    $326,410,301.

The pro forma ratio of expenses to average annual net assets of the combined funds at December 31, 1994 would have been 1.14% with respect to Class A shares and 2.10% with respect to Class C shares.

COMPARISON BETWEEN THE FUND AND TARGET FUND

Comparative information about the Fund and Target Fund is presented below. Additional information about Target Fund is set forth in its Prospectus, accompanying this Proxy Statement and Prospectus, and additional information about both funds is set forth in documents that may be obtained upon request of OSS or are available for review at the offices of the SEC. See "Miscellaneous - Public Information."

Investment Objectives and Policies

As its investment objective, each of the Fund and Target Fund seeks capital appreciation in the value of its shares. Current income is not an objective of either fund. In seeking their investment objectives, the Fund and Target Fund employ various investment policies as described in detail below. The Manager is the investment adviser to both the Fund and Target Fund.

The Fund. The Fund seeks its investment objective of capital appreciation by emphasizing investment in "mid-capitalization" companies (those generally with capitalization between $500 million and $5 billion, also known as "mid-cap" companies) that are, in the Manager's opinion, established, well-managed companies with strong market positions, high quality products and high earnings growth potential that have a proven ability to translate growth in sales and market share into earnings gains.

The Fund's investments include common stocks, preferred stocks, convertible securities, and rights and warrants in proportions which vary from time to time. Of the companies whose stocks the Fund held during the fiscal year ended June 30, 1994, some are categorized as "consumer cyclicals" that do well in the early to middle stages of the economic cycle; some fall into the technology sector, others are considered healthcare companies and a few are classified as financial-services issues. As a group, mid-cap stocks may be more vulnerable to a weaker economy than other stock sectors. In every case, however, sector classifications are a less important selection criterion for the Fund than specific company characteristics.

When investing the Fund's assets, the Manager considers many factors, including general economic conditions in the U.S. relative to foreign economies, and the trends in domestic and foreign stock markets. The Fund may try to hedge against losses in the value of its portfolio of securities by using hedging strategies described below. When market conditions are unstable, the Fund may invest substantial amounts of its assets in debt securities, such as money market instruments or government securities. Securities selected for defensive purposes may include debt rated or unrated bonds and debentures, and preferred stocks, cash or cash equivalents, such as U.S. Treasury Bills and other short-term obligations of the U.S. government, its agencies or instrumentalities, or commercial paper rated "A-1" or better by Standard & Poor's Corporation or "P-1" or better by Moody's Investors Services, Inc.

The Fund may enter into interest rate swaps. In an interest rate swap, the Fund and another party exchange their respective commitments to pay or receive interest on a security, e.g., an exchange of floating rate payments for fixed rate payments. The Fund will not use interest rate swaps for leverage. Swap transactions will be entered into only as to security positions held by the Fund. The Fund may not enter into swap transactions with respect to more than 25% of its total assets. The Fund will segregate liquid assets equal to the net excess, if any, of its obligations over its entitlements under the swap and will mark to market that amount daily. There is a risk of loss on a swap equal to the net amount of interest payments that the Fund is contractually obligated to make. The credit risk of an interest rate swap depends on the counterparty's ability to perform.

Target Fund

Target Fund invests its assets to seek capital appreciation for shareholders. Target Fund does not invest to seek current income to pay to shareholders.

Target Fund seeks its investment objective by emphasizing investment in common stocks or other equity securities, including convertible securities, and may hold warrants and rights. These may include securities of U.S. companies or foreign companies.

Target Fund's investment adviser, Oppenheimer Management Corporation (the "Manager"), looks for securities that it believes may appreciate in value. The Fund may invest in companies of any size and capitalization, and at times the Manager may emphasize investment in companies in particular ranges of size. However, in general, capital appreciation possibilities are more likely to be found in the securities of "growth-type" companies than larger, more established companies.

Target Fund may also seek to take advantage of changes in the business cycle by investing in companies that are sensitive to those changes, if the Manager believes they present opportunities for long-term growth. For example, when the economy is expanding, companies in the financial services and consumer products industries may be in a position to benefit from changes in the business cycle and may present long-term growth opportunities.

When investing Target Fund's assets, the Manager considers many factors, including general economic conditions in the U.S. relative to foreign economies, and the trends in domestic and foreign stock markets. The Fund may try to hedge against losses in the value of its portfolio of securities by using hedging strategies described below. When market conditions are unstable, Target Fund may invest substantial amounts of its assets in debt securities, such as money market instruments or government securities. Securities selected for defensive purposes may include debt securities, such as rated or unrated bonds and debentures, and preferred stocks, cash or cash equivalents, such as U.S. Treasury Bills and other short-term obligations of the U.S. Government, its agencies or instrumentalities, or commercial paper rated "A-1" or better by Standard & Poor's Corporation or "P-1" or better by Moody's Investors Service, Inc. The Fund's portfolio manager may employ special investment techniques in selecting securities for the Fund.

Growth companies tend to be newer companies that may be developing new products or services, or expanding into new markets for their products. While they may have what the Manager believes to be favorable prospects for the long-term, they normally retain a large part of their earnings for research, development and investment in capital assets. Therefore, they tend not to emphasize the payment of dividends.

Special Investment Methods

The Fund and Target Fund each use the special investment methods summarized below.

Borrowing. The Fund and Target Fund may borrow up to 10% of the value of their respective total assets from banks on an unsecured basis to buy securities and invest the borrowed funds, subject to the 300% asset coverage requirement to the Investment Company Act. This is a speculative investment method known as "leveraging." Leveraging may subject an investment in the Fund to greater risks and costs than funds that do not borrow. These risks may include the possible reduction of income and increased fluctuation in a fund's net asset value per share, since the each fund pays interest on borrowings. Borrowing is subject to regulatory limits.

Short Sales Against-the-Box. The funds may not sell securities short except in transactions referred to as "short sales against-the-box." No more than 15% of each funds' respective net assets will be held as collateral for such short sales at any one time.

Foreign Securities. The Fund and Target Fund may purchase equity (and debt) securities issued or guaranteed by foreign companies or foreign governments or their agencies. The funds may buy securities of companies in any country, developed or underdeveloped. There is no limit on the amount of each funds' assets that may be invested in foreign securities, although Target Fund normally does not expect to have more than 35% of its assets invested in foreign securities. Foreign currency will be held by each of the funds only in connection with the purchase or sale of foreign securities. The Fund may write and purchase both covered and uncovered calls and puts on foreign currencies. The Fund may also enter into Forward Contracts to protect against uncertainty in the level of future exchange rates. If the funds' securities are held abroad, the countries in which they are held and the sub-custodians holding them must be approved by the Fund's Board of Trustees.

Foreign securities have special risks. For example, foreign issuers are not subject to the same accounting and disclosure requirements that U.S. companies are subject to. The value of foreign investments may be affected by changes in foreign currency rates, exchange control regulations, expropriation or nationalization of a company's assets, foreign taxes, delays in settlement of transactions, changes in governmental economic or monetary policy in the U.S. or abroad, or other political and economic factors.

Writing Covered Calls. The Fund and Target Fund may write (that is, sell) covered call options (calls) to raise cash for liquidity purposes (for example, to meet redemption requirements) or for defensive reasons. They may write calls only if certain conditions are met: (1) after writing any call, not more than 25% of each funds' total assets may be subject to calls; (2) the calls must be listed on a domestic securities exchange or quoted on the Automated Quotation System of the National Association of Securities Dealers, Inc.; and (3) each call must be "covered" while it is outstanding; that is, the Fund must own the securities on which the call is written or it must own other securities that are acceptable for the escrow arrangements required for calls. If a covered call written by one of the funds is exercised on a security that has increased in value, that fund will be required to sell the security at the call price and will not be able to realize any profit on the security above the call price.

Hedging With Options and Futures Contracts. Each fund may buy and sell options and futures contracts to try to manage its exposure to declining prices on its portfolio securities or to establish a position in the equity securities market as a temporary substitute for purchasing individual securities. Some of these strategies, such as selling futures, buying puts and writing covered calls, hedge the Fund's portfolio against price fluctuations. Other hedging strategies, such as buying futures and buying call options, tend to increase the Fund's exposure to the market.

Each of the funds may buy and sell futures contracts only if they relate to broadly-based stock indices, referred to as "Stock Index Futures". Each fund may purchase certain kinds of put and call options, Stock Index Futures (described below), financial futures, options on Stock Index Futures and on broadly-based stock indices. The Fund may enter into interest rate swaps, only as to security positions held by the Fund and not with respect to more than 25% of the Fund's total assets. These are all referred to as "hedging instruments." The funds do not use hedging instruments for speculative purposes.

Each fund may purchase put options (puts). Buying a put on an investment gives the Fund the right to sell the investment to a seller of a put on that investment at a set price. Each fund can buy only puts that relate to (1) securities or Stock Index Futures, or (2) broadly-based stock indices. The Fund can buy a put on a security or Stock Index Future whether or not the Fund owns the particular security or Stock Index Future in its portfolio, however, Target Fund may not purchase puts on securities it does not own. Target Fund may purchase puts which relate to Stock Index Futures, whether or not it owns the particular Stock Index Future in its portfolio. The Fund may sell puts on securities indices or Futures only if such puts are covered by segregated liquid assets, but may not sell puts if, as a result, more than 50% of the Fund's net assets would be required to be segregated liquid assets. The funds may not sell puts other than a put that the fund previously purchased. Each of the funds may purchase calls only on securities, broadly-based stock indices or Stock Index Futures, or to terminate its obligation on a call a fund previously wrote. A call or put may not be purchased if the value of all of a fund's put and call options would exceed 5% of a fund's total assets. Each fund may buy and sell futures contracts only if they relate to broadly-based stock indices (these are referred to as "Stock Index Futures"). The funds may purchase and sell puts and calls on foreign currencies that are traded on a securities or commodities exchange or over-the-counter market or quoted by major recognized dealers in such options, for the purpose of protecting against declines in the dollar value of foreign securities and against increases in the dollar cost of securities to be acquired. The Fund may write and purchase both covered and uncovered calls and puts on foreign currencies. The Funds may also enter into foreign currency exchange contracts ("Forward Contracts") in order to "lock in" the U.S. dollar price of a security denominated in a foreign currency which it has purchased or sold but which has not yet settled, or to protect against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and a foreign currency.

Illiquid and Restricted Securities. The Fund will not purchase or otherwise acquire any securities that may be illiquid by virtue of the absence of a readily-available market or because their disposition would be subject to legal restrictions ("restricted securities") if, as a result, more than 10% of the Fund's net assets would be invested in securities that are illiquid (including repurchase agreements maturing in more than seven days). This policy does not limit the acquisition of restricted securities eligible for resale to qualified institutional buyers pursuant to Rule 144A under the Securities Act that are determined to be liquid by the Fund's Board of Trustees or by the Manager under Board-approved guidelines. Such guidelines take into account, among other factors, trading activity for such securities and the availability of reliable pricing information. If there is a lack of trading interest in particular Rule 144A securities, the Fund's holdings of those securities may be illiquid. There may be undesirable delays in selling such securities at prices representing their fair value. Target Fund has an identical policy with respect to investment in restricted and illiquid securities.

Loans of Portfolio Securities. To attempt to increase income for liquidity purposes, each fund may lend its portfolio securities (other than in repurchase transactions) to brokers, dealers and other financial institutions meeting specified credit conditions if the loan is collateralized in accordance with applicable regulatory requirements and if, after any loan, the value of the securities loaned does not exceed 25% of the value of that fund's net assets. Each fund presently does not intend that the value of securities loaned in the current fiscal year will exceed 5% of the value of its total assets.

Repurchase Agreements. Each fund may acquire securities subject to repurchase agreements to generate income for liquidity purposes to meet anticipated redemptions, or pending the investment of proceeds from sales of fund shares or settlement of purchases of portfolio investments. If the vendor fails to pay the agreed-upon resale price on the delivery date, the fund's risks may include any costs of disposing of such collateral, and any loss from any delay in foreclosing on the collateral. Each fund's repurchase agreements will be fully collateralized. There is no limit on the amount of the fund's net assets that may be subject to repurchase agreements having a maturity of seven days or less. Neither fund will enter into a repurchase agreement which will cause more than 10% of its net assets to be subject to repurchase agreements having a maturity beyond seven days.

Warrants and Rights

Each of the funds may invest in warrants, which are the option to purchase stock at set prices that are valid for a limited period of time. The fund may invest up to 2% of its total assets in warrants or rights. Target Fund may invest up to 5% of its total assets. These restrictions do not include warrants or rights that have been acquired in units or are attached to other securities. With respect to Target Fund no more than 2% of its assets may be invested in warrants that are not listed on the New York or American Stock Exchanges.

Investment Restrictions

Each of the funds and Target Fund has certain investment restrictions that, together with its investment objectives, are fundamental policies changeable only by shareholder approval. Set forth below is a summary of these investment restrictions, which summary is qualified in its entirety by the investment policies and restrictions of the funds contained in their respective Prospectuses and Statements of Additional Information.

The Fund and Target Fund cannot: (1) with respect to the Fund, invest in securities of a single issuer (except the U.S. Government or its agencies or instrumentalities) if immediately thereafter either: (a) more than 5% of the Fund's total assets would be invested in securities of that issuer, or (b) the Fund would then own more than 10% of that issuer's voting securities (with respect to Target Fund, the above-mentioned restrictions apply on as to 75% of its assets); (2) invest as to the Fund, more than 25% of its total assets in securities of companies in any one industry and as to Target Fund, invest more than 25% of its total assets in securities of companies in any one industry;
(3) invest in other open-end investment companies or invest more than 5% of net assets in closed-end investment companies, including small business investment companies, nor make any such investments at commission rates in excess of normal brokerage commissions; (4) with respect to the Fund, make short sales of securities except "short sales against-the-box"; (5) with respect to the Fund, deviate from the percentage restrictions listed under "Illiquid and Restricted Securities" and "Writing Covered Calls;" (6) lend money, but the funds may invest in a portion of a publicly distributed issue of bonds, debentures, commercial paper, or other similar corporate obligations; the fund may also make loans of portfolio securities provided the loan is collateralized in accordance with applicable regulatory requirements and provided that immediately after any such loan the value of the securities loaned does not exceed 25% of net assets; (7) underwrite securities of other companies, except insofar as it might be deemed to be an underwriter for purposes of the Securities Act of 1933 in the resale of any securities held in its own portfolio; (8) invest in or hold securities of any issuer if those officers, directors and trustees of the funds or its adviser owning individually more than 0.5% of the securities of such issuer together own more than 5% of the securities of such issuer; (9) invest in commodities or commodity contracts; however, the funds may buy and sell any of the Hedging Instruments it may use, whether or not such Hedging Instrument is considered to be a commodity or commodity contract; (10) invest in real estate or interests in real estate, but may purchase readily marketable securities of companies holding real estate or interests therein; (11) purchase securities on margin; however, the Fund may make margin deposits in connection with any of the Hedging Instruments which it may use; or (12) mortgage, hypothecate or pledge any of its assets; however, this does not prohibit the escrow arrangements contemplated by the writing of covered call options or other collateral or margin arrangements in connection with any of the Hedging Instruments it may use; or (13) with respect to Target Fund, invest in interests in oil, gas or mineral exploration or development programs.

Portfolio Turnover

The Funds may engage frequently in short-term trading to try to achieve their investment objectives. As a result the portfolio turnover of each fund might be higher than other mutual funds, although neither fund expects its portfolio turnover to be more than 100% each year. High turnover and short-term trading may cause a fund to have relatively larger commission expenses and transactions costs than funds that do not engage in short-term trading. If a fund derives 30% or more of its gross income from the sale of securities held less than three months, the fund may fail to qualify under the Code as a regulated investment company and thereupon would lose certain beneficial tax treatment of its income. The funds each qualified in their last fiscal year and each intends to qualify in the coming year, although it reserves the right not to do so.

For the fiscal year ended June 30, 1994, the portfolio turnover rate for the Fund was 67.7%. For the six months ended December 31, 1994, the portfolio turnover rate for the Fund was 42.4%. For the fiscal year ended December 31, 1994, the portfolio turnover rate for Target Fund with respect to Class A shares was 34.7% and with respect to Class C shares was 34.7%.

Description of Brokerage Practices

Brokerage practices for the Fund and Target Fund are the same. Subject to the provisions of the Fund's and Target Fund's respective investment advisory agreements with the Manager, allocations of brokerage are made by portfolio managers under the supervision of the Manager's executive officers. Transactions in securities other than those for which an exchange is the primary market are generally done with principals or market makers. Brokerage commissions are paid primarily for effecting transactions in listed securities and otherwise only if it appears likely that a better price or execution can be obtained. When the fund engages in an option transaction, ordinarily the same broker will be used for the purchase or sale of the option and any transactions in the securities to which the option relates. When possible, concurrent orders to purchase or sell the same security by more than one of the accounts managed by the Manager or it affiliates are combined. Transactions effected pursuant to such combined orders are averaged as to price and allocated in accordance with the purchase or sale orders actually placed for each account. Option commissions may be relatively higher than those which would apply to direct purchases and sales of portfolio securities.

The research services provided by a particular broker may be useful only to one or more of the advisory accounts of the Manager and its affiliates, and investment research received for the commissions of those other accounts may be useful both to the fund and one or more of such other accounts. Such research, which may be supplied by a third party at the instance of a broker, includes information and analyses on particular companies and industries as well as market or economic trends and portfolio strategy, receipt of market quotations for portfolio evaluations, information systems, computer hardware and similar products and services. If a research service also assists the Manager in a non-research capacity (such as bookkeeping or other administrative functions), then only the percentage or component that provides assistance to the Manager in the investment decision-making process may be paid for in commission dollars. The research services provided by brokers broaden the scope and supplement the research activities of the Manager, by making available additional views for consideration and comparisons, and enabling the Manager to obtain market information for the valuation of securities held in the fund's portfolio or being considered for purchase. The Board of Trustees, including the independent Trustees of the Fund and Target Fund (those Trustees of the Fund and Target Fund who are not "interested persons" as defined in the Investment Company Act, and who have no direct or indirect financial interest in the operation of the investment advisory agreements described below or the service plans described above), annually reviews information furnished by the Manager relative to the commissions paid to brokers furnishing such services in an effort to ascertain that the amount of such commissions was reasonably related to the value or the benefit of such services.

During the Fund's fiscal years ended June 30, 1992, 1993 and 1994, total brokerage commissions paid by the Fund (not including spreads or concessions on principal transactions on a net trade basis) were $623,069, $923,921 and $1,689,639, respectively. During the fiscal years ended June 30, 1994, $216,461 was paid to brokers as commissions in return for research services (including special research, statistical information and execution); the aggregate dollar amount of those transactions was $109,841,151. The transactions giving rise to those commissions were allocated in accordance with the internal allocation procedures described above.

During Target Fund's fiscal years ended December 31, 1992, 1993 and 1994, total brokerage commissions paid by Target Fund (not including spreads or concessions on principal transactions on a net trade basis) were $493,589, $319,608 and $564,504, respectively. During the fiscal year ended December 31, 1994, $138,285,540 was paid to brokers as commissions in return for research services (including special research, statistical information and execution); the aggregate dollar amount of those transactions was $138,265,540. The transactions giving rise to those commissions were allocated in accordance with the Manager's internal allocation procedures.

Expense Ratios and Performance

    The ratio of expenses to average net assets for the Fund for the fiscal year ended June 30, 1994 and the six months ended December 31, 1994 were .94% and 1.29% (annualized), respectively. The ratio of expenses to average net assets for Class A shares of Target Fund and for Class C shares of Target Fund for the fiscal year ended December 31, 1994 were 1.16% and 2.18%. Further details are set forth under "Fund Expenses" and "Financial Highlights" in Target Fund's Prospectus dated May 1, 1995, which accompanies this Proxy Statement and Prospectus, and in the Fund's Annual Report as of June 30, 1994 and Semi-Annual Report as of December 31, 1994, and Target Fund's Annual Report as of December 31, 1994 which are included in the Additional Statement. The Fund's average annual total returns for one, five and ten-year periods ended December 31, 1994 were <12.81>%, 6.92% and 13.18%, respectively. Target Fund's average annual total returns for the one, five and ten-year periods ended December 31, 1994 for Class A shares were <5.32>%, 8.46% and 10.49%, respectively. Target Funds average annual total return for its Class C shares for the one-year period ended December 31, 1994 was <1.38>% and from inception to December 31, 1994 was <.60>%.

Shareholder Services

The policies of the Fund and Target Fund with respect to minimum initial investments and subsequent investments by its shareholders are the same. Both the Fund and Target Fund offer the following privileges: (i) Rights of Accumulation, (ii) Letters of Intent, (iii) reinvestment of dividends and distributions at net asset value, (iv) net asset value purchases by certain individuals and entities, (v) Asset Builder (automatic investment) Plans, (vi) Automatic Withdrawal and Exchange Plans for shareholders who own shares of the fund valued at $5,000 or more (a shareholder may not combine different classes of shares in order to qualify for privileges under "Rights of Accumulation" and "Letter of Intent"), (vii) reinvestment of net redemption proceeds at net asset value within six months of a redemption, (viii) AccountLink and PhoneLink arrangements, (ix) exchanges of shares for shares of certain other funds at net asset value, and (x) telephone redemption and exchange privileges.

Rights of Shareholders

Shares of the Fund and Class A shares of Target Fund are redeemable at their net asset value. The shares of each such fund entitle the holder to one vote per share on the election of trustees and all other matters submitted to shareholders of the fund. Shares of the Fund and the Class A shares of Target Fund which Fund shareholders will receive in the Reorganization participate equally in the fund's dividends and distributions and in the fund's net assets on liquidation. All shares of each, when issued, are fully paid and non-assessable (except as to Target Fund, as described below) and have no preference, preemptive or conversion rights. It is not contemplated that either the Fund or Target Fund will hold regular annual meetings of shareholders. Under the Investment Company Act, shareholders of the Fund do not have rights of appraisal as a result of the transactions contemplated by the Reorganization Agreement. However, they have the right at any time prior to the consummation of such transaction to redeem their shares at net asset value. Shareholders of the Fund and Target Fund have the right, under certain circumstances, to remove a Trustee and will be assisted in communicating with other shareholders for such purpose.

The Fund and Target Fund, organized as Massachusetts Business Trusts, are governed principally by their Declaration of Trusts and by-laws. The shareholders of the Fund and Target Fund have certain rights to call a meeting of shareholders as described in their respective Statements of Additional Information. Amendments to the Declaration of Trust require the approval of a "majority" (as defined in the Investment Company Act) of the fund's shareholders. However, the Board of Trustees, under the provisions of the Declaration of Trust, have the power without shareholder approval to divide unissued shares of each of the funds into two or more classes. With respect to Target Fund, the Board has done so and Target Fund has two classes of shares, Class A and Class C. Each class has its own dividends and distributions and pays certain expenses which may be different. Each class may have a different net asset value. Each share has one vote at shareholder meetings, with fractional shares voting proportionately. Only shares of a particular class vote together on matters that affect that class alone. Under certain circumstances, shareholders of the fund may be held personally liable as partners for the fund's obligations, and under the Declaration of Trust such a shareholder is entitled to indemnification rights by the fund; the risk of a shareholder incurring any such loss is limited to the remote circumstances in which the fund is unable to meet its obligations.

Management and Distribution Arrangements

The Manager, located at Two World Trade Center, New York, New York 10048-0203, acts as the investment adviser for the Fund pursuant to an investment advisory agreement with the Fund dated October 22, 1990 (the "Fund Advisory Agreement") and acts as the investment adviser to Target Fund pursuant to an investment advisory agreement with Target Fund dated October 22, 1990 ("Target Fund Advisory Agreement"). The funds' Advisory Agreements were submitted to and approved by the shareholders of the funds at a meeting held October 1, 1990 because the acquisition of the Manager by Oppenheimer Acquisition Corporation ("OAC") on October 22, 1990 terminated the previous investment advisory agreement. The monthly management fee payable to the Manager by each fund and the 12b-1 service plan fee paid by each fund to the Distributor is set forth above under "Synopsis - Investment Advisory and Service Plan Fees." The Fund and Target Fund have each adopted a Service Plan for their Class A shares to reimburse the Distributor for a portion of its costs incurred in connection with personal service and maintenance of accounts that hold Class A shares. As of July 1, 1994, Target Fund shareholders approved an amended Service Plan for Class A shares that applies to all Class A shares of Target Fund, regardless of the date on which the shares were purchased. The Distributor uses all of those fees to compensate dealers, brokers, banks and other financial institutions quarterly for providing personal service and maintenance of accounts of their customers that hold Class A shares and to reimburse itself (if each Fund's Board of Trustees authorizes such reimbursements, which it has not yet done) for its other expenditures. Services to be provided include, among others, answering customer inquiries about each fund, assisting in establishing and maintaining accounts in each fund, making each fund's investment plans available and providing other services at the request of a fund or the Distributor.

Pursuant to the Fund Advisory Agreement and the Target Fund Advisory Agreement, the Manager supervises the investment operations of the funds and the composition of their portfolios and furnishes advice and recommendations with respect to investments, investment policies and the purchase and sale of securities. The Manager also provides the Fund and Target Fund with adequate office space, facilities and equipment and provides, and supervises the activities of, all administrative and clerical personnel required to provide effective administration, including the compilation and maintenance of records with respect to its operations, the preparation and filing of specified reports, and composition of proxy materials and registration statements for continuous public sale of shares of each fund.

For the fiscal year ended June 30, 1994 and the six months ended December 31, 1994, the management fees paid by the Fund were $2,848,414 and $1,212,078, respectively. For the fiscal year ended December 31, 1994, the management fees paid by Target Fund was $2,471,942 for its Class A shares and $3,549 for its Class C shares. The Fund Advisory Agreement contains no expense limitation. However, independently of the agreement, the Manager has undertaken that the total expenses of the Fund in any fiscal year (including the management fee but exclusive of taxes, interest, brokerage commissions, distribution plan payments and any extraordinary non-recurring expenses, including litigation) shall not exceed the most stringent state regulatory limitation on fund expenses applicable to the Fund. At present, that limitation is imposed by California and limits expenses (with specified exclusions) to 2.5% of the first $30 million of average annual net assets, 2% of the next $70 million and 1.5% of average annual net assets in excess of $100 million. The Target Fund Advisory Agreement also contains the foregoing expense limitation. The Manager reserves the right to change or eliminate the expense limitation at any time and there can be no assurance as to the duration of the expense limitation.

The Manager is controlled by OAC, a holding company owned in part by senior management of the Manager and ultimately controlled by Massachusetts Mutual Life Insurance Company, a mutual life insurance company that also advises pension plans and investment companies. The Manager has operated as an investment company adviser since 1959. The Manager and its affiliates currently advise investment companies with combined net assets aggregating over $30 billion as of March 31, 1995, with more than 2.4 million shareholder accounts. OSS, a division of the Manager, acts as transfer and shareholder servicing agent on an at-cost basis for the Fund and Target Fund and for certain other open-end funds managed by the Manager and its affiliates.

    The Distributor, a wholly-owned subsidiary of the Manager, acts as the general distributor of each fund's shares under a General Distributor's Agreement for each fund dated December 10, 1992. The General Distributor's Agreement is subject to the same annual renewal requirements and termination provisions as the investment advisory agreements. For the fiscal years ended June 30, 1992, 1993 and 1994, selling charges on the Fund's shares amounted to $990,171, $714,148 and $629,755, of which the Distributor and an affiliated broker-dealer retained in the aggregate $246,042, $189,859 and $168,109, respectively. For the fiscal years ended December 31, 1992, 1993 and 1994, selling charges on Target Fund's Class A shares amounted to $975,380, $698,109 and $351,806, of which the Distributor and an affiliated broker-dealer retained, in the aggregate, $421,079, $298,443 and $141,646, respectively. For the period ended December 31, 1994, contingent deferred sales charges collected by the Distributor on the redemption of Class C shares amounted to $1,185. Target Fund does not maintain a fixed dividend rate and there can be no assurance as to the payment of any dividends or the realization of any capital gains.

The performance graph set forth below depicts the performance of a hypothetical investment of $10,000 in each class of shares of Target Fund held until December 31, 1994: in the case of Class A shares, over a ten year period, and in the case of Class C shares, a one year period, and from inception of the Class on December 1, 1993, with all dividends and capital gains distributions reinvested in additional shares as net asset value on the reinvestment date, without sales charge. The graph reflects the deduction of the 5.75% maximum initial sales charge on Class A shares and the 1.0% contingent deferred sales charge and Class C shares. The graph compares the average annual total return of Class A shares of Target Fund's shares over that period with the performance of the Standard & Poor's ("S&P") 500 Index, an unmanaged index of common stocks widely used as a general measure of the performance of the U.S. equity securities market. The performance of the S&P 500 Index includes a factor for the reinvestment of dividend income but does not reflect reinvestment of capital gains or take into account sales charges or other initial or ongoing expenses of such stocks. None of the data below shows the effect of taxes. Fund shareholders receiving Class
A shares of Target Fund in the Reorganization will not pay a sales charge on Class A shares of Target Fund.

Comparison of Change
In Value of $10,000
Hypothetical Investment in
Oppenheimer Target Fund
S&P 500 Index


Average Annual Total Return of Target Fund at 12/31/94


                    1 Year             5 Year         10 Year
Class A             <5.32>%            8.46%          10.49%

                    1 Year             (Life)*
Class C             <1.38>%            <.60>%



                     Oppenheimer                           Oppenheimer
Fiscal Year          Target Fund        S&P                Target Fund         $10,000
(Period Ended)       Class A            500 Index          Class C             Investment
12/31/84             $ 9,425            $10,627
12/31/85             $12,239            $13,999
12/31/86             $13,252            $16,613
12/31/87             $10,873            $17,485
12/31/88             $14,395            $20,380
12/31/89             $17,030            $26,826
12/31/90             $16,667            $25,992
12/31/91             $23,556            $33,894
12/31/92             $25,974            $36,473
11/30/93             $26,663            $39,661            $10,000             $10,000
12/31/93             $26,994            $40,142            $10,117             $10,121
12/31/94             $27,117            $40,668            $10,066             $10,254

Past performance is not predictive of future performance.

Purchase of Additional Shares

Shares of the Fund (consisting of Class A shares) and Class A shares Target Fund are sold at net asset value plus a maximum sales charge of 5.75% of the offering price. The sales charge is reduced for purchases of either fund's shares of $25,000 or more. On certain purchases of shares of $1 million or more, a contingent deferred sales charge of 1% is imposed when such shares are redeemed within 18 months of the end of the calendar month of their purchase, subject to certain conditions. Class C shares of Target Fund are sold at net asset value per share without an initial sales charge. However, if Class C shares are redeemed within 12 months of their purchase, a contingent deferred sales charge of 1.0% will be deducted from the redemption proceeds.

The sales charge on Class A shares of Target Fund will only affect shareholders of the Fund to the extent that they desire to make additional purchases of Class A shares of Target Fund in addition to the shares which they will receive as a result of the Reorganization. The shares to be issued under the Reorganization Agreement will be issued by Target Fund at net asset value without a sales charge.
Future dividends and capital gain distributions of Target Fund, if any, may be reinvested without sales charge into Class A shares. Any Fund shareholder who is entitled to a reduced sales charge on additional purchases by reason of a Letter of Intent or Rights of Accumulation based upon holdings of shares of the Fund will continue to be entitled to a reduced sales charge on any future purchase of Class A shares of Target Fund.

METHOD OF CARRYING OUT THE REORGANIZATION

The consummation of the transactions contemplated by the Reorganization Agreement is contingent upon the approval of the Reorganization by the shareholders of the Fund and the receipt of the other opinions and certificates set forth in Sections 10 and 11 of the Reorganization Agreement and the occurrence of the events described in those Sections. Under the Reorganization Agreement, all the assets of the Fund, excluding the Cash Reserve, will be delivered to Target Fund in exchange for Class A shares of Target Fund. The Cash Reserve to be retained by the Fund will be sufficient in the discretion of the Board for the payment of the Fund's liabilities, and the Fund's expenses of liquidation.

Assuming the shareholders of the Fund approve the Reorganization, the actual exchange of assets is expected to take place as soon thereafter as is practicable (the "Closing Date") on the basis of net asset values as of the close of business on the business day preceding the Closing Date (the "Valuation Date"). Under the Reorganization Agreement, all redemptions of shares of the Fund shall be permanently suspended on the Valuation Date; only redemption requests received in proper form on or prior to the close of business on that date shall be fulfilled by it; redemption requests received by the Fund after that date will be treated as requests for redemptions of the Class A shares of Target Fund to be distributed to the shareholders requesting redemption. The exchange of assets for Class A shares will be done on the basis of the per share net asset value of the Class A shares of Target Fund, and the value of the assets of the Fund to be transferred as of the close of business on the Valuation Date, in the manner used by Target Fund in the valuation of assets. Target Fund is not assuming any of the liabilities of the Fund, except for portfolio securities purchased which have not settled and outstanding shareholder redemption and dividend checks.

The net asset value of the Class A shares transferred by Target Fund to the Fund will be the same as the value of the net assets received by Target Fund. For example, if, on the Valuation Date, the Fund were to have securities with a market value of $95,000 and cash in the amount of $10,000 (of which $5,000 was to be retained by it as the Cash
Reserve), the value of the assets which would be transferred to Target
Fund would be $100,000.  If the net asset value per share of Target
Fund were $10 per share at the close of business on the Valuation Date, the number of shares to be issued would be 10,000 ($100,000 divided by $10). These 10,000 shares of Target Fund would be distributed to the former shareholders of the Fund. This example is given for illustration purposes only and does not bear any relationship to the dollar amounts or shares expected to be involved in the Reorganization.

After the Closing Date, the Fund will distribute on a pro rata basis to its shareholders of record on the Valuation Date the Class A shares of Target Fund received by the Fund at the closing, in liquidation of the outstanding shares of the Fund, and the outstanding shares of the Fund will be cancelled. To assist the Fund in this distribution, Target Fund will, in accordance with a shareholder list supplied by the Fund, cause its transfer agent to credit and confirm an appropriate number of shares of Target Fund to each shareholder of the Fund. Certificates for shares of Target Fund will be issued upon written request of a former shareholder of the Fund but only for whole shares with fractional shares credited to the name of the shareholder on the books of Target Fund. Former shareholders of the Fund who wish certificates representing their shares of Target Fund must, after receipt of their confirmations, make a written request to OSS, P.O. Box 5270, Denver, Colorado 80217. Shareholders of the Fund holding certificates representing their shares will not be required to surrender their certificates to anyone in connection with the Reorganization. After the Reorganization, however, it will be necessary for such shareholders to surrender such certificates in order to redeem, transfer or exchange any shares of Target Fund.

Under the Reorganization Agreement, within one year after the Closing Date, the Fund shall: (a) either pay or make provision for all of its debts and taxes; and (b) either (i) transfer any remaining amount of the Cash Reserve to Target Fund, if such remaining amount is not material (as defined below) or (ii) distribute such remaining amount to the shareholders of the Fund who were such on the Valuation Date. Such remaining amount shall be deemed to be material if the amount to be distributed, after deducting the estimated expenses of the distribution, equals or exceeds one cent per share of the number of Fund shares outstanding on the Valuation Date. Within one year after the Closing Date, the Fund will complete its liquidation.

Under the Reorganization Agreement, either the Fund or Target Fund may abandon and terminate the Reorganization Agreement without liability if the other party breaches any material provision of the Reorganization Agreement or, if prior to the closing, any legal, administrative or other proceeding shall be instituted or threatened (i) seeking to restrain or otherwise prohibit the transactions contemplated by the Reorganization Agreement and/or (ii) asserting a material liability of either party, which proceeding or liability has not been terminated or the threat thereto removed prior to the Closing Date.

In the event that the Reorganization Agreement is not consummated for any reason, the Board will consider and may submit to the shareholders other alternatives.

MISCELLANEOUS

Financial Information

The Reorganization will be accounted for by the surviving fund in its financial statements similar to a pooling without restatement. Further financial information as to the Fund is contained in its current Prospectus, which is available without charge from OSS, P.O. Box 5270, Denver, Colorado 80217, and is incorporated herein, and in its audited financial statements as of June 30, 1994 and unaudited financial statements (semi-annual) as of December 31, 1994, which are included in the Additional Statement. Financial information for Target Fund is contained in its current Prospectus accompanying this Proxy Statement and Prospectus and incorporated herein, and in its audited financial statements as of December 31, 1994, which are included in the Additional Statement.

Public Information

Additional information about the Fund and Target Fund is available, as applicable, in the following documents which are incorporated herein by reference: (i) Target Fund's Prospectus dated May 1, 1995, accompanying this Proxy Statement and Prospectus and incorporated herein; (ii) the Fund's Prospectus dated October 21, 1994, supplemented April 13, 1995, which may be obtained without charge by writing to OSS, P.O. Box 5270, Denver, Colorado 80217; (iii) Target Fund's Annual Report as of December 31, 1994, which may be obtained without charge by writing to OSS at the address indicated above; and (iv) the Fund's Annual Report as of June 30, 1994 and Semi-Annual Report as of December 31, 1994, which may be obtained without charge by writing to OSS at the address indicated above. All of the foregoing documents may be obtained by calling the toll-free number on the cover of this Proxy Statement and Prospectus.

    Additional information about the following matters is contained in the Statement of Additional Information, which incorporates by reference the Target Fund Additional Statement, and the Fund's Prospectus dated October 21, 1994, supplemented January 3, 1995 and Statement of Additional Information dated October 21, 1994: the organization and operation of Target Fund and the Fund; more information on investment policies, practices and risks; information about the Fund's and Target Fund's respective Boards of Trustees and their responsibilities; a further description of the services provided by Target Fund's and the Fund's investment adviser, distributor, and transfer and shareholder servicing agent; dividend policies; tax matters; an explanation of the method of determining the offering price of the shares of Target Fund and the Fund; purchase, redemption and exchange programs; and distribution arrangements.

The Fund and Target Fund are subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and in accordance therewith, file reports and other information with the SEC. Proxy material, reports and other information about the Fund and Target Fund which are of public record can be inspected and copied at public reference facilities maintained by the SEC in Washington, D.C. and certain of its regional offices, and copies of such materials can be obtained at prescribed rates from the Public Reference Branch, Office of Consumer Affairs and Information Services, SEC, Washington, D.C. 20549.

OTHER BUSINESS

Management of the Fund knows of no business other than the matters specified above which will be presented at the Meeting. Since matters not known at the time of the solicitation may come before the Meeting, the proxy as solicited confers discretionary authority with respect to such matters as properly come before the Meeting, including any adjournment or adjournments thereof, and it is the intention of the persons named as attorneys-in-fact in the proxy to vote this proxy in accordance with their judgment on such matters.

By Order of the Board of Directors


Andrew J. Donohue, Secretary

______________, 1995                                     320

                                                      Annex A

                                       AGREEMENT AND PLAN OF REORGANIZATION


        AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement") dated as of March __, 1995 by and between Oppenheimer Time Fund (the "Fund"), a Massachusetts business trust, and Oppenheimer Target Fund ("Target
Fund"), a Massachusetts business trust.

W I T N E S S E T H:

        WHEREAS, the parties are each open-end investment companies of the management type; and

        WHEREAS, the parties hereto desire to provide for the reorganization pursuant to Section 368(a)(1) of the Internal Revenue Code of 1986, as amended (the "Code"), of the Fund through the acquisition by Target Fund of substantially all of the assets of the Fund in exchange for the Class A voting shares of beneficial interest ("shares") of Target Fund and the assumption by Target Fund of certain liabilities of the Fund, which shares of Target Fund are thereafter to be distributed by the Fund pro rata to its shareholders in complete liquidation of the Fund and complete cancellation of its shares;

        NOW, THEREFORE, in consideration of the mutual promises herein contained, the parties hereto agree as follows:

     1. The parties hereto hereby adopt a Plan of Reorganization pursuant to Section 368(a)(1) of the Code as follows: The reorganization will be comprised of the acquisition by Target Fund of substantially all of the properties and assets of the Fund in exchange for shares of Target Fund and the assumption by Target Fund of certain liabilities of the Fund, followed by the distribution of such Target Fund shares to the shareholders of the Fund in exchange for their shares of the Fund, all upon and subject to the terms of the Agreement hereinafter set forth.

     The share transfer books of the Fund will be permanently closed at the close of business on the Valuation Date (as hereinafter defined) and only redemption requests received in proper form on or prior to the close of business on the Valuation Date shall be fulfilled by the Fund; redemption requests received by the Fund after that date shall be treated as requests for the redemption of the shares of Target Fund to be distributed to the shareholder in question as provided in Section 5.


     2. On the Closing Date (as hereinafter defined), all of the assets of the Fund on that date, excluding a cash reserve (the "Cash Reserve") to be retained by the Fund sufficient in its discretion for the payment of the expenses of the Fund's dissolution and its liabilities, but not in excess of the amount contemplated by Section 10E, shall be delivered as provided in Section 8 to Target Fund, in exchange for and against delivery to the Fund on the Closing Date of a number of shares of Target Fund having an aggregate net asset value equal to the value of the assets of the Fund so transferred and delivered.

     3. The net asset value of the shares of Target Fund and the value of the assets of the Fund to be transferred shall in each case be determined as of the close of business of the New York Stock Exchange on the Valuation Date. The computation of the net asset value of the Class A shares of Target Fund and the Fund shall be done in the manner used by Target Fund and the Fund, respectively, in the computation of such net asset value per share as set forth in their respective prospectuses. The methods used by Target Fund in such computation shall be applied to the valuation of the assets of the Fund to be transferred to Target Fund.

     The Fund shall declare and pay, immediately prior to the Valuation Date, a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing to the Fund's shareholders all of the Fund's investment company taxable income for taxable years ending on or prior to the Closing Date (computed without regard to any dividends paid) and all of its net capital gain, if any, realized in taxable years ending on or prior to the Closing Date (after reduction for any capital loss carry-forward).

     4. The closing (the "Closing") shall be at the office of Oppenheimer Management Corporation (the "Agent"), Two World Trade Center, Suite 3400, New York, New York 10048, at 4:00 P.M. New York time on _______________, 1995, or at such other time or place as the parties may designate or as provided below (the "Closing Date"). The business day preceding the Closing Date is herein referred to as the "Valuation Date."

     In the event that on the Valuation Date either party has, pursuant to the Investment Company Act of 1940, as amended (the "Act"), or any rule, regulation or order thereunder, suspended the redemption of its shares or postponed payment therefor, the Closing Date shall be postponed until the first business day after the date when both parties have ceased such suspension or postponement; provided, however, that if such suspension shall continue for a period of 60 days beyond the Valuation Date, then the other party to the Agreement shall be permitted to terminate the Agreement without liability to either party for such termination.

     5. As soon as practicable after the Closing, the Fund shall distribute on a pro rata basis to the shareholders of the Fund on the Valuation Date the shares of Target Fund received by the Fund on the Closing Date in exchange for the assets of the Fund in complete liquidation of the Fund; for the purpose of the distribution by the Fund of such shares of Target Fund to its shareholders, Target Fund will promptly cause its transfer agent to: (a) credit an appropriate number of shares of Target Fund on the books of Target Fund to each shareholder of the Fund in accordance with a list (the "Shareholder List") of its shareholders received from the Fund; and (b) confirm an appropriate number of shares of Target Fund to each shareholder of the Fund; certificates for shares of Target Fund will be issued upon written request of a former shareholder of the Fund but only for whole shares with fractional shares credited to the name of the shareholder on the books of Target Fund.

     The Shareholder List shall indicate, as of the close of business on the Valuation Date, the name and address of each shareholder of the Fund, indicating his or her share balance. The Fund agrees to supply the Shareholder List to Target Fund not later than the Closing Date. Shareholders of the Fund holding certificates representing their shares shall not be required to surrender their certificates to anyone in connection with the reorganization. After the Closing Date, however, it will be necessary for such shareholders to surrender their certificates in order to redeem, transfer or pledge the Class A shares of Target Fund which they received.

     6. Within one year after the Closing Date, the Fund shall (a) either pay or make provision for payment of all of its liabilities and taxes, and (b) either (i) transfer any remaining amount of the Cash Reserve to Target Fund, if such remaining amount (as reduced by the estimated cost of distributing it to shareholders) is not material (as defined below) or (ii) distribute such remaining amount to the shareholders of the Fund on the Valuation Date. Such remaining amount shall be deemed to be material if the amount to be distributed, after deduction of the estimated expenses of the distribution, equals or exceeds one cent per share of the Fund outstanding on the Valuation Date.

     7. Prior to the Closing Date, there shall be coordination between the parties as to their respective portfolios so that, after the closing, Target Fund will be in compliance with all of its investment policies and restrictions. At the Closing, the Fund shall deliver to Target Fund two copies of a list setting forth the securities then owned by the Fund. Promptly after the Closing, the Fund shall provide Target Fund a list setting forth the respective federal income tax bases thereof.

     8. Portfolio securities or written evidence acceptable to Target Fund of record ownership thereof by The Depository Trust Company or through the Federal Reserve Book Entry System or any other depository approved by the Fund pursuant to Rule 17f-4 under the Act shall be endorsed and delivered, or transferred by appropriate transfer or assignment documents, by the Fund on the Closing Date to Target Fund, or at its direction, to its custodian bank, in proper form for transfer in such condition as to constitute good delivery thereof in accordance with the custom of brokers and shall be accompanied by all necessary state transfer stamps, if any. The cash delivered shall be in the form of certified or bank cashiers' checks or by bank wire or intra-bank transfer payable to the order of Target Fund for the account of Target Fund. Class A shares of Target Fund representing the number of Class A shares of Target Fund being delivered against the assets of the Fund, registered in the name of the Fund, shall be transferred to the Fund on the Closing Date. Such shares shall thereupon be assigned by the Fund to its shareholders so that the shares of Target Fund may be distributed as provided in Section 5.

     If, at the Closing Date, the Fund is unable to make delivery under this Section 8 to Target Fund of any of its portfolio securities or cash for the reason that any of such securities purchased by the Fund, or the cash proceeds of a sale of portfolio securities, prior to the Closing Date have not yet been delivered to it or the Fund's custodian, then the delivery requirements of this Section 8 with respect to said undelivered securities or cash will be waived and the Fund will deliver to Target Fund by or on the Closing Date and with respect to said undelivered securities or cash executed copies of an agreement or agreements of assignment in a form reasonably satisfactory to Target Fund, together with such other documents, including a due bill or due bills and brokers' confirmation slips as may reasonably be required by Target Fund.

     9. Target Fund shall not assume the liabilities (except for portfolio securities purchased which have not settled and for shareholder redemption and dividend checks outstanding) of the Fund, but the Fund will, nevertheless, use its best efforts to discharge all known liabilities, so far as may be possible, prior to the Closing Date. The cost of printing and mailing the proxies and proxy statements will be borne by the Fund. The Fund and Target Fund will bear the cost of their respective tax opinion. Any documents such as existing prospectuses or annual reports that are included in that mailing will be a cost of the fund issuing the document. Any other out-of-pocket expenses of Target Fund and the Fund associated with this reorganization, including legal, accounting and transfer agent expenses, will be borne by the Fund and Target Fund, respectively, in the amounts so incurred by each.

     10. The obligations of Target Fund hereunder shall be subject to the following conditions:

        A. The Board of Trustees of the Fund shall have authorized the execution of the Agreement, and the shareholders of the Fund shall have approved the Agreement and the transactions contemplated hereby, and the Fund shall have furnished to Target Fund copies of resolutions to that effect certified by the Secretary or an Assistant Secretary of the Fund; such shareholder approval shall have been by the affirmative vote of "a majority of the outstanding voting securities" (as defined in the Act) of the Fund at a meeting for which proxies have been solicited by the Proxy Statement and Prospectus (as hereinafter defined).

        B. Target Fund shall have received an opinion dated the Closing Date of counsel to the Fund, to the effect that (i) the Fund is a business trust duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts with full powers to carry on its business as then being conducted and to enter into and perform the Agreement; and (ii) that all action necessary to make the Agreement, according to its terms, valid, binding and enforceable on the Fund and to authorize effectively the transactions contemplated by the Agreement have been taken by the Fund.

        C. The representations and warranties of the Fund contained herein shall be true and correct at and as of the Closing Date, and Target Fund shall have been furnished with a certificate of the President, or a Vice President, or the Secretary or the Assistant Secretary or the Treasurer of the Fund, dated the Closing Date, to that effect.

        D. On the Closing Date, the Fund shall have furnished to Target Fund a certificate of the Treasurer or Assistant Treasurer of the Fund as to the amount of the capital loss carry-over and net unrealized appreciation or depreciation, if any, with respect to the Fund as of the Closing Date.

        E. The Cash Reserve shall not exceed 10% of the value of the net assets, nor 30% in value of the gross assets, of the Fund at the close of business on the Valuation Date.

                F. A Registration Statement on Form N-14 filed by Target Fund under the Securities Act of 1933, as amended (the "1933 Act"), containing a preliminary form of the Proxy Statement and Prospectus, shall have become effective under the 1933 Act not later than May 15, 1995.

        G. On the Closing Date, Target Fund shall have received a letter of Andrew J. Donohue or other senior executive officer of Oppenheimer Management Corporation acceptable to Target Fund, stating that nothing has come to his or her attention which in his or her judgment would indicate that as of the Closing Date there were any material actual or contingent liabilities of the Fund arising out of litigation brought against the Fund or claims asserted against it, or pending or to the best of his or her knowledge threatened claims or litigation not reflected in or apparent from the most recent audited financial statements and footnotes thereto of the Fund delivered to Target Fund. Such letter may also include such additional statements relating to the scope of the review conducted by such person and his or her responsibilities and liabilities as are not unreasonable under the circumstances.

        H. Target Fund shall have received an opinion, dated the Closing Date, of KPMG Peat Marwick LLP, to the same effect as the opinion contemplated by Section 11.E. of the Agreement.

        I. Target Fund shall have received at the closing all of the assets of the Fund to be conveyed hereunder, which assets shall be free and clear of all liens, encumbrances, security interests, restrictions and limitations whatsoever.

     11. The obligations of the Fund hereunder shall be subject to the following conditions:

        A. The Board of Trustees of Target Fund shall have authorized the execution of the Agreement, and the transactions contemplated hereby, and Target Fund shall have furnished to the Fund copies of resolutions to that effect certified by the Secretary or an Assistant Secretary of Target Fund.

        B. The Fund's shareholders shall have approved the Agreement and the transactions contemplated hereby, by an affirmative vote of "a majority of the outstanding voting securities" (as defined in the Act) of the Fund, and the Fund shall have furnished Target Fund copies of resolutions to that effect certified by the Secretary or an Assistant Secretary of the Fund.

        C. The Fund shall have received an opinion dated the Closing Date of counsel to Target Fund, to the effect that (i) Target Fund is a business trust duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts with full powers to carry on its business as then being conducted and to enter into and perform the Agreement; (ii) all action necessary to make the Agreement, according to its terms, valid, binding and enforceable upon Target Fund and to authorize effectively the transactions contemplated by the Agreement have been taken by Target Fund, and (iii) the Class A shares of Target Fund to be issued hereunder are duly authorized and when issued will be validly issued, fully-paid and non-assessable, except as set forth in Target Fund's then current Prospectus and Statement of Additional Information.

        D. The representations and warranties of Target Fund contained herein shall be true and correct at and as of the Closing Date, and the Fund shall have been furnished with a certificate of the President, a Vice President or the Secretary or an Assistant Secretary or the Treasurer of Target Fund to that effect dated the Closing Date.

        E. The Fund shall have received an opinion of KPMG Peat Marwick LLP to the effect that the Federal tax consequences of the transaction, if carried out in the manner outlined in this Plan of Reorganization and in accordance with (i) the Fund's representation that there is no plan or intention by any Fund shareholder who owns 5% or more of the Fund's outstanding shares, and, to the Fund's best knowledge, there is no plan or intention on the part of the remaining Fund shareholders, to redeem, sell, exchange or otherwise dispose of a number of Target Fund shares received in the transaction that would reduce the Fund shareholders' ownership of Target Fund shares to a number of shares having a value, as of the Closing Date, of less than 50% of the value of all of the formerly outstanding Fund shares as of the same date,
(ii) the representation by each of the Fund and Target Fund that, as of the Closing Date, the Fund and Target Fund will qualify as regulated investment companies or will meet the diversification test of Section 368(a)(2)(F)(ii) of the Code, and (iii) the other representations by each of the Fund and Target Fund made to KPMG Peat Marwick LLP and set forth in the opinion will generally be as follows:

        1. The transactions contemplated by the Agreement will qualify as a tax-free "reorganization" within the meaning of Section 368(a)(1) of the Code, and under the regulations promulgated thereunder.

        2. The Fund and Target Fund will each qualify as a "party to a reorganization" within the meaning of Section 368(b)(2) of the Code.

        3. No gain or loss will be recognized by the shareholders of the Fund upon the distribution of Class A shares of beneficial interest in Target Fund to the shareholders of the Fund pursuant to Section 354 of the Code.

        4. Under Section 361(a) of the Code no gain or loss will be recognized by the Fund by reason of the transfer of substantially all its assets in exchange for Class A shares of Target Fund.

        5. Under Section 1032 of the Code no gain or loss will be recognized by Target Fund by reason of the transfer of substantially all the Fund's assets in exchange for shares of Target Fund and Target Fund's assumption of certain liabilities of the Fund.

        6. The shareholders of the Fund will have the same tax basis and holding period for the Class A shares of beneficial interest in Target Fund that they receive as they had for the Fund shares that they previously held, pursuant to Section 358(a) and 1223(1), respectively, of the Code.

        7. The securities transferred by the Fund to Target Fund will have the same tax basis and holding period in the hands of Target Fund as they had for the Fund, pursuant to Section 362(b) and 1223(1), respectively, of the Code.

        F. The Cash Reserve shall not exceed 10% of the value of the net assets, nor 30% in value of the gross assets, of the Fund at the close of business on the Valuation Date.

        G. A Registration Statement on Form N-14 filed by Target Fund under the 1933 Act, containing a preliminary form of the Proxy
Statement and Prospectus, shall have become effective under the 1933 Act not later than _______________, 1995.

        H. On the Closing Date, the Fund shall have received a letter of Andrew J. Donohue or other senior executive officer of Oppenheimer Management Corporation acceptable to the Fund, stating that nothing has come to his or her attention which in his or her judgment would indicate that as of the Closing Date there were any material actual or contingent liabilities of Target Fund arising out of litigation brought against Target Fund or claims asserted against it, or pending or, to the best of his or her knowledge, threatened claims or litigation not reflected in or apparent by the most recent audited financial statements and footnotes thereto of Target Fund delivered to the Fund. Such letter may also include such additional statements relating to the scope of the review conducted by such person and his or her responsibilities and liabilities as are not unreasonable under the circumstances.

        I. The Fund shall acknowledge receipt of the Class A shares of Target Fund.

     12.  The Fund hereby represents and warrants that:

        A. The financial statements of the Fund as at June 30, 1994 and December 31, 1994 heretofore furnished to Target Fund, present fairly the financial position, results of operations, and changes in net assets of the Fund as of that date, in conformity with generally accepted accounting principles applied on a basis consistent with the preceding year; and that from June 30, 1994 through the date hereof there has not been, and through the Closing Date there will not be, any material adverse change in the business or financial condition of the Fund, it being agreed that a decrease in the size of the Fund due to a diminution in the value of its portfolio and/or redemption of its shares shall not be considered a material adverse change;

        B. Contingent upon approval of the Agreement and the transactions contemplated hereby by the Fund's shareholders, the Fund has authority to transfer all of the assets of the Fund to be conveyed hereunder free and clear of all liens, encumbrances, security interests, restrictions and limitations whatsoever;

        C. The Prospectus, as amended and supplemented, contained in the Fund's Registration Statement under the 1933 Act, as amended, is true, correct and complete, conforms to the requirements of the 1933 Act and does not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. The Registration
Statement, as amended, was, as of the date of the filing of the last Post-Effective Amendment, true, correct and complete, conformed to the requirements of the 1933 Act and did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading;

        D. There is no material contingent liability of the Fund and no material claim and no material legal, administrative or other proceedings pending or, to the knowledge of the Fund, threatened against the Fund, not reflected in such Prospectus;

        E. There are no material contracts outstanding to which the Fund is a party other than those ordinary in the conduct of its business;

        F. The Fund is a business trust duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts; and has all necessary and material Federal and state authorizations to own all of its assets and to carry on its business as now being conducted; and the Fund is duly registered under the Act and such registration has not been rescinded or revoked and is in full force and effect;

        G. All Federal and other tax returns and reports of the Fund required by law to be filed have been filed, and all Federal and other taxes shown due on said returns and reports have been paid or provision shall have been made for the payment thereof and to the best of the knowledge of the Fund no such return is currently under audit and no assessment has been asserted with respect to such returns and to the extent such tax returns with respect to the taxable year of the Fund ended June 30, 1994 have not been filed, such returns will be filed when required and the amount of tax shown as due thereon shall be paid when due; and

        H. The Fund has elected to be treated as a regulated investment company and, for each fiscal year of its operations, the Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company and the Fund intends to meet such requirements with respect to its current taxable year.

     13.  Target Fund hereby represents and warrants that:

        A. The financial statements of Target Fund as at December 31, 1994 heretofore furnished to the Fund, present fairly the financial position, results of operations, and changes in net assets of Target Fund, as of that date, in conformity with generally accepted accounting principles applied on a basis consistent with the preceding year; and that from December 31, 1994 through the date hereof there has not been, and through the Closing Date there will not be, any material adverse change in the business or financial condition of Target Fund, it being understood that a decrease in the size of Target Fund due to a diminution in the value of its portfolio and/or redemption of its shares shall not be considered a material or adverse change;

        B. The Prospectus, as amended and supplemented, contained in Target Fund's Registration Statement under the 1933 Act, is true, correct and complete, conforms to the requirements of the 1933 Act and does not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. The Registration Statement, as amended, was, as of the date of the filing of the last Post-Effective Amendment, true, correct and complete, conformed to the requirements of the 1933 Act and did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading;

        C. There is no material contingent liability of Target Fund and no material claim and no material legal, administrative or other proceedings pending or, to the knowledge of Target Fund, threatened against Target Fund, not reflected in such Prospectus;

        D. There are no material contracts outstanding to which Target Fund is a party other than those ordinary in the conduct of its business;

        E. Target Fund is a business trust duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts; has all necessary and material Federal and state authorizations to own all its properties and assets and to carry on its business as now being conducted; the shares of Target Fund which it issues to the Fund pursuant to the Agreement will be duly authorized, validly issued, fully-paid and non-assessable, except as otherwise set forth in Target Fund's Registration Statement; and will conform to the description thereof contained in Target Fund's Registration Statement, will be duly registered under the 1933 Act and in the states where registration is required; and Target Fund is duly registered under the Act and such registration has not been revoked or rescinded and is in full force and effect;

        F. All Federal and other tax returns and reports of Target Fund required by law to be filed have been filed, and all Federal and other taxes shown due on said returns and reports have been paid or provision shall have been made for the payment thereof and to the best of the knowledge of Target Fund no such return is currently under audit and no assessment has been asserted with respect to such returns and to the extent such tax returns with respect to the taxable year of Target Fund ended December 31, 1994 have not been filed, such returns will be filed when required and the amount of tax shown as due thereon shall be paid when due;

        G. Target Fund has elected to be treated as a regulated investment company and, for each fiscal year of its operations, Target Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company and Target Fund intends to meet such requirements with respect to its current taxable year;

        H. Target Fund has no plan or intention (i) to dispose of any of the assets transferred by the Fund, other than in the ordinary course of business, or (ii) to redeem or reacquire any of the shares issued by it in the reorganization other than pursuant to valid requests of shareholders; and

        I. After consummation of the transactions contemplated by the Agreement, Target Fund intends to operate its business in a substantially unchanged manner.

     14. Each party hereby represents to the other that no broker or finder has been employed by it with respect to the Agreement or the transactions contemplated hereby. Each party also represents and warrants to the other that the information concerning it in the Proxy Statement and Prospectus will not as of its date contain any untrue statement of a material fact or omit to state a fact necessary to make the statements concerning it therein not misleading and that the financial statements concerning it will present the information shown fairly in accordance with generally accepted accounting principles applied on a basis consistent with the preceding year. Each party also represents and warrants to the other that the Agreement is valid, binding and enforceable in accordance with its terms and that the execution, delivery and performance of the Agreement will not result in any violation of, or be in conflict with, any provision of any charter, by-laws, contract, agreement, judgment, decree or order to which it is subject or to which it is a party. Target Fund hereby represents to and covenants with the Fund that, if the reorganization becomes effective, Target Fund will treat each shareholder of the Fund who received any of Target Fund's shares as a result of the reorganization as having made the minimum initial purchase of shares of Target Fund received by such shareholder for the purpose of making additional investments in shares of Target Fund, regardless of the value of the shares of Target Fund received.

     15. Target Fund agrees that it will prepare and file a Registration Statement on Form N-14 under the 1933 Act which shall contain a preliminary form of proxy statement and prospectus contemplated by Rule 145 under the 1933 Act. The final form of such proxy statement and prospectus is referred to in the Agreement as the "Proxy Statement and Prospectus." Each party agrees that it will use its best efforts to have such Registration Statement declared effective and to supply such information concerning itself for inclusion in the Proxy Statement and Prospectus as may be necessary or desirable in this connection. Target Fund covenants and agrees to deregister as an investment company under the Investment Company Act of 1940, as amended, as soon as practicable and, thereafter, to cause the cancellation of its outstanding shares.

     16. The obligations of the parties under the Agreement shall be subject to the right of either party to abandon and terminate the Agreement without liability if the other party breaches any material provision of the Agreement or if any material legal, administrative or other proceeding shall be instituted or threatened between the date of the Agreement and the Closing Date (i) seeking to restrain or otherwise prohibit the transactions contemplated hereby and/or (ii) asserting a material liability of either party, which proceeding has not been terminated or the threat thereof removed prior to the Closing Date.

     17. The Agreement may be executed in counterpart, each of which shall be deemed an original, but taken together shall constitute one Agreement. The rights and obligations of each party pursuant to the Agreement shall not be assignable.

     18. All prior or contemporaneous agreements and representations are merged into the Agreement, which constitutes the entire contract between the parties hereto. No amendment or modification hereof shall be of any force and effect unless in writing and signed by the parties and no party shall be deemed to have waived any provision herein for its benefit unless it executes a written acknowledgement of such waiver.

     19. The Fund understands that the obligations of Target Fund under the Agreement are not binding upon any Trustee or shareholder of Target Fund personally, but bind only Target Fund and Target Fund's property. The Fund represents that it has notice of the provisions of the Declaration of Trust of Target Fund disclaiming shareholder and Trustee liability for acts or obligations of Target Fund.

     20. Target Fund understands that the obligations of the Fund under the Agreement are not binding upon any Trustee or shareholder of the Fund personally, but bind only the Fund and the Fund's property.
Target Fund represents that it has notice of the provisions of the Declaration of Trust of the Fund disclaiming shareholder and Trustee liability for acts or obligations of the Fund.

     IN WITNESS WHEREOF, each of the parties has caused the Agreement to be executed and attested by its officers thereunto duly authorized on the date first set forth above.

Attest:                                         OPPENHEIMER TIME FUND


______________________________                   By:_______________________
Robert G. Zack                                      Andrew J. Donohue
Assistant Secretary                                 Secretary

Attest:                                         OPPENHEIMER TARGET FUND



______________________________                   By:________________________
Robert G. Zack                                      Andrew J. Donohue
Assistant Secretary                                 Secretary

    OPPENHEIMER TIME FUND


PROXY FOR SPECIAL SHAREHOLDERS MEETING
TO BE HELD JUNE 20, 1995


    The undersigned shareholder of Oppenheimer Time Fund (the "Fund"), does hereby appoint George C. Bowen, Robert Bishop, Scott Farrar and
Andrew J. Donohue, and each of them, as attorneys-in-fact and proxies of the undersigned, with full power of substitution, to attend the Special
Meeting of Shareholders of the Fund to be held on _______________, 1995, at 3410 South Galena Street, Denver, Colorado 80231 at 10:00
A.M., Denver time, and at all adjournments thereof, and to vote the shares held in the name of the undersigned on the record date for said meeting on the Proposal specified on the reverse side. Said attorneys-in-fact shall vote in accordance with their best judgment as to any other matter.

PROXY SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES, WHO RECOMMENDS A VOTE FOR THE PROPOSAL ON THE REVERSE SIDE. THE SHARES REPRESENTED HEREBY WILL BE VOTED AS INDICATED ON THE REVERSE SIDE OR FOR IF NO CHOICE IS INDICATED.

Please mark your proxy, date and sign it on the reverse side and return it promptly in the accompanying envelope, which requires no postage if mailed in the United States.

The Proposal:

        To approve an Agreement and Plan of Reorganization between the Fund and Oppenheimer Target Fund, and the transactions contemplated thereby, including the transfer of substantially all the assets of the Fund in exchange for Class A shares of Oppenheimer Target Fund, the distribution of such shares to the shareholders of the Fund in complete liquidation of the Fund, the deregistration of the Fund as an investment company under the Investment Company Act of 1940, as amended, and the cancellation of the outstanding shares of the Fund.

                FOR____         AGAINST____            ABSTAIN____



                                Dated:________________________, 1995
                                        (Month)        (Day)

                                        ______________________________
                                               Signature(s)

                                        ______________________________
                                               Signature(s)

                                Please read both sides of this ballot.



NOTE: PLEASE SIGN EXACTLY AS YOUR NAME(S) APPEAR HEREON. When signing as custodian, attorney, executor, administrator, trustee, etc., please give your full title as such. All joint owners should sign this proxy. If the account is registered in the name of a corporation, partnership or other entity, a duly authorized individual must sign on its behalf and give his or her title.

OPPENHEIMER TARGET FUND
Two World Trade Center, New York, New York 10048-0203
1-800-525-7048

PART B

STATEMENT OF ADDITIONAL INFORMATION
    May 15, 1995

___________________________________

        This Statement of Additional Information of Oppenheimer Target Fund consists of this cover page and the following documents:

    1. Target Fund's Statement of Additional Information dated May 1, 1995, which has been previously filed and is incorporated herein by reference.

2. Target Fund's Annual Report as of December 31, 1994, which has been previously filed with the Registration Statement originally filed on April 13, 1995, and is incorporated herein by reference.

3. Prospectus of Oppenheimer Time Fund dated October 21, 1994, supplemented January 3, 1995, which has been previously filed with the Registration Statement originally filed on April 13, 1995, and is incorporated herein by reference.

4. Statement of Additional Information of Time Fund dated October 21, 1994, supplemented April 13, 1995, which has been previously filed with the Registration Statement originally filed on April 13, 1995, and is incorporated herein by reference.

5. Time Fund's Annual Report as of June 30, 1994, which has been previously filed with the Registration Statement originally filed on April 13, 1995, and is incorporated herein by reference.

6. Time Fund's Semi-Annual Report as of December 31, 1994, which has been previously filed with the Registration Statement originally filed on April 13, 1995, and is incorporated herein by reference.

7. Pro Forma Financial Statements which has been previously filed with the Registration Statement originally filed on April 13, 1995, and incorporated herein by reference.

        This Statement of Additional Information is not a Prospectus. This Statement of Additional Information should be read in conjunction with the Proxy Statement and Prospectus, which may be obtained by written request to Oppenheimer Shareholder Services ("OSS"), P.O. Box 5270, Denver, Colorado 80217, or by calling OSS at the toll-free number shown above.

O P P E N H E I M E R
Target Fund

Prospectus dated May 1, 1995

Oppenheimer Target Fund is a mutual fund that seeks capital appreciation as its investment objective. The Fund emphasizes investment in securities of "growth-type" companies, and cyclical industries that the Fund's investment manager believes have opportunities for capital growth. The Fund does not invest to earn current income to distribute to shareholders.

        The Fund invests mainly in common stocks, preferred stocks, and convertible securities. The Fund also uses "hedging" instruments, to seek to reduce the risks of market fluctuations that affect the value of the securities the Fund holds.

        Some investment techniques the Fund uses may be considered to be speculative investment methods that may increase the risks of investing in the Fund and may also increase the Fund's operating costs. You should carefully review the risks associated with an investment in the Fund. Please refer to "Investment Policies and Strategies" for more information about the types of securities the Fund invests in and the risks of investing in the Fund.

        The Fund offers two classes of shares: (1) Class A shares, which are sold at a public offering price that includes a front-end sales charge, and (2) Class C shares, which are sold without a front-end sales charge, although you may pay a sales charge when you redeem your shares, depending on how long you hold them. A contingent deferred sales charge is imposed on most Class C shares redeemed within 12 months of purchase. Class C shares are also subject to an annual "asset-based sales charge." Each class of shares bears different expenses. In deciding which class of shares to buy, you should consider how much you plan to purchase, how long you plan to keep your shares, and other factors discussed in "How to Buy Shares" starting on page 21.

        This Prospectus explains concisely what you should know before investing in the Fund. Please read this Prospectus carefully and keep it for future reference. You can find more detailed information about the Fund in the May 1, 1995, Statement of Additional Information. For a free copy, call Oppenheimer Shareholder Services, the Fund's Transfer Agent, at 1-800-525-7048, or write to the Transfer Agent at the address on the back cover. The Statement of Additional Information has been filed with the Securities and Exchange Commission and is incorporated into this Prospectus by reference (which means that it is legally part of this Prospectus).



(OppenheimerFunds logo)




Because of the Fund's investment policies and practices, the Fund's shares may be considered to be speculative.

Shares of the Fund are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the F.D.I.C. or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE
SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Contents
Page

            ABOUT THE FUND

4           Expenses
6           A Brief Overview of the Fund
7           Financial Highlights
10          Investment Objective and Policies
16          How the Fund is Managed
18          Performance of the Fund

            ABOUT YOUR ACCOUNT

21          How to Buy Shares
            Class A Shares
            Class C Shares
29          Special Investor Services
            AccountLink
            Automatic Withdrawal and Exchange Plans
            Reinvestment Privilege
            Retirement Plans
31          How to Sell Shares
            By Mail
            By Telephone
32          How to Exchange Shares
34          Shareholder Account Rules and Policies
36          Dividends, Capital Gains and Taxes

ABOUT THE FUND

Expenses

     The Fund pays a variety of expenses directly for management of its assets, administration, distribution of its shares and other services, and those expenses are subtracted from the Fund's assets to calculate the Fund's net asset value per share. All shareholders therefore pay those expenses indirectly. Shareholders pay other expenses directly, such as sales charges. The following tables are provided to help you understand your direct expenses of investing in the Fund and your share of the Fund's operating expenses that you will bear indirectly. The calculations are based on the Fund's expenses during its fiscal year ended December 31, 1994.

     - Shareholder Transaction Expenses are charges you pay when you buy or sell shares of the Fund. Please refer to pages 21 through 37 for an explanation of how and when these charges apply.

                                               Class A Shares                  Class C Shares
Maximum Sales Charge on Purchases
  (as a % of offering price)                   5.75%                           None
Sales Charge on Reinvested Dividends           None                            None
Deferred Sales Charge
  (as a % of the lower of the original
  purchase price or redemption proceeds)       None(1)                         1.0%(2)
Exchange Fee                                   None                            None

- ------------------
(1)     If you invest more than $1 million in Class A shares, you may have to pay a sales charge of up to 1% if you sell your shares within 18 calendar months from the end of the calendar month during which you purchased those shares.
        See "How to Buy Shares - Class A Shares," below.
(2)     If you redeem Class C shares within 12 months of buying them, you may have to pay a 1.0% contingent deferred sales charge.  See "How to Buy Shares - Class C Shares," below.

        - Annual Fund Operating Expenses are paid out of the Fund's assets and represent the Fund's expenses in operating its business. For example, the Fund pays management fees to its investment adviser, Oppenheimer Management Corporation (which is referred to in this Prospectus as the "Manager"). The rates of the Manager's fees are set forth in "How the Fund is Managed," below. The Fund has other regular expenses for services, such as transfer agent fees, custodial fees paid to the bank that holds its portfolio securities, audit fees and legal and other expenses. Those expenses are detailed in the Fund's Financial Statements in the Statement of Additional Information.
        The numbers in the chart below are projections of the Fund's business expenses based on the Fund's expenses in its last fiscal year. These amounts are shown as a percentage of the average net assets of each class of the Fund's shares for that year. The "12b-1 Distribution Plan Fees" for Class A shares are the Service Plan Fees (the maximum fee is 0.25% of average annual net assets of that class), and for Class C shares are the Distribution and Service Plan Fee (the maximum service fee is 0.25% of average annual net assets of that class) and the asset-based sales charge of 0.75%. The actual expenses for each class of shares in future years may be more or less, depending on a number of factors, including the actual amount of the assets represented by each class of shares. These plans are described in greater detail in "How to Buy Shares."

                                                       Class A Shares                  Class C Shares
Management Fees (Restated)                             0.74%                           0.74%
12b-1 Distribution Plan Fees (Restated)                0.17%(1)                        1.00%(2)
Other Expenses                                         0.30%                           0.42%
Total Fund Operating Expenses (Restated)               1.21%                           2.16%

- ---------------------
(1) Service Plan fees only
(2) Includes Service Plan Fees and asset-based sales charge

        The management fees in the chart are restated to reflect the decrease in the management fee rate that took effect July 1, 1994, under the Fund's investment advisory agreement with the Manager. Also, as of July 1, 1994, a new Service Plan took effect for Class A shares that applies to all Class A shares of the Fund, regardless of the date on which the shares were purchased. Therefore, these fees are restated as though the new rates had been in effect during the entire fiscal year ended December 31, 1994. Had the fee rates not changed, the actual management fees would have been 0.76% for Class A and the Class A Service Plan would have been 0.10%, and total operating expenses would have been 1.16% for Class A and 2.18% for Class C shares, respectively.

        - Examples. To try to show the effect of these expenses on an investment over time, we have created the hypothetical examples shown below. Assume that you make a $1,000 investment in each class of shares of the Fund, and that the Fund's annual return is 5%, and that its operating expenses for each class are the ones shown in the chart above as restated. If you were to redeem your shares at the end of each period shown below, your investment would incur the following expenses by the end of each period shown:


                        1 year          3 years        5 years         10 years*
Class A Shares          $69             $94            $120            $196
Class C Shares          $32             $68            $116            $249

        If you did not redeem your investment, it would incur the following expenses:

Class A Shares          $69             $94            $120            $196
Class C Shares          $22             $68            $116            $249

- ------------------
*  Because of the asset-based sales charge imposed on Class C shares of the Fund, long-term shareholders of Class C shares could bear expenses that would be the economic equivalent of an amount greater than the maximum front-end sales charges permitted under applicable regulatory requirements.

        These examples show the effect of expenses on an investment, but are not meant to state or predict actual or expected costs or investment returns of the Fund, all of which will vary.

A Brief Overview of the Fund

        Some of the important facts about the Fund are summarized below, with references to the section of this Prospectus where more complete information can be found. You should carefully read the entire Prospectus before making a decision about investing in the Fund. Keep the Prospectus for reference after you invest, particularly for information about your account, such as how to sell or exchange shares.

        - What Is The Fund's Investment Objective? The Fund's investment objective is to seek capital appreciation.

        - What Does the Fund Invest In? To seek capital appreciation, the Fund primarily invests in common stocks, preferred stocks, and convertible securities. The Fund may also write covered calls and use certain types of "hedging instruments" and "derivative investments" to seek to reduce the risks of market fluctuations that affect the value of the securities the Fund holds. These investments are more fully explained in "Investment Objective and Policies" starting on page 10.

        - Who Manages the Fund? The Fund's investment adviser (the "Manager") is Oppenheimer Management Corporation, which (including a subsidiary) manages investment company portfolios currently having over $30 billion in assets. The Manager is paid an advisory fee by the Fund, based on its assets. The Fund's portfolio manager, who is employed by the Manager, is primarily responsible for the selection of
the Fund's securities, is Robert C. Doll, Jr.   The Fund's Board of
Trustees, elected by shareholders, oversees the investment adviser and the portfolio manager. Please refer to "How the Fund is Managed," starting on page 15 for more information about the Manager and its fees.

        - How Risky is the Fund? All investments carry risks to some degree. The Fund's investments in stocks are subject to changes in their value from a number of factors such as changes in general stock market movements. A change in value of particular stocks may result from an event affecting the issuer. These changes affect the value of the Fund's investments and its share prices for each class of its shares. In the OppenheimerFunds spectrum, the Fund is generally considered an aggressive growth fund, considerably more aggressive than money market or growth and income funds because it invests for capital appreciation in common stocks emphasizing "growth" stocks that tend to be more volatile than other investments. While the Manager tries to reduce risks by diversifying investments, by carefully researching securities before they are purchased for the portfolio, and in some cases by using hedging techniques, there is no guarantee of success in achieving the Fund's objectives and your shares may be worth more or less than their original cost when you redeem them. Please refer to "Investment Objective and Policies" starting on page 10 for a more complete discussion of the Fund's investment risks.

        - How Can I Buy Shares? You can buy shares through your dealer or financial institution, or you can purchase shares directly through the Distributor by completing an Application or by using an Automatic Investment Plan under AccountLink. Please refer to "How to Buy Shares" on page 21 for more details.

        - Will I Pay a Sales Charge to Buy Shares? The Fund has two classes of shares. Both have the same investment portfolio but different expenses. Class A shares are offered with a front-end sales charge, starting at 5.75%, and reduced for larger purchases. Class C shares are offered without a front-end sales charge, but may be subject to a contingent deferred sales charge if redeemed within one year of buying them. There is also an annual asset-based sales charge on Class C shares. Please review "How to Buy Shares" starting on page 21 for more details, including a discussion about factors you and your financial advisor should consider in determining which class may be appropriate for you.

        - How Can I Sell My Shares? Shares can be redeemed by mail or by telephone call to the Transfer Agent on any business day, or through your dealer. Please refer to "How to Sell Shares" on page 31. The
Fund also offers exchange privileges to other OppenheimerFunds, described in "How to Exchange Shares" on page 32.

        - How Has the Fund Performed? The Fund measures its performance by quoting its average annual total return and cumulative total return, which measure historical performance. Those returns can be compared to the returns (over similar periods) of other funds. Of course, other funds may have different objectives, investments, and levels of risk.
The Fund's performance can also be compared to broad market indices, which we have done on page 20. Please remember that past performance does not guarantee future results.

Financial Highlights

        The table on the following pages presents selected financial information about the Fund, including per share data and expense ratios and other data based on the Fund's average net assets. This information has been audited by KPMG Peat Marwick LLP, the Fund's independent auditors, whose report on the Fund's financial statements for the fiscal year ended December 31, 1994, is included in the Statement of Additional Information.


                              --------------------------------------------------------------------------------------------------
                              Financial Highlights
                              --------------------------------------------------------------------------------------------------



                   Class A                                                                                       Class C
                   -------------------------------------------------------------------------------------------   ---------------
                                                                                                                 Year Ended
                   Year Ended December 31,                                                                       December 31,
                   1994      1993     1992     1991(3) 1990      1989     1988     1987       1986(2)   1985(2)  1994(3) 1993(1)
==========================================================
==========================================================
============
Per Share Operating Data:
Net asset
 value, beginning
 of period          $ 25.72  $ 25.25  $ 23.76  $ 17.47 $ 18.26   $ 16.04  $ 12.38  $  20.49   $ 19.30   $ 15.16  $ 25.72
$25.92
- --------------------------------------------------------------------------------------------------------------------------------
Income (loss)
 from investment
 operations:
Net investment
 income (loss)          .20      .13      .16      .27     .39       .59      .27       .17       .11       .41       --   (.01)
Net realized
 and unrealized
 gain (loss)
 on investments        (.11)     .86     2.28     6.87    (.78)     2.34     3.74     (3.68)     1.46      4.05     (.15)   .31
                    -------  -------  -------  ------- -------   -------  -------  --------   -------   -------  ------- ------
Total income
 (loss) from
 investment
 operations             .09      .99     2.44     7.14    (.39)     2.93     4.01     (3.51)     1.57      4.46     (.15)   .30

- --------------------------------------------------------------------------------------------------------------------------------
Dividends and
 distributions to
 shareholders:
Dividends from net
 investment income     (.20)    (.12)    (.17)    (.18)   (.40)     (.62)    (.26)     (.31)     (.38)     (.32)    (.09)  (.10)
Distributions from
 net realized gain
 on investments       (2.98)    (.40)    (.78)    (.67)     --      (.09)    (.09)    (4.29)       --        --    (2.98)  (.40)
                    -------  -------  -------  ------- -------   -------  -------  --------   -------   -------  ------- ------
Total dividends and
 distributions to
 shareholders         (3.18)    (.52)    (.95)    (.85)   (.40)     (.71)    (.35)    (4.60)     (.38)     (.32)   (3.07)  (.50)
- --------------------------------------------------------------------------------------------------------------------------------
Net asset value,
 end of period      $ 22.63  $ 25.72  $ 25.25  $ 23.76 $ 17.47   $ 18.26  $ 16.04  $  12.38   $ 20.49   $ 19.30  $ 22.50
$25.72
                    =======  =======  =======  ======= =======   =======
=======  ========   =======   =======  ======= ======

==========================================================
==========================================================
============
Total Return,
 at Net Asset
 Value(4)               .46%    3.93%   10.27%   41.33%  (2.13)%   18.31%   32.39%   (17.95)%    8.28%    29.85%
(.50)% 2.11%

==========================================================
==========================================================
============
Ratios/Supplemental
 Data:
Net assets,
 end of period
 (in thousands)    $301,698 $368,806 $401,256 $369,351 $52,526   $66,050  $68,031   $60,888  $111,417  $118,244
$1,066     $8
- --------------------------------------------------------------------------------------------------------------------------------
Average net assets
 (in thousands)    $325,003 $383,875 $362,295 $209,596 $56,208   $70,874  $68,068  $107,475  $128,757  $130,925   $
467     $6
- --------------------------------------------------------------------------------------------------------------------------------
Number of shares
 outstanding at
 end of period
 (in thousands)      13,331   14,339   15,892   15,546   3,007     3,616    4,242     4,918     5,437     6,127       47     --
- --------------------------------------------------------------------------------------------------------------------------------
Ratios to average
 net assets:
Net investment
 income (loss)          .72%     .47%     .69%    1.25%   2.08%     2.93%    1.64%      .60%      .36%     1.87%
(.02)% (.07)%(5)
Expenses               1.16%    1.07%    1.09%    1.17%   1.33%     1.27%    1.29%     1.16%     1.16%     1.17%
2.18%  2.18%(5)
- --------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover
 rate(6)               34.7%    22.9%    42.3%    65.6%   51.2%     68.3%   108.4%     95.1      69.9%    118.8%
34.7%  22.9%


                              1. For the period from December 1, 1993 (inception of offering) to December 31, 1993.
                              2. During 1986 and 1985, the Fund had average monthly debt outstanding of $688,172 and
$663,262,
                              respectively; the average monthly number of shares outstanding for the years ended December 31,
1986
                              and 1985 was 5,799,198 and 7,715,542, respectively, and the average monthly debt per share was
$.12
                              and $.09 for 1986 and 1985, respectively. The amount of debt outstanding at December 31, 1985 was
                              $7,000,000.
                              3. Per share amounts calculated based on the weighted average number of shares outstanding during the
                              year.
                              4. Assumes a hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period.
                              Sales charges are not reflected in the total returns.
                              5. Annualized.
                              6. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchase and sales of investment securities (excluding short-term securities) for the year ended December 31, 1994 were $100,706,246 and $210,599,293, respectively.

                              See accompanying Notes to Financial Statements.


Investment Objective and Policies

Objective. The Fund invests its assets to seek capital appreciation for shareholders. The Fund does not invest to seek current income to pay to shareholders.

Investment Policies and Strategies. The Fund seeks its investment objective by emphasizing investment in common stocks or other equity securities, including convertible securities, and may hold warrants and rights. These may include securities of U.S. companies or foreign companies, as discussed below.

        The Manager looks for securities that it believes may appreciate in value. The Fund may invest in companies of any size and capitalization, and at times the Manager may emphasize investment in companies in particular ranges of size. However, in general, capital appreciation possibilities are more likely to be found in the securities of "growth-type" companies than in the securities of larger, more established companies.

        The Fund may also seek to take advantage of changes in the business cycle by investing in companies that are sensitive to those changes, if the Manager believes they present opportunities for long-term growth. For example, when the economy is expanding, companies in the financial services and consumer products industries may be in a position to benefit from changes in the business cycle and may present long-term growth opportunities.

        When investing the Fund's assets, the Manager considers many factors, including general economic conditions in the U.S. relative to foreign economies, and the trends in domestic and foreign stock markets. The Fund may try to hedge against losses in the value of its portfolio of securities by using hedging strategies described below. When market conditions are unstable, the Fund may invest substantial amounts of its assets in debt securities, such as money market instruments or government securities, as described below. The Fund's portfolio manager may employ special investment techniques in selecting securities for the Fund. These are also described below. Additional information may be found about them under the same headings in the Statement of Additional Information.

        - What Are "Growth" Companies? These tend to be newer companies that may be developing new products or services, or expanding into new markets for their products. While they may have what the Manager believes to be favorable prospects for the long-term, they normally retain a large part of their earnings for research, development and investment in capital assets. Therefore, they tend not to emphasize the payment of dividends.



        - Stock Investment Risks. Because the Fund can invest a substantial portion (or all) of its assets in stocks, the value of the Fund's portfolio will be effected by changes in the stock markets. This market risk will affect the Fund's net asset values per share, which will fluctuate as the values of the Fund's portfolio securities change. Not all sock prices change uniformly or at the same time, and other factors can affect a particular stock's price (for example, poor earnings reports by an issuer, loss of major customers, major litigation against an issuer, changes in government regulations affecting an industry). Not all of these factors can be predicted. Changes in the overall market prices can occur at any time.

        As discussed below, the Fund attempts to limit market risks by diversifying its investments, that is, by not holding a substantial amount of the stock of any one company. Also, the Fund does not concentrate its investment in any one industry or group of industries

        - Other Investment Risks. Because of the types of securities the Fund invests in and the investment techniques the Fund uses, some of which may be speculative, the Fund is designed for investors who are investing for the long-term and who are willing to accept greater risks of loss of their capital in the hope of achieving capital appreciation.
It is not intended for investors seeking assured income and preservation of capital. Investing for capital appreciation entails the risk of loss of all or part of your principal. Because there is no assurance that the Fund will achieve its investment objective, when you redeem your shares, they may be worth more or less than what you paid for them.

        - Special Risks - Borrowing for Leverage. The Fund may borrow up to 10% of the value of its assets from banks to buy securities. The Fund will only borrow if it can do so without putting up assets as security for a loan. This is a speculative investment method known as "leverage." Leveraging may subject the Fund to greater risks and costs than funds that do not borrow. These risks may include the possible reduction of income and increased fluctuation in the Fund's net asset value per share, since the Fund pays interest on borrowings. Borrowing is subject to regulatory limits, described in more detail in the Statement of Additional Information.

        - Portfolio Turnover. A change in the securities held by the Fund is known as "portfolio turnover." The Fund may engage frequently in short-term trading to try to achieve its objective. As a result, the Fund's portfolio turnover may be higher than other mutual funds, although it is not expected to be more than 100% each year. The "Financial Highlights," above, show the Fund's portfolio turnover rate during past fiscal years.

        High portfolio turnover and short-term trading may cause the Fund to have relatively larger commission expenses and transaction costs than funds that do not engage in short-term trading. Additionally, high portfolio turnover may affect the ability of the Fund to qualify as a "regulated investment company" under the Internal Revenue Code for tax deductions for dividends and capital gains distributions the Fund pays to shareholders. The Fund qualified in its last fiscal year and intends to do so in the coming year, although it reserves the right not to qualify.

        - Can the Fund's Investment Objective and Policies Change? The Fund has an investment objective, which is described above, as well as investment policies it follows to try to achieve its objective.
Additionally, the Fund uses certain investment techniques and strategies in carrying out those policies. The Fund's investment policies and practices are not "fundamental" unless the Prospectus or Statement of Additional Information says that a particular policy is "fundamental." The Fund's investment objective is a fundamental policy.

        Fundamental policies are those that cannot be changed without the approval of a "majority" of the Fund's outstanding voting shares. The term "majority" is defined in the Investment Company Act to be a particular percentage of outstanding voting shares (and this term is explained in the Statement of Additional Information). The Fund's
Board of Trustees may change non-fundamental policies without shareholder approval, although significant changes will be described in amendments to this Prospectus.

Other Investment Techniques and Strategies. The Fund may also use the investment techniques and strategies described below. These techniques involve certain risks. The Statement of Additional Information contains more information about these practices, including limitations on their use that are designed to reduce some of the risks.

        - Warrants and Rights. Warrants and rights basically are options to purchase stock at set prices that are valid for a limited period of time. The Fund may invest up to 5% of its total assets in warrants and rights in addition to warrants the Fund has acquired in units or that are attached to other securities. No more than 2% of the Fund's assets may be invested in warrants that are not listed on the New York or American Stock Exchanges. For further details about these investments, see "Warrants and Rights" in the Statement of Additional Information.

        - Foreign Securities. The Fund may purchase equity (and debt) securities issued or guaranteed by foreign companies or foreign governments, including foreign government agencies. The Fund may buy securities of companies or governments in any country, developed or underdeveloped. The Fund does not have any limit on the amount of assets that may be invested in foreign securities. However, the Fund normally does not expect to have more than 35% of its assets invested in foreign securities. Foreign currency will be held by the Fund only in connection with the purchase or sale of foreign securities. If the Fund's securities are held abroad, the countries in which they are held and the sub-custodians holding them must be approved by the Fund's
Board of Trustees.

        Foreign securities have special risks. For example, foreign issuers are not subject to the same accounting and disclosure requirements that U.S. companies are subject to. The value of foreign investments may be affected by changes in foreign currency rates, exchange control regulations, expropriation or nationalization of a company's assets, foreign taxes, delays in settlement of transactions, changes in governmental economic or monetary policy in the U.S. or abroad, or other political and economic factors. More information about the risks and potential rewards of investing in foreign securities is contained in the Statement of Additional Information.

        - Small, Unseasoned Companies. The Fund may invest in securities of small, unseasoned companies. These are companies that have been in operation for less than three years, even after including the operations of any predecessors. Securities of these companies may have limited liquidity (which means that the Fund may have difficulty selling them at an acceptable price when it wants to) and the prices of these securities may be volatile. The Fund currently intends to invest no more than 5% of its net assets in the next year in securities of small, unseasoned issuers.

        - Special Situations. The Fund may invest in securities of companies that are in "special situations" that the Manager believes present opportunities for capital growth. A "special situation" may be an event such as a proposed merger, reorganization, or other unusual development that is expected to occur and which may result in an increase in the value of a company's securities regardless of general business conditions or the movement of prices in the securities market as a whole. There is a risk that the price of the security may decline if the anticipated development fails to occur. There is no limit on the amount of assets that the Fund may invest in "special situations."

        - Hedging. The Fund may purchase and sell certain kinds of futures contracts, put and call options, forward contracts, and options on futures and broadly-based securities indices. These are all referred to as "hedging instruments." The Fund does not use hedging instruments for speculative purposes, and has limits on the use of them, described below. The hedging instruments the Fund may use are described below and in greater detail in "Other Investment Techniques and Strategies" in the Statement of Additional Information.

        The Fund may buy and sell options, futures and forward contracts for a number of purposes. It may do so to try to manage its exposure to the possibility that the prices of its portfolio securities may decline, or to establish a position in the securities market as a temporary substitute for purchasing individual securities. Some of these strategies, such as selling futures, buying puts and writing covered calls, hedge the Fund's portfolio against price fluctuations.

        Other hedging strategies, such as buying futures and call options, tend to increase the Fund's exposure to the securities market. Forward contracts are used to try to manage foreign currency risks on the Fund's foreign investments. Foreign currency options are used to try to protect against declines in the dollar value of foreign securities the Fund owns, or to protect against an increase in the dollar cost of buying foreign securities. Writing covered call options may also provide income to the Fund for liquidity purposes or defensive reasons.

        Futures. The Fund may buy and sell futures contracts that relate to broadly-based securities indices (these are referred to as Stock Index Futures and Bond Index Futures).

        Put and Call Options. The Fund may buy and sell certain kinds of put options (puts) and call options (calls).

        The Fund may purchase calls only on securities, Stock Index Futures, broadly-based securities indices and foreign currencies, or to terminate its obligation on a call the Fund previously wrote. The Fund may write (that is, sell) covered call options. When the Fund writes a call, it receives cash (called a premium). The call gives the buyer the ability to buy the investment on which the call was written from the Fund at the call price during the period in which the call may be exercised. If the value of the investment does not rise above the call price, it is likely that the call will lapse without being exercised, while the Fund keeps the cash premium (and the investment). There is no limit on the amount of the Fund's total assets that may be subject to covered calls.

        The Fund may purchase put options. Buying a put on an investment gives the Fund the right to sell the investment at a set price to a seller of a put on that investment. The Fund can purchase those puts that relate to (1) securities the Fund owns, (2) Stock Index Futures (whether or not the Fund owns the particular Stock Index Future in its portfolio), (3) broadly-based stock indices, or (4) foreign currencies.

        The Fund may write puts on securities, broadly-based stock indices, foreign currencies or Stock Index Futures. Writing puts requires the segregation of liquid assets to cover the put. The Fund will not write a put if it would require more than 50% of its net assets to be segregated to cover the put obligation.

         The Fund may buy and sell calls if certain conditions are met. Calls the Fund buys or sells must be listed on a domestic or foreign securities or commodities exchange or quoted on the Automated Quotation System of the National Association of Securities Dealers, Inc. Each call the Fund writes must be "covered" while it is outstanding; that means the Fund must own the securities on which the call is written or it must own other securities that are acceptable for the escrow arrangements required for calls. After the Fund writes a call, not more than 25% of the Fund's total assets may be subject to calls. In the case of puts and calls on foreign currency, they must be traded on a securites or commodities exchange, or quoted by recognized dealers in these options. The Fund may also write calls on Futures Contracts it owns, but those calls must be covered by securities or other liquid assets the Fund owns and segregates to enable it to satisfy its obligations if the call is exercised. A call or put option may not be purchased if the value of all of the Fund's put and call options would exceed 5% of the Fund's total assets.

        Hedging instruments can be volatile investments and may involve special risks. The use of hedging instruments requires special skills and knowledge of investment techniques that are different than what is required for normal portfolio management. If the Manager uses a hedging instrument at the wrong time or judges market conditions incorrectly, hedging strategies may reduce the Fund's return. The Fund could also experience losses if the prices of its futures and options positions were not correlated with its other investments or if it could not close out a position because of an illiquid market for the future or option.

        Options trading involves the payment of premiums and has special tax effects on the Fund. There are also special risks in particular hedging strategies. If a covered call written by the Fund is exercised on a security that has increased in value, the Fund will be required to sell the security at the call price and will not be able to realize any profit if the security has increased in value above the call price.
The use of forward contracts may reduce the gain that would otherwise result from a change in the relationship between the U.S. dollar and a foreign currency. To limit its exposure in foreign currency exchange contracts, the Fund limits its exposure to the amount of its assets denominated in the foreign currency. Interest rate swaps are subject to credit risks (if the other party fails to meet its obligations) and also to interest rate risks. The Fund could be obligated to pay more under its swap agreements than it receives under them, as a result of interest rate changes. These risks are described in greater detail in the Statement of Additional Information.

        - Illiquid and Restricted Securities. Under the policies established by the Fund's Board of Trustees, the Manager determines the liquidity of certain of the Fund's investments. Investments may be illiquid because of the absence of an active trading market, making it difficult to value them or dispose of them promptly at an acceptable price. A restricted security is one that has a contractual restriction on its resale or which cannot be sold publicly until it is registered under the Securities Act of 1933. The Fund will not invest more than 10% of its net assets in illiquid or restricted securities (that limit may increase to 15% if certain state laws are changed or the Fund's shares are no longer sold in those states). The Fund's percentage limitation on these investments does not apply to certain restricted securities that are eligible for resale to qualified institutional purchasers.

        - Loans of Portfolio Securities. To raise cash for liquidity purposes, the Fund may lend its portfolio securities to brokers, dealers and other financial institutions. The Fund must receive collateral for a loan. These loans are limited to not more than 25% of the value of the Fund's net assets and are subject to the conditions described in the Statement of Additional Information. The Fund presently does not intend to engage in loans of securities that will exceed 5% of the value of the Fund's total assets in the coming year.

        - Repurchase Agreements. The Fund may enter into repurchase agreements. In a repurchase transaction, the Fund buys a security and simultaneously sells it to the vendor for delivery at a future date. Repurchase agreements must be fully collateralized. However, if the vendor of the securities under a repurchase agreement fails to pay the resale price on the delivery date, the Fund may incur costs in disposing of the collateral and may experience losses if there is any delay in its ability to do so. The Fund will not enter into a repurchase agreement which causes more than 10% of its net assets to be subject to repurchase agreements having a maturity beyond seven days. There is no limit on the amount of the Fund's net assets that may be subject to repurchase agreements of seven days or less.

        - Short Sales "Against-the-Box". In a short sale, the seller does not own the security that is sold, but normally borrows the security to fulfill the delivery obligation. The seller later buys the security to repay the loan, in the expectation that the price of the security will be lower when the purchase is made, resulting in a gain.
The Fund may not sell securities short except in collateralized transactions referred to as short sales "against-the-box," where the Fund owns an equivalent amount of the securities sold short. This technique is primarily used for tax purposes. No more than 15% of the Fund's net assets will be held as collateral for short sales at any one time.

        - Temporary Defensive Investments. When stock market prices are falling or in other unusual economic or business circumstances, the Fund may invest all or a portion of its assets in defensive securities. Securities selected for defensive purposes may include debt securities, such as rated or unrated bonds and debentures, preferred stocks, cash or cash equivalents, such as U.S. Treasury Bills and other short-term obligations of the U.S. Government, its agencies or instrumentalities, or commercial paper rated "A-1" or better by Standard & Poor's
Corporation or "P-1" or better by Moody's Investors Service, Inc.

Other Investment Restrictions. The Fund has other investment restrictions which are fundamental policies. Under these fundamental policies, the Fund cannot do any of the following: (1) as to 75% of its assets, the Fund may not buy securities issued or guaranteed by a single issuer if, as a result, the Fund would have invested more than 5% of its total assets in the securities of that issuer or would own more than 10% of the voting securities of that issuer (purchases of securities of the U.S. government, its agencies and instrumentalities are not restricted by this policy); (2) the Fund cannot invest more than 25% of its total assets in securities of companies in any one industry; and (3) the Fund cannot invest in other open-end investment companies or invest more than 5% of its net assets in closed-end investment companies, including small business investment companies, nor make any such investments at commission rates in excess of normal brokerage commissions.

        All of the percentage restrictions described above and elsewhere in this Prospectus and in the Statement of Additional Information
(other than the percentage limits that apply to borrowing, described in the Statement of Additional Information) apply only at the time the Fund purchases a security, and the Fund need not dispose of a security merely because the Fund's assets have changed or the security has increased in value relative to the size of the Fund. There are other fundamental policies discussed in the Statement of Additional Information.

How the Fund is Managed

Organization and History. The Fund was originally incorporated in Maryland in 1980 but was reorganized in 1987 as a Massachusetts business trust. The Fund is an open-end, diversified management investment company, with an unlimited number of authorized shares of beneficial interest.

        The Fund is governed by a Board of Trustees, which is responsible for protecting the interests of shareholders under Massachusetts law.
The Trustees meet periodically throughout the year to oversee the Fund's activities, review its performance, and review the actions of the Manager. "Trustees and Officers of the Fund" in the Statement of Additional Information names the Trustees and provides more information about them and the officers of the Fund. Although the Fund is not required by law to hold annual meetings, it may hold shareholder meetings from time to time on important matters, and shareholders have the right to call a meeting to remove a Trustee or to take other action described in the Fund's Declaration of Trust.

        The Board of Trustees has the power, without shareholder approval, to divide unissued shares of the Fund into two or more classes. The
Board has done so, and the Fund currently has two classes of shares, Class A and Class C. Both classes invest in the same investment portfolio. Each class has its own dividends and distributions and pays certain expenses which may be different for the different classes.
Each class may have a different net asset value. Each share has one vote at shareholder meetings, with fractional shares voting proportionally. Only shares of a particular class vote together on matters that affect that class alone. Shares are freely transferrable.

The Manager and Its Affiliates. The Fund is managed by the Manager, Oppenheimer Management Corporation, which is responsible for selecting the Fund's investments and handles its day-to-day business. The Manager carries out its duties, subject to the policies established by the Board of Trustees, under an investment advisory agreement which states the Manager's responsibilities. The agreement sets forth the fees paid by the Fund to the Manager and describes the expenses that the Fund pays to conduct its business.

        The Manager has operated as an investment adviser since 1959. The Manager (including a subsidiary) currently manages investment companies, including other OppenheimerFunds, with assets of more than $30 billion as of March 31, 1995, and with more than 2.4 million shareholder accounts. The Manager is owned by Oppenheimer Acquisition Corp., a holding company that is owned in part by senior officers of the Manager and controlled by Massachusetts Mutual Life Insurance
Company.

        The Manager and the Fund have a Code of Ethics. It is designed to detect and prevent improper personal trading by certain employees, including portfolio managers, that would compete with or take advantage of the Fund's portfolio transactions. Compliance with the Code of Ethics is carefully monitored and strictly enforced by the Manager.

        - Portfolio Manager. The Portfolio Manager of the Fund is Robert C. Doll, Jr. He has been the person principally responsible for the day-to-day management of the Fund's portfolio effective May 1, 1994. He previously served as the Fund's portfolio manager from September 1988 to October 1992. Mr. Doll is an Executive Vice
President and Director of Equity Investments of the Manager. He is also the portfolio manager of Oppenheimer Growth Fund.

        - Fees and Expenses. Under the investment advisory agreement, the Fund pays the Manager the following annual fees, which decline on additional assets as the Fund grows: 0.75% of the first $200 million of aggregate net assets, 0.72% of the next $200 million, 0.69% of the next
$200 million, 0.66% of the next $200 million, and 0.60% of aggregate net assets over $800 million. The Fund's management fee for its last fiscal year was 0.76% of average annual net assets for Class A shares and 0.76% for Class C shares, which may be higher than the rate paid by some other mutual funds. These rates have been restated in the "Annual
Fund Operating Expenses" chart on page 5 to reflect the fact that the fee rates were reduced effective July 1, 1994.

        The Fund pays expenses related to its daily operations, such as custodian fees, Trustees' fees, transfer agency fees, legal and auditing costs. Those expenses are paid out of the Fund's assets and are not paid directly by shareholders. However, those expenses reduce the net asset value of shares, and therefore are indirectly borne by shareholders through their investment. More information about the investment advisory agreement and the other expenses paid by the Fund is contained in the Statement of Additional Information.

        There is also information about the Fund's brokerage policies and practices in "Brokerage Policies of the Fund" in the Statement of Additional Information. That section discusses how brokers and dealers are selected for the Fund's portfolio transactions. When deciding which brokers to use, the Manager is permitted by the investment advisory agreement to consider whether brokers have sold shares of the Fund or any other funds for which the Manager serves as investment adviser.

        - The Distributor. The Fund's shares are sold through dealers and brokers that have a sales agreement with Oppenheimer Funds
Distributor, Inc., a subsidiary of the Manager that acts as the Distributor. The Distributor also distributes the shares of other mutual funds managed by the Manager (the "OppenheimerFunds") and is sub-distributor for funds managed by a subsidiary of the Manager.

        - The Transfer Agent. The Fund's transfer agent is Oppenheimer Shareholder Services, a division of the Manager, which acts as the shareholder servicing agent for the Fund and the other OppenheimerFunds on an "at-cost" basis. Shareholders should direct inquiries about their account to the Transfer Agent at the address and toll-free numbers shown below in this Prospectus and on the back cover.

Performance of the Fund

 Explanation of Performance Terminology. The Fund uses the terms "cumulative total return" and "average annual total return" to illustrate its performance. These terms are used to show the performance of each class of shares separately, because the performance of each class of shares will usually be different, as a result of the different kinds of expenses each class bears. This performance information may be useful to help you see how well your investment has done and to compare it to other funds or market indices, as we have done below.

        It is important to understand that the fund's total returns represent past performance and should not be considered to be predictions of future returns or performance. This performance data is described below, but more detailed information about how total returns are calculated is contained in the Statement of Additional Information, which also contains information about other ways to measure and compare the Fund's performance. The Fund's investment performance will vary, depending on market conditions, the composition of the portfolio, expenses and which class of shares you purchase.

        - Total Returns. There are different types of total returns used to measure the Fund's performance. Total return is the change in value of a hypothetical investment in the Fund over a given period, assuming that all dividends and capital gains distributions are reinvested in additional shares. The cumulative total return measures the change in value over the entire period (for example, ten years). An average annual total return shows the average rate of return for each year in a period that would produce the cumulative total return over the entire period. However, average annual total returns do not show the Fund's actual year-by-year performance.

        When total returns are quoted for Class A shares, normally they include the payment of the maximum initial sales charge. Total returns may also be quoted "at net asset value," without including the sales charge, and those returns would be reduced if sales charges were deducted. When total returns are shown for a one-year period for Class C shares, they include the effect of the contingent deferred sales charge. They may also be shown based on the change in net asset value, without considering the contingent deferred sales charge.

How Has the Fund Performed? Below is a discussion by the Manager of the Fund's performance during its last fiscal year ended December 31, 1994, followed by a graphical comparison of the Fund's performance to an appropriate broad-based market index.

        - Management's Discussion of Performance. During the Fund's past fiscal year, the Manager positioned the Fund's portfolio more defensively. In response to the rising interest rates during the first six months of the year and the negative effect of those rate increases on stock prices, the Manager caused the Fund to move out of cyclical stocks and to focus on financial, technology and healthcare issues. During the last six months of the fiscal year, the Manager placed greater emphasis on consumer and industrial companies because they were viewed as having strong earnings power and as selling at relatively low prices. The Fund also sought to take advantage of the growth in the international markets by increasing its holdings in technology and other companies that derive a third to a half of their earnings from sales outside of the U.S. Additionally, in order to remain poised to take advantage of new investment opportunities, the Fund increased its cash position.

        - Comparing the Fund's Performance to the Market. The chart below shows the performance of a hypothetical $10,000 investment in each class of shares of the Fund at December 31, 1994: in the case of Class A shares, over a ten-year period, and in the case of Class C shares from the inception of the Class on December 1, 1993.

        The performance of each class of the Fund's shares is compared to the performance of the S&P 500 Index, a broad-based index of equity securities widely regarded as a general measurement of the performance of the U.S. equity securities market. Index performance reflects the reinvestment of dividends but does not consider the effect of capital gains or transaction costs, and none of the data below shows the effect of taxes. Also, the Fund's performance reflects the effect of Fund business and operating expenses. While index comparisons may be useful to provide a benchmark for the Fund's performance, it must be noted that the Fund's investments are not limited to the securities in the S&P 500 index, which tend to be securities of larger, well-capitalized companies, as contrasted to the smaller growth-type companies in which the Fund principally invests. Moreover, the index data does not reflect any assessment of the risk of the investments included in the index.

 Class A Shares
Comparison of Change in Value
of $10,000 Hypothetical Investment in
Oppenheimer Target Fund Class A Shares
and the S&P 500 Index

                                        (Graph)

Class C Shares
Comparison of Change in Value
of $10,000 Hypothetical Investment in
Oppenheimer Target Fund Class C Shares
and the S&P 500 Index


(Graphs)

Past performance is not predictive of future performance.


ABOUT YOUR ACCOUNT

How to Buy Shares

Classes of Shares. The Fund offers investors two different classes of shares. The different classes of shares represent investments in the same portfolio of securities but are subject to different expenses and will likely have different share prices.

        - Class A Shares. When you buy Class A shares, you pay an initial sales charge (on investments up to $1 million). If you purchase Class A shares as part of an investment of at least $1 million in shares of one or more OppenheimerFunds, you will not pay an initial sales charge but if you sell any of those shares within 18 months after your purchase, you may pay a contingent deferred sales charge, which will vary depending on the amount you invested. Sales charges are described below in "Class A Shares".

        - Class C Shares. If you buy Class C shares, you pay no sales charge at the time of purchase, but if you sell your shares within 12 months of buying them, you will normally pay a contingent deferred
sales charge of 1%.   Please refer to "Class C Shares" below.

Which Class of Shares Should You Choose? Once you decide that the Fund is an appropriate investment for you, the decision as to which class of shares is better suited to your needs depends on a number of factors which you should discuss with your financial advisors:

        - How Much Do You Plan to Invest? If you plan to invest a substantial amount over the long term, the reduced sales charges available for larger purchases of Class A shares will normally be more beneficial to you than purchasing Class C shares, because of the higher annual expenses Class C shares will likely bear. For purchases over $1 million, the contingent deferred sales charge on Class A shares will normally be more beneficial. The Distributor will not accept any order for $1 million or more for Class C shares on behalf of a single investor for that reason.

        - How Long Do You Expect to Hold Your Investment? The Fund is designed for long-term investment. While future financial needs cannot be predicted with certainty, investors who prefer not to pay an initial sales charge and who plan to hold their shares for shorter periods might consider Class C shares. Investors who plan to redeem shares within a year might consider whether the front-end sales charge on Class A shares would result in higher net expenses after redemption.

        - Are There Differences in Account Features That Matter to You? Because some account features may not be available for Class C shareholders, you should carefully review how you plan to use your investment account before deciding which class of shares is better for you. For example, not all other OppenheimerFunds offer Class C shares limiting exchangeability from the Fund. Share certificates are not available for Class C shares and if you are considering using you shares as collateral for a loan, that may be a factor to consider. Additionally, the dividends payable to Class C shareholders will be reduced by the additional expenses borne solely by that class, such as the asset-based sales charge, as described below and in the Statement of Additional Information.

        - How Does It Affect Payments to My Broker? A salesperson, such as a broker, or any other person who is entitled to receive compensation for selling Fund shares may receive different compensation for selling one class than for selling another class. It is important that investors understand that the purpose of the contingent deferred sales charge and asset-based sales charge for Class C shares is the same as the purpose of the front-end sales charge on sales of Class A shares: to compensate the Distributor for commissions it pays to dealers and financial institutions for selling shares.

How Much Must You Invest? You can open a Fund account with a minimum initial investment of $1,000 and make additional investments at any time with as little as $25. There are reduced minimum investments under special investment plans:

                With Asset Builder Plans, Automatic Exchange Plans, 403(b)(7) custodial plans and military allotment plans, you can make initial and subsequent investments of as little as $25; and subsequent purchases of at least $25 can be made by telephone through AccountLink.

                Under pension and profit-sharing plans and Individual Retirement Accounts (IRAs), you can make an initial investment of as little as $250 (if your IRA is established under an Asset Builder Plan, the $25 minimum applies), and subsequent investments may be as little as $25.

                There is no minimum investment requirement if you are buying shares by reinvesting dividends from the Fund or other OppenheimerFunds
(a list of them appears in the Statement of Additional Information, or you can ask your dealer or call the Transfer Agent), or by reinvesting distributions from unit investment trusts that have made arrangements with the Distributor.

        - How Are Shares Purchased? You can buy shares several ways -- through any dealer, broker or financial institution that has a sales agreement with the Distributor, or directly through the Distributor, or automatically from your bank account through an Asset Builder Plan under the OppenheimerFunds AccountLink service. When you buy shares, be sure to specify Class A or Class C shares. If you do not choose, your investment will be made in Class A shares.

        - Buying Shares Through Your Dealer. Your dealer will place your order with the Distributor on your behalf.

        - Buying Shares Through the Distributor. Complete an OppenheimerFunds New Account Application and return it with a check payable to "Oppenheimer Funds Distributor, Inc." Mail it to P.O. Box 5270, Denver, Colorado 80217. If you don't list a dealer on the application, the Distributor will act as your agent in buying the shares. However, we recommend that you discuss your investment first with a financial advisor, to be sure it is appropriate for you.

        - Buying Shares Through OppenheimerFunds AccountLink. You can use AccountLink to link your Fund account with an account at a U.S.
bank or other financial institution that is an Automated Clearing House
(ACH) member, to transmit funds electronically to purchase shares, or to have the Transfer Agent send redemption proceeds or to transmit dividends and distributions.

        Shares are purchased for your account on the regular business day the Distributor is instructed by you to initiate the ACH transfer to buy shares. You can provide those instructions automatically, under an Asset Builder Plan, described below, or by telephone instructions using OppenheimerFunds PhoneLink, also described below. You should request AccountLink privileges on the application or dealer settlement instructions used to establish your account. Please refer to "AccountLink" below for more details.

        - Asset Builder Plans. You may purchase shares of the Fund (and up to four other OppenheimerFunds) automatically each month from your account at a bank or other financial institution under an Asset Builder
Plan with AccountLink. Details are on the Application and in the Statement of Additional Information.

        - At What Price Are Shares Sold? Shares are sold at the public offering price based on the net asset value (and any initial sales charge that applies) that is next determined after the Distributor receives the purchase order in Denver. In most cases, to enable you to receive that day's offering price, the Distributor must receive your order at the time of day the New York Stock Exchange closes, which is normally 4:00 P.M., New York time, but may be earlier on some days (all references to time in this Prospectus mean "New York time"). The net asset value of each class of shares is determined as of that time on each day The New York Stock Exchange is open (which is a "regular business day").

        If you buy shares through a dealer, the dealer must receive your order by the close of the New York Stock Exchange on a regular business day and transmit it to the Distributor so that it is received before the Distributor's close of business that day, which is normally 5:00 P.M. The Distributor may reject any purchase order for the Fund's shares, in its sole discretion.

Class A Shares. Class A shares are sold at their offering price, which is normally net asset value plus an initial sales charge. However, in some cases, described below, where purchases are not subject to an initial sales charge, the offering price may be net asset value. In some cases, reduced sales charges may be available, as described below. Out of the amount you invest, the Fund receives the net asset value to invest for your account. The sales charge varies depending on the amount of your purchase. A portion of the sales charge may be retained by the Distributor and allocated to your dealer. The current sales charge rates and commissions paid to dealers and brokers are as follows:

________________________________________________________________________________
                                        Front-End Sales Charge                         Commission as
                                        As a Percentage of:                            Percentage of
Amount of Purchase                      Offering Price         Amount Invested         Offering Price
_________________________________________________________________________________
Less than $25,000                       5.75%                  6.10%                   4.75%

$25,000 or more but
less than $50,000                       5.50%                  5.82%                   4.75%

$50,000 or more but
less than $100,000                      4.75%                  4.99%                   4.00%

$100,000 or more but
less than $250,000                      3.75%                  3.90%                   3.00%

$250,000 or more but
less than $500,000                      2.50%                  2.56%                   2.00%

$500,000 or more but
less than $1 million                    2.00%                  2.04%                   1.60%
________________________________________________________________________________

The Distributor reserves the right to reallow the entire commission to dealers. If that occurs, the dealer may be considered an "underwriter" under Federal securities laws.

        - Class A Contingent Deferred Sales Charge. There is no initial sales charge on purchases of Class A shares of any one or more OppenheimerFunds aggregating $1 million or more (shares of any other OppenheimerFunds that offer only one class of shares that has no class designation are considered "Class A" shares for this purpose). The Distributor pays dealers of record commissions on such purchases in an amount equal to the sum of 1.0% of the first $2.5 million, plus 0.50%
of the next $2.5 million, plus 0.25% of share purchases over $5 million. That commission will be paid only on the amount of those purchases in excess of $1 million that were not previously subject to a front-end sales charge and dealer commission.

        If you redeem any of those shares within 18 months of the end of the calendar month of their purchase, a contingent deferred sales charge (called the "Class A contingent deferred sales charge") will be deducted from the redemption proceeds. That sales charge will be equal to 1.0% of the aggregate net asset value of either (1) the redeemed shares (not including shares purchased by reinvestment of dividends or capital gain distributions) or (2) the original cost of the shares, whichever is less. However, the Class A contingent deferred sales charge will not exceed the aggregate commissions the Distributor paid to your dealer on all Class A shares of all OppenheimerFunds you purchased subject to the Class A contingent deferred sales charge.

        In determining whether a contingent deferred sales charge is payable, the Fund will first redeem shares that are not subject to the sales charge, including shares purchased by reinvestment of dividends and capital gains, and then will redeem other shares in the order that you purchased them. The Class A contingent deferred sales charge is waived in certain cases described in "Waivers of Class A Sales Charges" below.

        No Class A contingent deferred sales charge is charged on exchanges of shares under the Fund's Exchange Privilege (described below). However, if the shares acquired by exchange are redeemed within 18 months of the end of the calendar month of the purchase of the exchanged shares, the contingent deferred sales charge will apply.

        - Special Arrangements With Dealers. The Distributor may advance up to 13 months' commissions to dealers that have established special arrangements with the Distributor for Asset Builder Plans for their clients. Dealers whose sales of Class A shares of OppenheimerFunds
(other than money market funds) under OppenheimerFunds-sponsored
403(b)(7) custodial plans exceed $5 million per year (calculated per quarter), will receive monthly one-half of the Distributor's retained commissions on those sales, and if those sales exceed $10 million per year, those dealers will receive the Distributor's entire retained commission on those sales.

Reduced Sales Charges for Class A Share Purchases. You may be eligible to buy Class A shares at reduced sales charge rates in one or more of the following ways:

        - Right of Accumulation. To qualify for the lower sales charge rates that apply to larger purchases of Class A shares, you and your spouse can add together Class A shares you purchase for your own accounts, or jointly, or on behalf of your children who are minors, under trust or custodial accounts. A fiduciary can cumulate shares purchased for a trust, estate or other fiduciary account (including one or more employee benefit plans of the same employer) that has multiple accounts.

        Additionally, you can add together current purchases of Class A shares of the Fund and other OppenheimerFunds to reduce the sales charge rate that applies to purchases of Class A shares. You can also include Class A shares of OppenheimerFunds you previously purchased subject to an initial or contingent deferred sales charge to reduce the sales charge rate for current purchases of Class A shares, provided that you still hold your investment in one of the OppenheimerFunds. The value of those shares will be based on the greater of the amount you paid for the shares or their current value (at offering price). The OppenheimerFunds are listed in "Reduced Sales Charges" in the Statement of Additional Information, or a list can be obtained from the Transfer Agent. The reduced sales charge will apply only to current purchases and must be requested when you buy your shares.

        - Letter of Intent. Under a Letter of Intent, you may purchase Class A shares of the Fund and other OppenheimerFunds during a 13-month period and the reduced Class A sales charge rate that applies to the total amount of the intended purchases will be the sales charge rate for the Class A shares purchased during that period. This can include purchases made up to 90 days before the date of the Letter. More information is contained in the Application and in "Reduced Sales
Charges" in the Statement of Additional Information.

        - Waivers of Class A Sales Charges. No sales charge is imposed on sales of Class A shares to the following investors: (1) the Manager or its affiliates; (2) present or former officers, directors, trustees and employees (and their "immediate families" as defined in "Reduced Sales Charges" in the Statement of Additional Information) of the Fund, the Manager and its affiliates, and retirement plans established by them for their employees; (3) registered management investment companies, or separate accounts of insurance companies having an agreement with the Manager or the Distributor for that purpose; (4) dealers or brokers that have a sales agreement with the Distributor, if they purchase shares for their own accounts or for retirement plans for their employees; (5) employees and registered representatives (and their spouses) of dealers or brokers described above or financial institutions that have entered into sales arrangements with such dealers or brokers (and are identified to the Distributor) or with the Distributor; the purchaser must certify to the Distributor at the time of purchase that the purchase is for the purchaser's own account (or for the benefit of such employee's spouse or minor children); (6) dealers, brokers or registered investment advisers that have entered into an agreement with the Distributor providing specifically for the use of shares of the Fund in particular investment products made available to their clients; (7) dealers, brokers or registered investment advisors that have entered into an agreement with the Distributor to sell shares to defined contribution employee retirement plans for which the dealer, broker or investment advisor provides administration services.

        Additionally, no sales charge is imposed on shares that are (a) issued in plans of reorganization, such as mergers, asset acquisitions and exchange offers, to which the Fund is a party, or (b) purchased by the reinvestment of loan repayments by a participant in a retirement plan for which the Manager or its affiliates acts as sponsor, (c) purchased by the reinvestment of dividends or other distributions reinvested from the Fund or other OppenheimerFunds (other than Oppenheimer Cash Reserves) or unit investment trusts for which reinvestment arrangements have been made with the Distributor, or (d) purchased and paid for with the proceeds of shares redeemed in the prior 12 months from a mutual fund on which an initial sales charge or contingent deferred sales charge was paid (other than a fund managed by the Manager or any of its affiliates); this waiver must be requested when the purchase order is placed for your shares of the Fund and the Distributor may require evidence of your qualification for the waiver. There is a further discussion of this policy in "Reduced Sales Charges" in the Statement of Additional Information.

        The contingent deferred sales charge does not apply to purchases of Class A shares at net asset value described above and is also waived if shares are redeemed in the following cases: (1) retirement distributions or loans to participants or beneficiaries from qualified retirement plans, deferred compensation plans or other employee benefit plans ("Retirement Plans"), (2) returns of excess contributions made to Retirement Plans, (3) Automatic Withdrawal Plan payments that are limited to no more than 12% of the original account value annually, (4) involuntary redemptions of shares by operation of law or under the procedures set forth in the Fund's Declaration of Trust or adopted by the Board of Trustees; and (5) Class A shares that would otherwise be subject to the Class A contingent deferred sales charge are redeemed, but at the time the purchase order for your shares was placed, the dealer agreed to accept the dealer's portion of the commission payable on the sale in installments of 1/18th of the commission per month (and that no further commissions would be payable if the shares were redeemed within 18 months of purchase).

        - Service Plan for Class A Shares. The Fund has adopted a Service Plan for Class A shares to reimburse the Distributor for a portion of its costs incurred in connection with the personal service and maintenance of accounts that hold Class A shares. Reimbursement is made quarterly at an annual rate that may not exceed 0.25% of the average annual net assets of Class A shares of the Fund. The Distributor uses all of those fees to compensate dealers, brokers, banks and other financial institutions quarterly for providing personal service and maintenance of accounts of their customers that hold Class A shares and to reimburse itself (if the Fund's Board of Trustees authorizes such reimbursements, which it has not yet done) for its other expenditures under the Plan.

        Services to be provided include, among others, answering customer inquiries about the Fund, assisting in establishing and maintaining accounts in the Fund, making the Fund's investment plans available and providing other services at the request of the Fund or the Distributor. Payments are made by the Distributor quarterly at an annual rate not to exceed 0.25% of the average annual net assets of Class A shares held in accounts of the dealer or its customers. The payments under the Plan increase the annual expenses of Class A shares. For more details, please refer to "Distribution and Service Plans" in the Statement of Additional Information.

Class C Shares. Class C shares are sold at net asset value per share without an initial sales charge. However, if Class C shares are redeemed within 12 months of their purchase, a contingent deferred sales charge of 1.0% will be deducted from the redemption proceeds. That sales charge will not apply to shares purchased by the reinvestment of dividends or capital gains distributions. The charge will be assessed on the lesser of the net asset value of the shares at the time of redemption or the original purchase price. The contingent deferred sales charge is not imposed on the amount of your account value represented by the increase in net asset value over the initial purchase price (including increases due to the reinvestment of dividends and capital gains distributions). The Class C contingent deferred sales charge is paid to the Distributor to reimburse its expenses of providing distribution-related services to the Fund in connection with the sale of Class C shares.

        To determine whether the contingent deferred sales charge applies to a redemption, the Fund redeems shares in the following order: (1) shares acquired by reinvestment of dividends and capital gains distributions, (2) shares held for over 12 months, and (3) shares held the longest during the 12-month period.

        - Waivers of Class C Sales Charge. The Class C contingent deferred sales charge will be waived if the shareholder requests it for any of the following redemptions: (1) distributions to participants or beneficiaries from Retirement Plans, if the distributions are made (a) under an Automatic Withdrawal Plan after the participant reaches age 59-1/2, as long as the payments are no more than 10% of the account value annually (measured from the date the Transfer Agent receives the request), or (b) following the death or disability (as defined in the Internal Revenue Code) of the participant or beneficiary; (2) redemptions from accounts other than Retirement Plans following the death or disability of the shareholder (the disability must have occurred after the account was established and you must provide evidence of a determination of disability by the Social Security Administration), (3) returns of excess contributions to Retirement Plans and (4) distributions from IRAs (including SEP-IRAs and SAR/SEP accounts) before the participant is age 59 1/2, and distributions from 403(b)(7) custodial plans or pension or profit sharing plans before the participant is age 59 1/2 but only after the participant has separated from service, if the distributions are made in substantially equal periodic payments over the life (or life expectancy) of the participant or the joint lives (or joint life and last survivor expectancy) of the participant and the participant's designated beneficiary (and the distributions must comply with other requirements for such distributions under the Internal Revenue Code and may not exceed 10% of the account value annually, measured from the date the Transfer Agent receives the request).

        The contingent deferred sales charge is also waived on Class C shares in the following cases: (i) shares sold to the Manager or its affiliates; (ii) shares sold to registered management investment companies or separate accounts of insurance companies having an agreement with the Manager or the Distributor for that purpose; (iii) shares issued in plans of reorganization to which the Fund is a party; and (iv) shares redeemed in involuntary redemptions as described above. Further details about this policy are contained in "Reduced Sales Charges" in the Statement of Additional Information.

        - Distribution and Service Plan for Class C Shares. The Fund has adopted a Distribution and Service Plan for Class C shares to compensate the Distributor for its services and costs in distributing Class C shares and servicing accounts. Under the Plan, the Fund pays the Distributor an annual "asset-based sales charge" of 0.75% per year on Class C shares. The Distributor also receives a service fee of 0.25% per year. Both fees are computed on the average annual net assets of Class C shares, determined as of the close of each regular business day. The asset-based sales charge allows investors to buy
Class C shares without a front-end sales charge while allowing the Distributor to compensate dealers that sell Class C shares.

        The Distributor uses the service fee to compensate dealers for providing personal services for accounts that hold Class C shares. Those services are similar to those provided under the Class A Service Plan, described above. The asset-based sales charge and service fees increase Class C expenses by up to 1.00% of average net assets per year.

        The Distributor pays the 0.25% service fee to dealers in advance for the first year after Class C shares have been sold by the dealer. After the shares have been held for a year, the Distributor pays the fee on a quarterly basis. The Distributor pays sales commissions of 0.75% of the purchase price to dealers from its own resources at the time of sale. The Distributor retains the asset-based sales charge during the first year shares are outstanding to recoup the sales commissions it pays, the advances of service fee payments it makes, and its financing costs. The Distributor plans to pay the asset-based sales charge as an ongoing commission to the dealer on Class C shares that have been outstanding for a year or more.

        Because the Distributor's actual expenses in selling Class C shares may be more than the payments it receives from contingent deferred sales charges collected on redeemed shares and from the Fund under the Distribution and Service Plan for Class C shares, those expenses may be carried over and paid in future years. If the Plan is terminated by the Fund, the Board of Trustees may allow the Fund to continue payments of the asset-based sales charge to the Distributor for certain expenses it incurred before the plan was terminated.

Special Investor Services

 AccountLink. OppenheimerFunds AccountLink links your Fund account to your account at your bank or other financial institution to enable you to send money electronically between those accounts to perform a number of types of account transactions. These include purchases of shares by telephone (either through a service representative or by PhoneLink, described below), automatic investments under Asset Builder Plans, and sending dividends and distributions or Automatic Withdrawal Plan payments directly to your bank account. Please refer to the Application for details or call the Transfer Agent for more information.

        AccountLink privileges should be requested on the Application you use to buy shares, or on your dealer's settlement instructions if you buy your shares through your dealer. After your account is established, you can request AccountLink privileges on signature-guaranteed instructions to the Transfer Agent. AccountLink privileges will apply to each shareholder listed in the registration on your account as well as to your dealer representative of record unless and until the Transfer Agent receives written instructions terminating or changing those privileges. After you establish AccountLink for your account, any change of bank account information must be made by signature-guaranteed instructions to the Transfer Agent signed by all shareholders who own the account.

        - Using AccountLink to Buy Shares. Purchases may be made by telephone only after your account has been established. To purchase shares in amounts up to $250,000 through a telephone representative, call the Distributor at 1-800-852-8457. The purchase payment will be debited from your bank account.

        - PhoneLink. PhoneLink is the OppenheimerFunds automated telephone system that enables shareholders to perform a number of account transactions automatically using a touch-tone phone. PhoneLink may be used on already-established Fund accounts after you obtain a Personal Identification Number (PIN), by calling the special PhoneLink number: 1-800-533-3310.

        - Purchasing Shares. You may purchase shares in amounts up to $100,000 by phone, by calling 1-800-533-3310. You must have established AccountLink privileges to link your bank account with the Fund, to pay for these purchases.

        - Exchanging Shares. With the OppenheimerFunds Exchange Privilege, described below, you can exchange shares automatically by phone from your Fund account to another OppenheimerFunds account you have already established by calling the special PhoneLink number. Please refer to "How to Exchange Shares," below, for details.

        - Selling Shares. You can redeem shares by telephone automatically by calling the PhoneLink number and the Fund will send the proceeds directly to your AccountLink bank account. Please refer to "How to Sell Shares," below, for details.

Automatic Withdrawal and Exchange Plans. The Fund has several plans that enable you to sell shares automatically or exchange them to another OppenheimerFunds account on a regular basis:

        - Automatic Withdrawal Plans. If your Fund account is $5,000 or more, you can establish an Automatic Withdrawal Plan to receive payments of at least $50 on a monthly, quarterly, semi-annual or annual basis. The checks may be sent to you or sent automatically to your bank account on AccountLink. You may even set up certain types of withdrawals of up to $1,500 per month by telephone. You should consult the Application and Statement of Additional Information for more details.

        - Automatic Exchange Plans. You can authorize the Transfer Agent to exchange an amount you establish in advance automatically for shares of up to five other OppenheimerFunds on a monthly, quarterly, semi-annual or annual basis under an Automatic Exchange Plan. The minimum purchase for each other OppenheimerFunds account is $25. These exchanges are subject to the terms of the Exchange Privilege, described below.

 Reinvestment Privilege. If you redeem some or all of your Class A Fund shares, you have up to 6 months to reinvest all or part of the redemption proceeds in Class A shares of the Fund or other OppenheimerFunds without paying sales charge. You must be sure to ask the Distributor for this privilege when you send your payment. Please consult the Statement of Additional Information for more details.

Retirement Plans. Fund shares are available as an investment for your retirement plans. If you participate in a plan sponsored by your employer, the plan trustee or administrator must make the purchase of shares for your retirement plan account. The Distributor offers a number of different retirement plans that can be used by individuals and employers:

        - Individual Retirement Accounts including rollover IRAs, for individuals and their spouses
        - 403(b)(7) Custodial Plans for employees of eligible tax-exempt organizations, such as schools, hospitals and charitable organizations
        - SEP-IRAs (Simplified Employee Pension Plans) for small business owners or people with income from self-employment; including SAR/SEP-IRAs
        - Pension and Profit-Sharing Plans for self-employed persons and small business owners

        Please call the Distributor for the OppenheimerFunds plan documents, which contain important information and applications.

How to Sell Shares

        You can arrange to take money out of your account on any regular business day by selling (redeeming) some or all of your shares. Your shares will be sold at the next net asset value calculated after your order is received and accepted by the Transfer Agent. The Fund offers you a number of ways to sell your shares: in writing or by telephone. You can also set up Automatic Withdrawal Plans to redeem shares on a regular basis, as described above. If you have questions about any of these procedures, and especially if you are redeeming shares in a special situation, such as due to the death of the owner, or from a retirement plan, please call the Transfer Agent first, at 1-800-525-7048, for assistance.

        - Retirement Accounts. To sell shares in an OppenheimerFunds retirement account in your name, call the Transfer Agent for a distribution request form. There are special income tax withholding requirements for distributions from retirement plans and you must submit a withholding form with your request to avoid delay. If your retirement plan account is held for you by your employer, you must arrange for the distribution request to be sent by the plan administrator or trustee. There are additional details in the Statement of Additional Information.

        - Certain Requests Require a Signature Guarantee. To protect you and the Fund from fraud, certain redemption requests must be in writing and must include a signature guarantee in the following situations
(there may be other situations also requiring a signature guarantee):

        - You wish to redeem more than $50,000 worth of shares and receive a check
        - The check is not payable to all shareholders listed on the account statement
        - The check is not sent to the address of record on your statement
        - Shares are being transferred to a Fund account with a different owner or name
        - Shares are redeemed by someone other than the owners (such as an Executor)

        - Where Can I Have My Signature Guaranteed? The Transfer Agent will accept a guarantee of your signature by a number of financial institutions, including: a U.S. bank, trust company, credit union or savings association, or by a foreign bank that has a U.S. correspondent bank, or by a U.S. registered dealer or broker in securities, municipal securities or government securities, or by a U.S. national securities exchange, a registered securities association or a clearing agency. If you are signing as a fiduciary or on behalf of a corporation, partnership or other business, you must also include your title in the signature.

Selling Shares by Mail. Write a "letter of instructions" that includes:

        -       Your name
        -       The Fund's name
        -       Your Fund account number (from your account statement)
        -       The dollar amount or number of shares to be redeemed
        -       Any special payment instructions
        -       Any share certificates for the shares you are selling,
        - The signatures of all registered owners exactly as the account is registered, and
        - Any special requirements or documents requested by the Transfer Agent to assure proper authorization of the person asking to sell shares.

Use the following address for requests by mail:
   Oppenheimer Shareholder Services
   P.O. Box 5270
   Denver, Colorado 80217

Send courier or Express Mail requests to:
   Oppenheimer Shareholder Services
   10200 E. Girard Avenue, Building D
   Denver, Colorado 80231

Selling Shares by Telephone. You and your dealer representative of record may also sell your shares by telephone. To receive the redemption price on a regular business day, your call must be received by the Transfer Agent by the close of the New York Stock Exchange that day, which is normally 4:00 P.M., but may be earlier on some days. Shares held in an OppenheimerFunds retirement plan or under a share certificate may not be redeemed by telephone.

        -       To redeem shares through a service representative, call 1-
800-852-8457
        -       To redeem shares automatically on PhoneLink, call 1-800-533-
3310

        Whichever method you use, you may have a check sent to the address on the account statement, or, if you have linked your Fund account to your bank account on AccountLink, you may have the proceeds wired to that bank account.

        - Telephone Redemptions Paid by Check. Up to $50,000 may be redeemed by telephone, once in each 7-day period. The check must be payable to all owners of record of the shares and must be sent to the address on the account. This service is not available within 30 days of changing the address on an account.

        - Telephone Redemptions Through AccountLink. There are no dollar limits on telephone redemption proceeds sent to a bank account designated when you establish AccountLink. Normally the ACH wire to your bank is initiated on the business day after the redemption. You do not receive dividends on the proceeds of the shares you redeemed while they are waiting to be wired.

Selling Shares Through Your Dealer. The Distributor has made arrangements to repurchase Fund shares from dealers and brokers on behalf of their customers. Brokers or dealers may charge for that service. Please refer to "Special Arrangements For Repurchase of Shares From Dealers And Brokers" in the Statement of Additional Information for more details.

How to Exchange Shares

        Shares of the Fund may be exchanged for shares of certain
OppenheimerFunds at net asset value per share at the time of exchange, without sales charge. To exchange shares, you must meet several conditions:

        - Shares of the fund selected for exchange must be available for sale in your state of residence
        - The prospectuses of this Fund and the fund whose shares you want to buy must offer the exchange privilege
        - You must hold the shares you buy when you establish your account for at least 7 days before you can exchange them; after the account is open 7 days, you can exchange shares every regular business day
        - You must meet the minimum purchase requirements for the fund you purchase by exchange
        - Before exchanging into a fund, you should obtain and read its prospectus

        Shares of a particular class may be exchanged only for shares of the same class in the other OppenheimerFunds. For example, you can exchange Class A shares of this Fund only for Class A shares of another fund. At present, not all of the OppenheimerFunds offer the same classes of shares. If a fund has only one class of shares that does not have a class designation, they are "Class A" shares for exchange purposes. Certain OppenheimerFunds offer Class A shares and either Class B or Class C shares, and a list can be obtained by calling the Distributor at 1-800-525-7048. In some cases, sales charges may be imposed on exchange transactions. Please refer to "How to Exchange Shares" in the Statement of Additional Information for more details.

        Exchanges may be requested in writing or by telephone:

        - Written Exchange Requests. Submit an OppenheimerFunds Exchange Request form, signed by all owners of the account. Send it to the Transfer Agent at the addresses listed in "How to Sell Shares."

        - Telephone Exchange Requests. Telephone exchange requests may be made either by calling a service representative at 1-800-852-8457 or by using PhoneLink for automated exchanges, by calling 1-800-533-3310. Telephone exchanges may be made only between accounts that are registered with the same name(s) and address. Shares held under certificates may not be exchanged by telephone.

        You can find a list of OppenheimerFunds currently available for exchanges in the Statement of Additional Information or by calling a service representative at 1-800-525-7048. Exchanges of shares involve a redemption of the shares of the fund you own and a purchase of shares of the other fund.

        There are certain exchange policies you should be aware of:

        - Shares are normally redeemed from one fund and purchased from the other fund in the exchange transaction on the same regular business day on which the Transfer Agent receives an exchange request by the close of the New York Stock Exchange that day, which is normally 4:00
P.M., but may be earlier on some days. However, either fund may delay the purchase of shares of the fund you are exchanging into if it determines it would be disadvantaged by a same-day transfer of the proceeds to buy shares. For example, the receipt of multiple exchange requests from a dealer in a "market-timing" strategy might require the disposition of securities at a time or price disadvantageous to the Fund.

        - Because excessive trading can hurt fund performance and harm shareholders, the Fund reserves the right to refuse any exchange request that will disadvantage it, or to refuse multiple exchange requests submitted by a shareholder or dealer.

        - The Fund may amend, suspend or terminate the exchange privilege at any time. Although the Fund will attempt to provide you notice whenever it is reasonably able to do so, it may impose these changes at any time.

        - If the Transfer Agent cannot exchange all the shares you request because of a restriction cited above, only the shares eligible for exchange will be exchanged.

        The Distributor has entered into agreements with certain dealers and investment advisers permitting them to exchange their clients' shares by telephone. These privileges are limited under those agreements and the Distributor has the right to reject or suspend those privileges. As a result, those exchanges may be subject to notice requirements, delays and other limitations that do not apply to shareholders who exchange their shares directly by calling or writing to the Transfer Agent.

Shareholder Account Rules and Policies

        - Net Asset Value Per Share is determined for each class of shares as of the close of the New York Stock Exchange, which is normally 4:00 P.M. but may be earlier on some days, on each regular business day by dividing the value of the Fund's net assets attributable to a class by the number of shares of that class that are outstanding. The Fund's Board of Trustees has established procedures to value the Fund's securities to determine net asset value. In general, securities values are based on market value. There are special procedures for valuing illiquid and restricted securities, obligations for which market values cannot be readily obtained, and call options and hedging instruments. These procedures are described more completely in the Statement of Additional Information.

        - The offering of shares may be suspended during any period in which the determination of net asset value is suspended, and the offering may be suspended by the Board of Trustees at any time the Board believes it is in the Fund's best interest to do so.

        - Telephone Transaction Privileges for purchases, redemptions or exchanges may be modified, suspended or terminated by the Fund at any time. If an account has more than one owner, the Fund and the Transfer Agent may rely on the instructions of any one owner. Telephone privileges apply to each owner of the account and the dealer representative of record for the account unless and until the Transfer Agent receives cancellation instructions from an owner of the account.

        - The Transfer Agent will record any telephone calls to verify data concerning transactions and has adopted other procedures to confirm that telephone instructions are genuine, by requiring callers to provide tax identification numbers and other account data or by using PINs, and by confirming such transactions in writing. If the Transfer Agent does not use reasonable procedures it may be liable for losses due to unauthorized transactions, but otherwise neither it nor the Fund will be liable for losses or expenses arising out of telephone instructions reasonably believed to be genuine. If you are unable to reach the Transfer Agent during periods of unusual market activity, you may not be able to complete a telephone transaction and should consider placing your order by mail.

        - Redemption or transfer requests will not be honored until the Transfer Agent receives all required documents in proper form. From time to time, the Transfer Agent in its discretion may waive certain of the requirements for redemptions stated in this Prospectus.

        - Dealers that can perform account transactions for their clients by participating in NETWORKING through the National Securities
Clearing Corporation are responsible for obtaining their clients' permission to perform those transactions and are responsible to their clients who are shareholders of the Fund if the dealer performs any transaction erroneously.

        - The redemption price for shares will vary from day to day because the value of the securities in the Fund's portfolio fluctuates, and the redemption price, which is the net asset value per share, will normally be different for Class A and Class C shares. Therefore, the redemption value of your shares may be more or less than their original cost.

        - Payment for redeemed shares is made ordinarily in cash and forwarded by check or through AccountLink (as elected by the shareholder under the redemption procedures described above) within 7 days after the Transfer Agent receives redemption instructions in proper form, except under unusual circumstances determined by the Securities and Exchange Commission delaying or suspending such payments. Effective June 7, 1995, for accounts registered in the name of a broker-dealer, payment will be forwarded within 3 business days. The Transfer Agent may delay forwarding a check or processing a payment via AccountLink for recently purchased shares, but only until the purchase payment has cleared. That delay may be as much as 10 days from the date the shares were purchased. That delay may be avoided if you purchase shares by certified check or arrange with your bank to provide telephone or written assurance to the Transfer Agent that your purchase payment has cleared.

        - Involuntary redemptions of small accounts may be made by the Fund if the account value has fallen below $200 for reasons other than the fact that the market value of shares has dropped, and in some cases involuntary redemptions may be made to repay the Distributor for losses from the cancellation of share purchase orders.

        - Under unusual circumstances, shares of the fund may be redeemed "in kind", which means that the redemption proceeds will be paid with securities from the Fund's portfolio. Please refer to the Statement of Additional Information for more details.

        - "Backup Withholding" of Federal income tax may be applied at the rate of 31% from dividends, distributions and redemption proceeds (including exchanges) if you fail to furnish the Fund a certified Social Security or taxpayer identification number when you sign your application, or if you violate Internal Revenue Service regulations on tax reporting of dividends.

        - The Fund does not charge a redemption fee, but if your dealer or broker handles your redemption, they may charge a fee. That fee can be avoided by redeeming your Fund shares directly through the Transfer Agent. Under the circumstances described in "How To Buy Shares," you may be subject to a contingent deferred sales charges when redeeming certain Class A and Class C shares.

        - To avoid sending duplicate copies of materials to households, the Fund will mail only one copy of each annual and semi-annual report and updated prospectus to shareholders having the same last name and address on the Fund's records. However, each shareholder may call the Transfer Agent at 1-800-525-7048 to ask that copies of those materials be sent personally to that shareholder.


Dividends, Capital Gains and Taxes

Dividends. The Fund declares dividends separately for Class A and Class C shares from net investment income on an annual basis and normally pays those dividends to shareholders in December, but the Board of Trustees can change that date. The Board may also cause the Fund to declare dividends after the close of the Fund's fiscal year (which ends December 31st). Because the Fund does not have an objective of seeking current income, the amounts of dividends it pays, if any, will likely be small. Also, dividends paid on Class A shares generally are expected to be higher than for Class C shares because expenses allocable to Class C shares will generally be higher.

Capital Gains. The Fund may make distributions annually in December out of any net short-term or long-term capital gains, and the Fund may make supplemental distributions of dividends and capital gains following the end of its fiscal year. Long-term capital gains will be separately identified in the tax information the Fund sends you after the end of the year. Short-term capital gains are treated as dividends for tax purposes. There can be no assurances that the Fund will pay any capital gains distributions in a particular year.

Distribution Options. When you open your account, specify on your application how you want to receive your distributions. For
OppenheimerFunds retirement accounts, all distributions are reinvested. For other accounts, you have four options:

        - Reinvest All Distributions in the Fund. You can elect to reinvest all dividends and long-term capital gains distributions in additional shares of the Fund.
        - Reinvest Long-Term Capital Gains Only. You can elect to reinvest long-term capital gains in the Fund while receiving dividends by check or sent to your bank account on AccountLink.
        - Receive All Distributions in Cash. You can elect to receive a check for all dividends and long-term capital gains distributions or have them sent to your bank on AccountLink.
        - Reinvest Your Distributions in Another OppenheimerFunds Account. You can reinvest all distributions in another OppenheimerFunds account you have established.

 Taxes. If your account is not a tax-deferred retirement account, you should be aware of the following tax implications of investing in the Fund. Long-term capital gains are taxable as long-term capital gains when distributed to shareholders. It does not matter how long you held your shares. Dividends paid from short-term capital gains and net investment income are taxable as ordinary income. Distributions are subject to federal income tax and may be subject to state or local taxes. Your distributions are taxable when paid, whether you reinvest them in additional shares or take them in cash. Every year the Fund will send you and the IRS a statement showing the amount of each taxable distribution you received in the previous year.

        - "Buying a Dividend": When a fund goes ex-dividend, its share price is reduced by the amount of the distribution. If you buy shares on or just before the ex-dividend date, or just before the Fund declares a capital gains distribution, you will pay the full price for the shares and then receive a portion of the price back as a taxable dividend or capital gain.

        - Taxes on Transactions: Share redemptions, including redemptions for exchanges, are subject to capital gains tax. A capital gain or loss is the difference between the price you paid for the shares and the price you received when you sold them.

        - Returns of Capital: In certain cases distributions made by the Fund may be considered a non-taxable return of capital to shareholders. If that occurs, it will be identified in notices to shareholders. A non-taxable return of capital may reduce your tax basis in your Fund shares.

        This information is only a summary of certain federal tax information about your investment. More information is contained in the Statement of Additional Information, and in addition you should consult with your tax adviser about the effect of an investment in the Fund on your particular tax situation.

APPENDIX TO PROSPECTUS OF
OPPENHEIMER TARGET FUND

        Graphic material included in Prospectus of Oppenheimer Target
Fund: "Comparison of Total Return of Oppenheimer Target Fund with the S&P 500 Index - Change in Value of a $10,000 Hypothetical Investment"

        Linear graphs will be included in the Prospectus of Oppenheimer Target Fund (the "Fund") depicting the initial account value and subsequent account value of a hypothetical $10,000 investment in each class of shares of the Fund. In the case of the Fund's Class A shares, that graph will cover each of the Fund's last ten fiscal years from 12/31/84 through 12/31/94 and in the case of the Fund's Class C shares the graph will cover the period from the inception of the class (December 1, 1993) through 12/31/94. The graphs will compare such values with hypothetical $10,000 investments over the same time periods in the S&P 500 Index. Set forth below are the relevant data points that will appear on the linear graphs. Additional information with respect to the foregoing, including a description of the S&P 500 Index, is set forth in the Prospectus under "Performance of the Fund - Comparing the Fund's Performance to the Market."

   Fiscal Year                         Oppenheimer                S&P 500
   (Period) Ended                      Target Fund A              Index
   12/31/84                            $9,425                     $10,627
   12/31/85                            $12,239                    $13,999
   12/31/86                            $13,252                    $16,613
   12/31/87                            $10,873                    $17,485
   12/31/88                            $14,395                    $20,380
   12/31/89                            $17,030                    $26,826
   12/31/90                            $16,667                    $25,992
   12/31/91                            $23,556                    $33,894
   12/31/92                            $25,974                    $36,473
   12/31/93                            $26,994                    $40,142
   12/31/94                            $27,117                    $40,668

   Fiscal                              Oppenheimer                S&P
   Period Ended                        Target Fund C              500 Index

   11/30/93(1)                         $10,000                    $10,000
   12/31/93                            $10,017                    $10,121
   12/31/94                            $10,066                    $10,254

- ----------------------
(1)  Class C shares of the Fund were first publicly offered on December 1, 1993.

 Oppenheimer Target Fund
Two World Trade Center
New York, New York 10048-0203
1-800-525-7048

Investment Advisor
Oppenheimer Management Corporation
Two World Trade Center
New York, New York 10048-0203

Distributor
Oppenheimer Funds Distributor, Inc.
Two World Trade Center
New York, New York 10048-0203

Transfer Agent
Oppenheimer Shareholder Services
P.O. Box 5270
Denver, Colorado 80217
1-800-525-7048

Custodian of Portfolio Securities
The Bank of New York
One Wall Street
New York, New York 10015

Independent Auditors
KPMG Peat Marwick LLP
707 Seventeenth Street
Denver, Colorado 80202

Legal Counsel
Gordon Altman Butowsky Weitzen
  Shalov & Wein
114 West 47th Street
New York, New York  10036

No dealer, broker, salesperson or any other person has been authorized to give any information or to make any representations other than those contained in this Prospectus or the Statement of Additional Information and, if given or made, such information and representations must not be relied upon as having been authorized by the Fund, Oppenheimer Management Corporation, Oppenheimer Funds Distributor, Inc. or any affiliate thereof. This Prospectus does not constitute an offer to sell or a solicitation of an offer to buy any of the securities offered hereby in any state to any person to whom it is unlawful to make such an offer in such state.

PR0320.001.0595 *Printed on Recycled Paper

Oppenheimer Target Fund

Two World Trade Center, New York, New York 10048-0203
1-800-525-7048

 Statement of Additional Information dated May 1, 1995


         This Statement of Additional Information of Oppenheimer Target Fund is not a Prospectus. This document contains additional information about the Fund and supplements information in the Prospectus dated May 1, 1995.
It should be read together with the Prospectus, which may be obtained by writing to the Fund's Transfer Agent, Oppenheimer Shareholder Services, at P.O. Box 5270, Denver, Colorado 80217 or by calling the Transfer Agent at the toll-free number shown above.

Contents
                                                               Page
About the Fund
Investment Objective and Policies                              2
     Investment Policies and Strategies                        2
     Other Investment Techniques and Strategies                3
     Other Investment Restrictions                            13
How the Fund is Managed                                       15
     Organization and History                                 15
     Trustees and Officers of the Fund                        15
     The Manager and Its Affiliates                           20
Brokerage Policies of the Fund                                21
Performance of the Fund                                       23
Distribution and Service Plans                                26
About Your Account
How To Buy Shares                                             28
How To Sell Shares                                            34
How To Exchange Shares                                        38
Dividends, Capital Gains and Taxes                            39
Additional Information About the Fund                         40
Financial Information About the Fund
Independent Auditors' Report                                  41
Financial Statements                                          42
Appendix A: Industry Classifications                         A-1

ABOUT THE FUND

Investment Objective and Policies

 Investment Policies and Strategies. The investment objective and policies of the Fund are described in the Prospectus. Set forth below is supplemental information about those policies and the types of securities in which the Fund invests, as well as the strategies the Fund may use to try to achieve its objective. Certain capitalized terms used in this Statement of Additional Information have the same meaning as those terms have in the Prospectus.

     In selecting securities for the Fund's portfolio, the Fund's investment advisor, Oppenheimer Management Corporation (referred to as the "Manager"), evaluates the merits of securities primarily through the exercise of its own investment analysis. This may include, among other things, evaluation of the history of the issuer's operations, prospects for the industry of which the issuer is part, the issuer's financial condition, the issuer's pending product developments and developments by competitors, the effect of general market and economic conditions on the issuer's business, and legislative proposals or new laws that might affect the issuer. Current income is not a consideration in the selection of portfolio securities for the Fund, whether for appreciation, defensive or liquidity purposes. The fact that a security has a low yield or does not pay current income will not be an adverse factor in selecting securities to try to achieve the Fund's investment objective of capital appreciation unless the Manager believes that the lack of yield might adversely affect appreciation possibilities.

     The portion of the Fund's assets allocated to securities and methods selected for capital appreciation will depend upon the judgment of the Fund's Manager as to the future movement of the equity securities markets. If the Manager believes that economic conditions favor a rising market, the Fund will emphasize securities and investment methods selected for high capital growth. If the Manager believes that a market decline is likely, defensive securities and investment methods will be emphasized (See "Temporary Defensive Investments," below).

     - Growth-Type Companies. The "growth-type" companies whose securities may be emphasized in the Fund's portfolio include, among others, companies in the natural resources fields or those developing industrial applications for new scientific knowledge having potential for technological innovation, such as nuclear energy, oceanography, business services, business technology and new consumer products.

     The Fund may invest in securities of smaller, less well-known companies (see "Investing in Small, Unseasoned Companies" below), but the Fund may also buy securities of large, well-known companies (which are not generally considered to be "growth-type" companies) when the Manager believes that the amounts of securities of smaller companies available at prices that may be expected to appreciate are insufficient to help the Fund achieve its objective of capital appreciation.

     - Warrants and Rights. Warrants basically are options to purchase equity securities at set prices valid for a specified period of time. The prices of warrants do not necessarily move in a manner parallel to the prices of the underlying securities. The price the Fund pays for a warrant will be lost unless the warrant is exercised prior to its expiration. Rights are similar to warrants, but normally have a short duration and are distributed directly by the issuer to its shareholders. Rights and warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

Other Investment Techniques and Strategies

 - Hedging with Options and Futures Contracts. As described in the Prospectus, the Fund may employ one or more types of Hedging Instruments. Hedging Instruments may be used to attempt to: (i) protect against possible declines in the market value of the Fund's portfolio resulting from downward trends in the securities markets, (ii) protect unrealized gains in the value of the Fund's securities which have appreciated, (iii) facilitate selling securities for investment reasons, (iv) establish a position in the securities markets as a temporary substitute for purchasing particular debt securities, or (v) reduce the risk of adverse currency fluctuations.

     The Fund may use hedging to attempt to protect against declines in the market value of the Fund's portfolio, to permit the Fund to retain unrealized gains in the value of portfolio securities which have appreciated, or to facilitate selling securities for investment reasons.
To do, the Fund may: (i) purchase Futures or (ii) purchase calls on such Futures or securities. Normally, the Fund would then purchase the equity securities and terminate the hedging position. When hedging to protect against declines in the dollar value of a foreign currency-denominated security, the Fund may: (a) purchase puts on that foreign currency or on foreign currency Futures, (b) write calls on that currency or on such Futures, or (c) enter into Forward Contracts at a lower rate than the spot ("cash") rate.

     The Fund's strategy of hedging with Futures and options on Futures will be incidental to the Fund's activities in the underlying cash market. At present, the Fund does not intend to enter into Futures, Forward Contracts and options on Futures if, after any such purchase, the sum of margin deposits on Futures and premiums paid on Futures options exceeds 5% of the value of the Fund's total assets. In the future, the Fund may employ Hedging Instruments and strategies that are not presently contemplated but which may be developed, to the extent such investment methods are consistent with the Fund's investment objective, legally permissible and adequately disclosed. Additional Information about the Hedging
Instruments the Fund may use is provided below

     - Writing Call Options. The Fund may write (that is, sell) call options ("calls"). All calls written by the Fund must be "covered" while the call is outstanding (that means, the Fund must own the securities subject to the call or other securities acceptable for applicable escrow requirements). Calls on Futures (discussed below) must be covered by deliverable securities or by liquid assets segregated to satisfy the Futures contract.

     When the Fund writes a call on an investment it receives a premium and agrees to sell the callable investment to a purchaser of a corresponding call during the call period (usually not more than 9 months) at a fixed exercise price (which may differ from the market price of the underlying investment), regardless of market price changes during the call period.
The Fund has retained the risk of loss should the price of the underlying security decline during the call period, which may be offset to some extent by the premium.

     To terminate its obligation on a call it has written, the Fund may purchase a corresponding call in a "closing purchase transaction." A profit or loss will be realized, depending upon whether the net of the amount of the option transaction costs and the premium received on the call the Fund has written is more or less than the price of the call the Fund has subsequently purchased. A profit may also be realized if the call lapses unexercised, because the Fund retains the underlying investment and the premium received. Those profits are considered short-term capital gains for Federal income tax purposes, and when distributed by the Fund are taxable as ordinary income. If the Fund could not effect a closing purchase transaction due to lack of a market, it would have to hold the callable investments until the call lapsed or was exercised.

     The Fund may also write calls on Futures without owning a futures contract or deliverable securities, provided that at the time the call is written, the Fund covers the call by segregating in escrow an equivalent dollar amount of deliverable securities or liquid assets. The Fund will segregate additional liquid assets if the value of the escrowed assets drops below 100% of the current value of the Future. In no circumstances would an exercise notice require the Fund to deliver a futures contract; it would simply put the Fund in a short futures position, which is permitted by the Fund's hedging policies.

     - Purchasing Calls and Puts. The Fund may purchase calls to protect against the possibility that the Fund's portfolio will not fully participate in an anticipated rise in the securities market. When the Fund purchases a call (other than in a closing purchase transaction), it pays a premium and, except as to calls on stock indices, has the right to buy the underlying investment from a seller of a corresponding call on the same investment during the call period at a fixed exercise price. When the Fund purchases a call on an index, it pays a premium, but settlement is in cash rather than by delivery of the underlying investment to the Fund. In purchasing a call, the Fund benefits only if the call is sold at a profit or if, during the call period, the market price of the underlying investment is above the sum of the call price plus the transaction costs and the premium paid and the call is exercised. If the call is not exercised or sold (whether or not at a profit), it will become worthless at its expiration date and the Fund will lose its premium payment and the right to purchase the underlying investment.

     The Fund may purchase put options ("puts") which relate to securities, foreign currencies or Futures. When the Fund purchases a put, it pays a premium and, except as to puts on stock indices, has the right to sell the underlying investment to a seller of a corresponding put on the same investment during the put period at a fixed exercise price. Buying a put on an investment the Fund owns enables the Fund to protect itself during the put period against a decline in the value of the underlying investment below the exercise price by selling the underlying investment at the exercise price to a seller of a corresponding put. If the market price of the underlying investment is equal to or above the exercise price and as a result the put is not exercised or resold, the put will become worthless at its expiration date, and the Fund will lose its premium payment and the right to sell the underlying investment. The put may, however, be sold prior to expiration (whether or not at a profit.)

     Buying a put on an investment it does not own, either a put on an index or a put on a Stock Index Future not held by the Fund, permits the Fund either to resell the put or buy the underlying investment and sell it at the exercise price. The resale price of the put will vary inversely with the price of the underlying investment. If the market price of the underlying investment is above the exercise price and as a result the put is not exercised, the put will become worthless on its expiration date.
In the event of a decline in the stock market, the Fund could exercise or sell the put at a profit to attempt to offset some or all of its loss on its portfolio securities. When the Fund purchases a put on an index, or on a Future not held by it, the put protects the Fund to the extent that the index moves in a similar pattern to the securities held. In the case of a put on an index or Future, settlement is in cash rather than by delivery by the Fund of the underlying investment.

     Puts and calls on broadly-based stock indices or Stock Index Futures are similar to puts and calls on securities or futures contracts except that all settlements are in cash and gain or loss depends on changes in the index in question (and thus on price movements in the stock market generally) rather than on price movements in individual securities or futures contracts. When the Fund buys a call on an index or Future, it pays a premium. During the call period, upon exercise of a call by the Fund, a seller of a corresponding call on the same investment will pay the Fund an amount of cash to settle the call if the closing level of the index or Future upon which the call is based is greater than the exercise price of the call. That cash payment is equal to the difference between the closing price of the index and the exercise price of the call times a specified multiple (the "multiplier") which determines the total dollar value for each point of difference. When the Fund buys a put on an index or Future, it pays a premium and has the right during the put period to require a seller of a corresponding put, upon the Fund's exercise of its put, to deliver to the Fund an amount of cash to settle the put if the closing level of the index or Future upon which the put is based is less than the exercise price of the put. That cash payment is determined by the multiplier, in the same manner as described above as to calls.

     - Stock Index Futures. The Fund may buy and sell Stock Index Futures. No monetary amount is paid or received upon the purchase or sale of a Stock Index Future or a foreign currency exchange contract ("Forward Contract"), discussed below. This is a type of financial future for which the index used as the basis for trading is a broadly-based stock index (including stocks that are not limited to issuers in a particular industry or group of industries). A stock index assigns relative values to the stocks included in the index and fluctuates with the changes in the market value of these stocks. Stock indices cannot be purchased or sold directly. Financial Futures are contracts based on the future value of the basket of securities that comprise the underlying index. The contracts obligate the seller to deliver, and the purchaser to take, cash to settle the futures transaction, or to enter into an offsetting contract. No physical delivery of the securities underlying the index is made on settling futures obligations.

     Upon entering into a Futures transaction, the Fund will be required to deposit an initial margin payment in cash or U.S. Treasury bills with the futures commission merchant (the "futures broker"). The initial margin will be deposited with the Funds's Custodian in an account registered in the futures broker's name; however the futures broker can gain access to that account only under specified conditions. As the future is marked to market (that is, as the value on the Fund's books is changed) to reflect changes in its market value, subsequent margin payments, called variation margin, will be made to or by the futures broker on a daily basis.

     At any time prior to the expiration of the Future, the Fund may elect to close out its position by taking an opposite position at which time a final determination of variation margin is made and additional cash is required to be paid by or released to the Fund. Any loss or gain is then realized for tax purposes. Although Stock Index Futures by their terms call for cash settlement or delivery of cash, in most cases the obligation is fulfilled by entering into an offsetting position. All futures transactions are effected through a clearinghouse associated with the exchange on which to contracts are traded.

       Forward Contracts. The Fund may enter into foreign currency exchange contracts ("Forward Contracts"), which obligate the seller to deliver and the purchaser to take a specific amount of foreign currency at a specific future date for a fixed price. A Forward Contract involves bilateral obligations of one party to purchase, and another party to sell, a specific currency at a future date (which may be any fixed number of days from the date of the contract agreed upon by the parties), at a price set at the time the contract is entered into. These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. The Fund may enter into a Forward Contract in order to "lock in" the U.S. dollar price of a security denominated in a foreign currency which it has purchased or sold but which has not yet settled, or to protect against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and a foreign currency.

There is a risk that use of Forward Contracts may reduce the gain that would otherwise result from a change in the relationship between the U.S. dollar and a foreign currency. To attempt to limit its exposure to loss under Forward Contracts in a particular foreign currency, the Fund limits its use of these contracts to the amount of its net assets denominated in that currency or denominated in a closely-correlated foreign currency. Forward contracts include standardized foreign currency futures contracts which are traded on exchanges and are subject to procedures and regulations applicable to other Futures. The Fund may also enter into a forward contract to sell a foreign currency denominated in a currency other than that in which the underlying security is denominated. This is done in the expectation that there is a greater correlation between the foreign currency of the forward contract and the foreign currency of the underlying investment than between the U.S. dollar and the foreign currency of the underlying investment. This technique is referred to as "cross hedging." The success of cross hedging is dependent on many factors, including the ability of the Manager to correctly identify and monitor the correlation between foreign currencies and the U.S. dollar. To the extent that the correlation is not identical, the Fund may experience losses or gains on both the underlying security and the cross currency hedge.

     The Fund may use Forward Contracts to protect against uncertainty in the level of future exchange rates. The use of Forward Contracts does not eliminate fluctuations in the prices of the underlying securities the Fund owns or intends to acquire, but it does fix a rate of exchange in advance. In addition, although Forward Contracts limit the risk of loss due to a decline in the value of the hedged currencies, at the same time they limit any potential gain that might result should the value of the currencies increase.

     There is no limitation as to the percentage of the Fund's assets that may be committed to foreign currency exchange contracts. The Fund does not enter into such forward contracts or maintain a net exposure in such contracts to the extent that the Fund would be obligated to deliver an amount of foreign currency in excess of the value of the Fund's assets denominated in that currency, or enter into a "cross hedge," unless it is denominated in a currency or currencies that the Manager believes will have price movements that tend to correlate closely with the currency in which the investment being hedged is denominated. See "Tax Aspects of Covered Calls and Hedging Instruments" below for a discussion of the tax treatment of foreign currency exchange contracts.

     The Fund may enter into Forward Contracts with respect to specific transactions. For example, when the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when the Fund anticipates receipt of dividend payments in a foreign currency, the Fund may desire to "lock-in" the U.S. dollar price of the security or the U.S. dollar equivalent of such payment by entering into a Forward Contract, for a fixed amount of U.S. dollars per unit of foreign currency, for the purchase or sale of the amount of foreign currency involved in the underlying transaction ("transaction hedge"). The Fund will thereby be able to protect itself against a possible loss resulting from an adverse change in the relationship between the currency exchange rates during the period between the date on which the security is purchased or sold, or on which the payment is declared, and the date on which such payments are made or received.

     The Fund may also use Forward Contracts to lock in the U.S. dollar value of portfolio positions ("position hedge"). In a position hedge, for example, when the Fund believes that foreign currency may suffer a substantial decline against the U.S. dollar, it may enter into a forward sale contract to sell an amount of that foreign currency approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency, or when the Fund believes that the U.S. dollar may suffer a substantial decline against a foreign currency, it may enter into a forward purchase contract to buy that foreign currency for a fixed dollar amount. In this situation the Fund may, in the alternative, enter into a forward contract to sell a different foreign currency for a fixed U.S. dollar amount where the Fund believes that the U.S. dollar value of the currency to be sold pursuant to the forward contract will fall whenever there is a decline in the U.S. dollar value of the currency in which portfolio securities of the Fund are denominated ("cross hedge").

     The Fund's Custodian will place cash or U.S. Government securities or other liquid high-quality debt securities in a separate account of the Fund having a value equal to the aggregate amount of the Fund's commitments under forward contracts to cover its short positions. If the value of the securities placed in the separate account declines, additional cash or securities will be placed in the account on a daily basis so that the value of the account will equal the amount of the Fund's commitments with respect to such contracts. Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it had not entered into such contracts.

     The precise matching of the Forward Contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of these securities between the date the Forward Contract is entered into and the date it is sold. Accordingly, it may be necessary for the Fund to purchase additional foreign currency on the spot (i.e., cash) market (and bear the expense of such purchase), if the market value of the security is less than the amount of foreign currency the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency the Fund is obligated to deliver. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Forward Contracts involve the risk that anticipated currency movements will not be accurately predicted, causing the Fund to sustain losses on these contracts and transactions costs.

     At or before the maturity of a Forward Contract requiring the Fund to sell a currency, the Fund may either sell a portfolio security and use the sale proceeds to make delivery of the currency or retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract pursuant to which the Fund will obtain, on the same maturity date, the same amount of the currency that it is obligated to deliver. Similarly, the Fund may close out a Forward Contract requiring it to purchase a specified currency by entering into a second contract entitling it to sell the same amount of the same currency on the maturity date of the first contract. The Fund would realize a gain or loss as a result of entering into such an offsetting Forward Contract under either circumstance to the extent the exchange rate or rates between the currencies involved moved between the execution dates of the first contract and offsetting contract.

     The cost to the Fund of engaging in Forward Contracts varies with factors such as the currencies involved, the length of the contract period and the market conditions then prevailing. Because Forward Contracts are usually entered into on a principal basis, no fees or commissions are involved. Because such contracts are not traded on an exchange, the Fund must evaluate the credit and performance risk of each particular counterparty under a Forward Contract.

     Although the Fund values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. The Fund may convert foreign currency from time to time, and investors should be aware of the costs of currency conversion. Foreign exchange dealers do not charge a fee for conversion, but they do seek to realize a profit based on the difference between the prices at which they buy and sell various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

       Additional Information About Hedging Instruments and Their Use. The Fund's Custodian, or a securities depository acting for the Custodian, will act as the Fund's escrow agent, through the facilities of the Options Clearing Corporation ("OCC"), as to the investments on which the Fund has written options traded on exchanges or as to other acceptable escrow securities, so that no margin will be required from the Fund for such transactions. OCC will release the securities on the expiration of the option or upon the Fund's entering into a closing transaction. An option position may be closed out only on a market which provides secondary trading for options of the same series, and there is no assurance that a liquid secondary market will exist for any particular option.

     The Fund's option activities may affect its turnover rate and brokerage commissions. The exercise by the Fund of puts on securities will cause the sale of related investments, increasing portfolio turnover. Although such exercise is within the Fund's control, holding a put might cause the Fund to sell the related investments for reasons which would not exist in the absence of the put. The Fund will pay a brokerage commission each time it buys a put or call, sells a call, or buys or sells an underlying investment in connection with the exercise of a put or call. Such commissions may be higher than those which would apply to direct purchases or sales of such underlying investments. Premiums paid for options are small in relation to the market value of the related investments, and consequently, put and call options offer large amounts of leverage. The leverage offered by trading in options could result in the Fund's net asset value being more sensitive to changes in the value of the underlying investments.

     When the Fund writes an over-the-counter ("OTC") option, it will enter into an arrangement with a primary U.S. Government securities dealer, which would establish a formula price at which the Fund would have the absolute right to repurchase that OTC option. That formula price would generally be based on a multiple of the premium received for the option, plus the amount by which the option is exercisable below the market price of the underlying security (that is, the extent to which the option is "in-the-money"). When the Fund writes an OTC option, it will treat as illiquid (for purposes of the limit on its assets that may be invested in illiquid securities, stated in the Prospectus) the mark-to-market value of any OTC option held by it. The Securities and Exchange Commission ("SEC") is evaluating whether OTC options should be considered liquid securities, and the procedure described above could be affected by the outcome of that evaluation.

     - Regulatory Aspects of Hedging Instruments. The Fund is required to operate within certain guidelines and restrictions with respect to its use of Futures and options on Futures established by the Commodity Futures Trading Commission ("CFTC"). In particular the Fund is exempted from registration with the CFTC as a "commodity pool operator" if the Fund complies with the requirements of Rule 4.5 adopted by the CFTC. The Rule does not limit the percentage of the Fund's assets that may be used for Futures margin and related options premiums for a bona fide hedging position. However, under the Rule the Fund must limit its aggregate initial futures margin and related option premiums to no more than 5% of the Fund's net assets for hedging strategies that are not considered bona fide hedging strategies under the Rule. Under the Rule, the Fund also must use short Futures and Futures options positions solely for "bona fide hedging purposes" within the meaning and intent of the applicable provisions of the Commodity Exchange Act.

     Transactions in options by the Fund are subject to limitations established by each of the option exchanges governing the maximum number of options that may be written or held by a single investor or group of investors acting in concert, regardless of whether the options were written or purchased on the same or different exchanges or are held in one or more accounts or through one or more exchanges or brokers. Thus, the number of options which the Fund may write or hold may be affected by options written or held by other entities, including other investment companies having the same advisor as the Fund, or an advisor that is an affiliate of the Fund's advisor. Position limits also apply to Futures. An exchange may order the liquidation of positions found to be in violation of those limits and may impose certain other sanctions. Due to requirements under the Investment Company Act, when the Fund purchases a Future, the Fund will maintain, in a segregated account or accounts with its custodian bank, cash or readily-marketable, short-term (maturing in one year or less) debt instruments in an amount equal to the market value of the securities underlying such Future, less the margin deposit applicable to it.

     - Tax Aspects of Covered Calls and Hedging Instruments. The Fund intends to qualify as a "regulated investment company" under the Internal Revenue Code (although it reserves the right not to qualify). That qualification enables the Fund to "pass through" its income and realized capital gains to shareholders without having to pay tax on them. This avoids a "double tax" on that income and capital gains, since shareholders normally will be taxed on the dividends and capital gains they receive from the Fund (unless the Fund's shares are held in a retirement account or the shareholder is otherwise exempt from tax). One of the tests for the Fund's qualification as a regulated investment company is that less than 30% of its gross income must be derived from gains realized on the sale of securities held for less than three months. To comply with this 30% cap, the Fund will limit the extent to which it engages in the following activities, but will not be precluded from them: (i) selling investments, including Stock Index Futures, held for less than three months, whether or not they were purchased on the exercise of a call held by the Fund; (ii) purchasing options which expire in less than three months; (iii) effecting closing transactions with respect to calls or puts written or purchased less than three months previously; (iv) exercising puts or calls held by the Fund for less than three months; or (v) writing calls on investments held less than three months.

     Certain foreign currency exchange contracts ("Forward Contracts") in which the Fund may invest are treated as "section 1256 contracts." Gains or losses relating to section 1256 contracts generally are characterized under the Internal Revenue Code as 60% long-term and 40% short-term capital gains or losses. However, foreign currency gains or losses arising from certain section 1256 contracts (including Forward Contracts) generally are treated as ordinary income or loss. In addition, section 1256 contracts held by the Fund at the end of each taxable year are "marked-to market" with the result that unrealized gains or losses are treated as though they were realized. These contracts also may be marked-to-market for purposes of the excise tax applicable to investment company distributions and for other purposes under rules prescribed pursuant to the Internal Revenue Code. An election can be made by the Fund to exempt these transactions from this mark-to-market treatment.

     Certain Forward Contracts entered into by the Fund may result in "straddles" for Federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by the Fund on straddle positions. Generally, a loss sustained on the disposition of a position making up a straddle is allowed only to the extent such loss exceeds any unrecognized gain in the offsetting positions making up the straddle. Disallowed loss is generally allowed at the point where there is no unrecognized gain in the offsetting positions making up the straddle, or the offsetting position is disposed of.

     Under the Internal Revenue Code, gains or losses attributable to fluctuations in exchange rates that occur between the time the Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities generally are treated as ordinary income or ordinary loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of foreign currency forward contracts, gains or losses attributable to fluctuations in the value of a foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss. Currency gains and losses are offset against market gains and losses before determining a net "Section 988" gain or loss under the Internal Revenue Code, which may increase or decrease the amount of the Fund's investment company income available for distribution to its shareholders.

     - Possible Risk Factors in Hedging. In addition to the risks with respect to options discussed in the Prospectus and above, there is a risk in using short hedging by selling Futures to attempt to protect against decline in value of the Fund's portfolio securities (due to an increase in interest rates) that the prices of such Futures will correlate imperfectly with the behavior of the cash (i.e., market value) prices of the Fund's securities. The ordinary spreads between prices in the cash and futures markets are subject to distortions due to differences in the natures of those markets. First, all participants in the futures markets are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close out futures contracts through offsetting transactions which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures markets depend on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures markets could be reduced, thus producing distortion. Third, from the point of view of speculators, the deposit requirements in the futures markets are less onerous than margin requirements in the securities markets. Therefore, increased participation by speculators in the futures markets may cause temporary price distortions.

     If the Fund uses Hedging Instruments to establish a position in the securities markets as a temporary substitute for the purchase of individual securities (long hedging) by buying Futures and/or calls on such Futures or on securities, it is possible that the market may decline; if the Fund then concludes not to invest in such securities at that time because of concerns as to possible further market decline or for other reasons, the Fund will realize a loss on the Hedging Instruments that is not offset by a reduction in the price of the securities purchased.

     - Borrowing for Leverage. From time to time, the Fund may increase its ownership of securities by borrowing from banks on an unsecured basis and investing the borrowed funds, subject to the restrictions stated in the Prospectus. Any such borrowing will be made only from banks, and, pursuant to the requirements of the Investment Company Act of 1940 (the "Investment Company Act"), will only be made to the extent that the value of the Fund's assets, less its liabilities other than borrowings, is equal to at least 300% of all borrowings including the proposed borrowing. If the value of the Fund's assets, when computed in that manner, should fail to meet the 300% asset coverage requirement, the Fund is required within three days to reduce its bank debt to the extent necessary to meet that requirement. To do so, the Fund may have to sell a portion of its investments at a time when independent investment judgment would not dictate such sale. Interest on money borrowed is an expense the Fund would not otherwise incur, so that during periods of substantial borrowings, its expenses may increase more than funds that do not borrow.

     - Foreign Securities. "Foreign securities" include equity and debt securities of companies organized under the laws of countries other than the United States and debt securities of foreign governments that are traded on foreign securities exchanges or in the foreign over-the-counter markets. Securities of foreign issuers that are represented by American Depository Receipts or that are listed on a U.S. securities exchange or traded in the U.S. over-the-counter markets are not considered "foreign securities" for the purpose of the Fund's investment allocations, because they are not subject to many of the special considerations and risks, discussed below, that apply to foreign securities traded and held abroad.

     Investing in foreign securities offer potential benefits not available from investing solely in securities of domestic issuers, including the opportunity to invest in foreign issuers that appear to offer growth potential, or in foreign countries with economic policies or business cycles different from those of the U.S., or to reduce fluctuations in portfolio value by taking advantage of foreign stock markets that do not move in a manner parallel to U.S. markets. If the Fund's portfolio securities are held abroad, the countries in which they may be held and the sub-custodians holding them must be approved by the Fund's Board of Trustees under applicable rules of the Securities and Exchange Commission.

     Investing in foreign securities involves considerations and possible risks not typically associated with investing in securities in the U.S. The values of foreign securities will be affected by changes in currency rates or exchange control regulations or currency blockage, application of foreign tax laws, including withholding taxes, changes in governmental administration or economic or monetary policy (in the U.S. or abroad) or changed circumstances in dealings between nations. There may be a lack of public information about foreign issuers. Foreign countries may not have financial reporting, accounting and auditing standards comparable to those that apply to U.S. issuers. Costs will be incurred in connection with conversions between various currencies. Foreign brokerage commissions are generally higher than commissions in the U.S., and foreign securities markets may be less liquid, more volatile and less subject to governmental regulation than in the U.S. They may have increased delays in setting portfolio transactions. Investments in foreign countries could be affected by other factors not generally thought to be present in the U.S., including expropriation or nationalization, confiscatory taxation and potential difficulties in enforcing contractual obligations, and could be subject to extended settlement periods.

     - Illiquid and Restricted Securities. To enable the Fund to sell restricted securities not registered under the Securities Act of 1933, the Fund may have to cause those securities to be registered. The expenses of registration of restricted securities may be negotiated by the Fund with the issuer at the time such securities are purchased by the Fund, if such registration is required before such securities may be sold publicly. When registration must be arranged because the Fund wishes to sell the security, a considerable period may elapse between the time the decision is made to sell the securities and the time the Fund would be permitted to sell them. The Fund would bear the risks of any downward price fluctuation during that period. The Fund may also acquire, through private placements, securities having contractual restrictions on their resale, which might limit the Fund's ability to dispose of such securities and might lower the amount realizable upon the sale of such securities.

     The Fund has percentage limitations that apply to purchases of restricted securities, as stated in the Prospectus. Those percentage restrictions do not limit purchases of restricted securities that are eligible for sale to qualified institutional purchasers pursuant to Rule 144A under the Securities Act of 1933, provided that those securities have been determined to be liquid by the Board of Trustees of the Fund or by the Manager under Board-approved guidelines. Those guidelines take into account the trading activity for such securities and the availability of reliable pricing information, among other factors. If there is a lack of trading interest in a particular Rule 144A security, the Fund's holding of that security may be deemed to be illiquid.

     - Loans of Portfolio Securities. The Fund may lend its portfolio securities subject to the restrictions stated in the Prospectus. Under applicable regulatory requirements (which are subject to change), the loan collateral on each business day must at least equal the value of the loaned securities and must consist of cash, bank letters of credit or securities of the U.S. Government (or its agencies or instrumentalities). To be acceptable as collateral, letters of credit must obligate a bank to pay amounts demanded by the Fund if the demand meets the terms of the letter. Such terms and the issuing bank must be satisfactory to the Fund. When it lends securities, the Fund receives amounts equal to the dividends or interest on loaned securities and also receives one or more of (a) negotiated loan fees, (b) interest on securities used as collateral, and
(c) interest on short-term debt securities purchased with such loan collateral. Either type of interest may be shared with the borrower. The Fund may also pay reasonable finder's, custodian and administrative fees. The terms of the Fund's loans must meet applicable tests under the Internal Revenue Code and must permit the Fund to reacquire loaned securities on five days' notice or in time to vote on any important matter.

     - Repurchase Agreements. The Fund may acquire securities subject to repurchase agreements for liquidity purposes to meet anticipated redemptions, or pending the investment of the proceeds from sales of Fund shares, or pending the settlement of purchases of portfolio securities.

     In a repurchase transaction, the Fund acquires a security from, and simultaneously resells it to, an approved vendor. An "approved vendor" is a U.S. commercial bank or the U.S. branch of a foreign bank or a broker-dealer which has been designated a primary dealer in government securities, which must meet credit requirements set by the Fund's Board of Trustees from time to time. The resale price exceeds the purchase price by an amount that reflects an agreed-upon interest rate effective for the period during which the repurchase agreement is in effect. The majority of these transactions run from day to day, and delivery pursuant to the resale typically will occur within one to five days of the purchase. Repurchase agreements are considered "loans" under the Investment Company Act, collateralized by the underlying security. The Fund's repurchase agreements require that at all times while the repurchase agreement is in effect, the value of the collateral must equal or exceed the repurchase price to fully collateralize the repayment obligation. Additionally, the Manager will impose creditworthiness requirements to confirm that the vendor is financially sound and will continuously monitor the collateral's value.

     - Short Sales "Against-the-Box". In this type of short sale, while the short position is open, the Fund must own an equal amount of the securities sold short, or by virtue of ownership of other securities have the right, without payment of further consideration, to obtain an equal amount of the securities sold short. Short sales against-the-box may be made to defer, for Federal income tax purposes, recognition of gain or loss on the sale of securities "in-the-box" until the short position is closed out.

     - Temporary Defensive Investments. When the equity markets in general are declining, the Fund may commit an increasing portion of its assets to defensive securities. These may include the types of securities described in the Prospectus. When investing for defensive purposes, the Fund will normally emphasize investment in short-term debt securities (that is, securities maturing in one year or less from the date of purchase), since those types of securities are generally more liquid and usually may be disposed of quickly without significant gains or losses so that the Manager may have liquid assets when it wishes to make investments in securities for appreciation possibilities.

Other Investment Restrictions

     The Fund's most significant investment restrictions are set forth in the Prospectus. There are additional investment restrictions that the Fund must follow that are also fundamental policies. Fundamental policies and the Fund's investment objective cannot be changed without the vote of a "majority" of the Fund's outstanding voting securities. Under the Investment Company Act, such a "majority" vote is defined as the vote of the holders of the lesser of: 67% or more of the shares present or represented by proxy at a shareholder meeting, if the holders of more than 50% of the outstanding shares are present, or more than 50% of the outstanding shares.

     Under these additional restrictions, the Fund cannot:

     (1) Invest in companies for the purpose of acquiring control or management thereof;
     (2) Invest in commodities or commodities contracts other than the hedging instruments permitted by any of its other fundamental policies, whether or not any such hedging instrument is considered to be a commodity or a commodity contract;
     (3) Invest in real estate or in interests in real estate, but the Fund may purchase readily marketable securities of companies holding real estate or interests therein;
     (4) Purchase securities on margin; however, the Fund may make margin deposits in connection with any of the hedging instruments permitted by any of its other fundamental policies;
     (5) Lend money, but the Fund may invest in all or a portion of an issue of bonds, debentures, commercial paper, or other similar corporate obligations of the types that are usually purchased by institutions, whether or not publicly distributed; the Fund may also make loans of portfolio securities, subject to the percentage restrictions set forth in the Prospectus under the caption "Loans of Portfolio Securities";
     (6) Mortgage or pledge any of its assets; however, this does not prohibit the escrow arrangements contemplated by the writing of covered call options or other collateral or margin arrangements in connection with any hedging instruments permitted by any of its other fundamental policies;
     (7) Underwrite securities of other companies, except insofar as the Fund might be deemed to be an underwriter for purposes of the Securities Act of 1933 in the resale of any securities held in its own portfolio;
     (8) Invest in or hold securities of any issuer if those officers and Trustees of the Fund or its adviser owning individually more than .5% of the securities of such issuer together own more than 5% of the securities of such issuer; or
     (9) Invest in interests in oil, gas or mineral exploration or development programs.

     For purposes of tho Fund's policy not to concentrate its investments in any one industry as described in restriction (2) and in "Other
Investment Restrictions: in the Prospectus, the Fund has adopted the industry classifications set forth in Appendix A to this Statement of Additional Information. This is not a fundamental policy.

How the Fund Is Managed

Organization and History. As a Massachusetts business trust, the Fund is not required to hold, and does not plan to hold, regular annual meetings of shareholders. The Fund will hold meetings when required to do so by the Investment Company Act or other applicable law, or when a shareholder meeting is called by the Trustees or upon proper request of the shareholders. Shareholders have the right, upon the declaration in writing or vote of two-thirds of the outstanding shares of the Fund, to remove a Trustee. The Trustees will call a meeting of shareholders to vote on the removal of a Trustee upon the written request of the record holders of 10% of its outstanding shares. In addition, if the Trustees receive a request from at least 10 shareholders (who have been shareholders for at least six months) holding shares of the Fund valued at $25,000 or more or holding at least 1% of the Fund's outstanding shares, whichever is less, stating that they wish to communicate with other shareholders to request a meeting to remove a Trustee, the Trustees will then either make the Fund's shareholder list available to the applicants or mail their communication to all other shareholders at the applicants' expense, or the Trustees may take such other action as set forth under Section 16(c) of the Investment Company Act.

     The Fund's Declaration of Trust contains an express disclaimer of shareholder or Trustee liability for the Fund's obligations, and provides for indemnification and reimbursement of expenses out of its property for any shareholder held personally liable for its obligations. The Declaration of Trust also provides that the Fund shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Fund and satisfy any judgment thereon. Thus, while Massachusetts law permits a shareholder of a business trust (such as the Fund) to be held personally liable as a "partner" under certain circumstances, the risk of a Fund shareholder incurring financial loss on account of shareholder liability is limited to the relatively remote circumstances in which the Fund would be unable to meet its obligations described above. Any person doing business with the Trust, and any shareholder of the Trust, agrees under the Trust's Declaration of Trust to look solely to the assets of the Trust for satisfaction of any claim or demand which may arise out of any dealings with the Trust, and the Trustees shall have no personal liability to any such person, to the extent permitted by law.

 Trustees and Officers of the Fund. The Fund's Trustees and officers and their principal occupations and business affiliations during the past five years are listed below. The address of each Trustee and officer is Two World Trade Center, New York, New York 10048-0203, unless another address is listed below. All of the Trustees are also trustees of Oppenheimer Fund, Oppenheimer Global Fund, Oppenheimer Time Fund, Oppenheimer Growth Fund, Oppenheimer Discovery Fund, Oppenheimer Global Emerging Growth Fund, Oppenheimer Gold & Special Minerals Fund, Oppenheimer Tax-Free Bond Fund, Oppenheimer New York Tax-Exempt Fund, Oppenheimer California Tax-Exempt Fund, Oppenheimer Multi-State Tax-Exempt Trust, Oppenheimer Asset Allocation Fund, Oppenheimer Mortgage Income Fund, Oppenheimer U.S. Government Trust, Oppenheimer Multi-Sector Income Trust and Oppenheimer Multi-Government Trust (the "New York-based OppenheimerFunds"). Messrs. Spiro, Bishop, Bowen, Donohue, Farrar and Zack respectively hold the same offices with the other New York-based OppenheimerFunds as with the Fund. As of April 3, 1995, the Trustees and officers of the Fund as a group owned of record or beneficially less than 1% of the outstanding shares of each class of the Fund. The foregoing does not include shares held of record by an employee benefit plan for employees of the Manager (for which one of the officers listed below, Mr. Donohue, is a Trustee), other than the shares beneficially owned under that plan by the officers of the Fund listed below.

     Leon Levy, Chairman of the Board of Trustees; Age: 69
     General Partner of Odyssey Partners, L.P. (investment partnership) and Chairman of Avatar Holdings, Inc. (real estate development).

     Leo Cherne, Trustee; Age: 82
     122 East 42nd Street, New York, New York 10168
     Chairman Emeritus of the International Rescue Committee (philanthropic organization); formerly Executive Director of The Research Institute of America.

     Robert G. Galli, Trustee*; Age: 61
     Vice Chairman of the Manager and Vice President and Counsel of Oppenheimer Acquisition Corp. ("OAC"), the Manager's parent holding company; formerly he held the following positions: a director of the Manager and Oppenheimer Funds Distributor, Inc. (the "Distributor"), Vice President and a director of HarbourView Asset Management Corporation ("HarbourView") and Centennial Asset Management Corporation ("Centennial"), investment advisory subsidiaries of the Manager, a director of Shareholder Financial Services, Inc. ("SFSI") and Shareholder Services, Inc. ("SSI"), transfer agent subsidiaries of the Manager, an officer of other OppenheimerFunds and Executive Vice President and General Counsel of the Manager and Oppenheimer Funds Distributor, Inc. (the 'Distributor").

     Benjamin Lipstein, Trustee; Age: 72
     591 Breezy Hill Road, Hillsdale, New York 12529
     Professor Emeritus of Marketing, Stern Graduate School of Business Administration, New York University; a director of Sussex Publishers, Inc. (Publishers of Psychology Today on Mother Earth News) and a director of Spy Magazine, L.P.

     Elizabeth B. Moynihan, Trustee; Age: 65
     801 Pennsylvania Avenue, N.W., Washington, DC 20004
     Author and architectural historian; a trustee of the Freer Gallery of Art (Smithsonian Institution), the Institute of Fine Arts (New York University), National Building Museum; a member of the Trustees Council, Preservation League of New York State; a member of the Indo-U.S. Sub-Commission on Education and Culture.

     Kenneth A. Randall, Trustee; Age: 67
     6 Whittaker's Mill, Williamsburg, Virginia 23185
     A director of Dominion Resources, Inc. (electric utility holding company), Dominion Energy, Inc. (electric power and oil & gas producer), Enron-Dominion Cogen Corp. (cogeneration company), Kemper Corporation (insurance and financial services company), Fidelity Life Association (mutual life insurance company); formerly Chairman of the Board of ICL, Inc. (information systems), and President and Chief Executive Officer of The Conference Board, Inc. (international economic and business research).

     ______________________
     * A Trustee who is an "interested person" of the Fund as defined in the Investment Company Act.

     Edward V. Regan, Trustee; Age: 64
     40 Park Avenue, New York, New York 10016
     President of Jerome Levy Economics Institute; a member of the U.S. Competitiveness Policy Council; a director or GranCare, Inc.
     (healthcare provider); formerly New York State Comptroller and a trustee of the New York State and Local Retirement Fund.

     Russell S. Reynolds, Jr., Trustee; Age: 63
     200 Park Avenue, New York, New York 10166
     Founder and Chairman of Russell Reynolds Associates, Inc. (executive recruiting); Chairman of Directors Publication, Inc. (consulting and publishing); a trustee of Mystic Seaport Museum, International House, Greenwich Historical Society and Greenwich Hospital.

     Sidney M. Robbins, Trustee; Age: 83
     50 Overlook Road, Ossining, New York 10562
     Chase Manhattan Professor Emeritus of Financial Institutions, Graduate School of Business, Columbia University; Visiting Professor of Finance, University of Hawaii; a director of The Korea Fund, Inc. and The Malaysia Fund, Inc. (closed-end investment companies); a member of the Board of Advisors, Olympus Private Placement Fund, L.P.; Professor Emeritus of Finance, Adelphi University.

     Donald W. Spiro, President and Trustee*; Age: 69
     Chairman Emeritus and a director of the Manager; formerly Chairman of the Manager and Oppenheimer Funds Distributor, Inc. (the
     "Distributor").

     Pauline Trigere, Trustee; Age: 82
     498 Seventh Avenue, New York, New York 10018
     Chairman and Chief Executive Officer of Trigere, Inc. (design and sale of women's fashions).

     Clayton K. Yeutter, Trustee; Age: 64
     1325 Merrie Ridge Road, McLean, Virginia 22101
     Of Counsel to Hogan & Hartson (a law firm); a director of B.A.T. Industries, Ltd. (tobacco and financial services), Caterpillar, Inc. (machinery), ConAgra, Inc. (food and agricultural products), Farmers Insurance Company (Insurance); FMC Corp. (chemicals and machinery), Lindsay Manufacturing Co. (irrigation equipment), Texas Instruments, Inc. (electronics), and The Virgo Corporation (fertilizer manufacturer); formerly (in descending chronological order) Counsellor to the President (Bush) for Domestic Policy, Chairman of the Republican National Committee, Secretary of the U.S. Department of Agriculture, and U.S. Trade Representative.

     _____________________
     * A Trustee who is an "interested person" of the Fund as defined in the Investment Company Act.

     Andrew J. Donohue, Secretary; Age: 44
     Executive Vice President and General Counsel of the Manager and the Distributor; an officer of other OppenheimerFunds; formerly Senior Vice President and Associate General Counsel of the Manager and the Distributor; Partner in Kraft & McManimon (a law firm), an officer of First Investors Corporation (a broker-dealer) and First Investors Management Company, Inc. (broker-dealer and investment adviser), and a director and an officer of First Investors Family of Funds and First Investors Life Insurance Company.

     Robert Doll, Jr., Vice President and Portfolio Manager; Age: 40 Executive Vice President of the Manager; an officer of other
     OppenheimerFunds.

     George C. Bowen, Treasurer; Age: 58
     3410 South Galena Street, Denver, Colorado 80231
     Senior Vice President and Treasurer of the Manager; Vice President and Treasurer of the Distributor and HarbourView; Senior Vice President, Treasurer, Assistant Secretary and a director of Centennial; Vice President, Treasurer and Secretary of SSI and SFSI; an officer of other OppenheimerFunds.

     Robert G. Zack, Assistant Secretary; Age: 46
     Senior Vice President and Associate General Counsel of the Manager; Assistant Secretary of SSI and SFSI; an officer of other
     OppenheimerFunds.

     Robert Bishop, Assistant Treasurer; Age: 36
     3410 South Galena Street, Denver, Colorado 80231
           Assistant Vice President of the Manager/Mutual Fund Accounting; an officer of other OppenheimerFunds; previously a Fund Controller for the Manager, prior to which he was an Accountant for Yale & Seffinger, P.C., an accounting firm, and previously an Accountant and Commissions Supervisor for Stuart James Company Inc., a broker-dealer.

     Scott Farrar, Assistant Treasurer; Age: 29
     3410 South Galena Street, Denver, Colorado 80231
     Assistant Vice President of the Manager/Mutual Fund Accounting; an officer of other OppenheimerFunds; previously a Fund Controller for the Manager, prior to which he was an International Mutual Fund Supervisor for Brown Brothers Harriman Co., a bank, and previously a Senior Fund Accountant for State Street Bank & Trust Company.

     - Remuneration of Trustees. The officers of the Fund are affiliated with the Manager. They and the Trustees of the Fund who are affiliated with the Manager (Messrs. Galli and Spiro, who is also an officer of the Fund,) receive no salary or fee from the Fund. The Trustees of the Fund (including Mr. Edmund Delaney, a former Trustee who retired in 1994, but excluding Messrs. Galli and Spiro) received the total amounts shown below from the Fund, during its fiscal year ended December 31, 1994, and from all 19 of the New York-based OppenheimerFunds (including the Fund) listed in the first paragraph of this section (and from Oppenheimer Global Environment Fund, a former New York-based OppenheimerFund), for services in the positions shown below.


                                     Aggregate                 Total Compensation
                                     Compensation              From All
Name and                             from                      New York-based
Position                             Fund                      OppenheimerFunds1
Leon Levy                            $17,234                   $141,000.00
  Chairman and Trustee

Leo Cherne                           $ 8,412                   $ 68,800.00
  Audit Committee
  Member and Trustee

Edmund T. Delaney                    $10,536                   $ 86,200.00
  Former Study Committee
  Member and Trustee2

Benjamin Lipstein                    $10,536                   $ 86,200.00
  Study Committee
  Member and Trustee

Elizabeth B. Moynihan                $ 7,408                   $ 60,625.00
  Study Committee
  Member3 and Trustee

Kenneth A. Randall                   $ 9,584                   $ 78,400.00
  Audit Committee
  Member and Trustee

Edward V. Regan                      $ 6,874                   $ 56,275.00
  Audit Committee
  Member and Trustee

Russell S. Reynolds, Jr.             $ 6,372                   $ 52,100.00
  Trustee

Sidney M. Robbins                    $14,931                   $122,100.00
  Study Committee Chairman
  Audit Committee Vice-
  Chairman and Trustee

Pauline Trigere                      $ 6,372                   $ 52,100.00
  Trustee

Clayton K. Yeutter                   $ 6,372                   $ 52,100.00
  Trustee

______________________
1    For the 1994 calendar year.
2    Board and committee positions held during a portion of the period shown.
3    Committee position held during a portion of the period shown.

     The Fund has adopted a retirement plan that provides for payment to a retired Trustee of up to 80% of the average compensation paid during that Trustee's five years of service in which the highest compensation was received. A Trustee must serve in that capacity for any of the New York-based OppenheimerFunds for at least 15 years to be eligible for the maximum payment. Because each Trustee's retirement benefits will depend on the amount of the Trustee's future compensation and length of service, the amount of those benefits cannot be determined at this time, nor can the Fund estimate the number of years of credited service that will be used to determine those benefits. No payments have been made by the Fund under the plan and no benefits were accrued as a part of Fund expenses as of December 31, 1994.

     - Major Shareholders. As of April 3, 1995, no person owned of record or was known by the Fund to own beneficially 5% or more of any class of the Fund's outstanding shares.

The Manager and Its Affiliates. The Manager is wholly-owned by Oppenheimer Acquisition Corp. ("OAC"), a holding company controlled by Massachusetts Mutual Life Insurance Company. OAC is also owned in part by certain of the Manager's directors and officers, some of whom also serve as officers of the Fund, and two of whom (Messrs. Galli and Spiro) serve as Trustees of the Fund.

     The Manager and the Fund have a Code of Ethics. It is designed to detect and prevent improper personal trading by certain employees, including portfolio managers, that would compete with or take advantage of the Fund's portfolio transactions. Compliance with the Code of Ethics is carefully monitored and strictly enforced by the Manager.

     - The Investment Advisory Agreement. The investment advisory agreement between the Manager and the Fund requires the Manager, at its expense, to provide the Fund with adequate office space, facilities and equipment, and to provide and supervise the activities of all administrative and clerical personnel required to provide effective corporate administration for the Fund, including the compilation and maintenance of records with respect to its operations, the preparation and filing of specified reports, and composition of proxy materials and registration statements for continuous public sale of shares of the Fund.

     Expenses not expressly assumed by the Manager under the advisory agreement or by the Distributor under the General Distributors Agreement are paid by the Fund. The advisory agreement lists examples of expenses paid by the Fund. The major categories relate to interest, taxes, brokerage commissions, fees to certain Trustees, legal and audit expenses, custodian and transfer agent expenses, share issuance costs, certain printing and registration costs and non-recurring expenses, including litigation costs. For the Fund's fiscal years ended December 31, 1992, 1993 and 1994, the management fees paid by the Fund to the Manager were $3,006,439, $3,028,433, and $2,475,491 respectively.

     During the fiscal year ended December 31, 1994, the rates under the investment advisory fee changed on assets up to $400 million. Until June 30, 1994, the rates were 0.80% of the first $200 million of aggregate net assets and 0.75% of the next $200 million. Effective July 1, 1994, those rates were reduced to 0.75% of the first $200 million and 0.72% of the next $200 million.

     The advisory agreement contains no provision limiting the Fund's expenses. However, independently of the advisory agreement, the Manager has undertaken that the total expenses of the Fund in any fiscal year (including the management fee but excluding taxes, interest, brokerage commissions, distribution assistance payments and extraordinary expenses such as litigation costs) shall not exceed the most stringent expense limitation imposed under state law applicable to the Fund. Pursuant to the undertaking, the Manager's fee will be reduced at the end of a month so that there will not be any accrued but unpaid liability under this undertaking. Currently, the most stringent state expense limitation is imposed by California, and limits the Fund's expenses (with specified exclusions) to 2.5% of the first $30 million of average annual net assets, 2% of the next $70 million of average annual net assets, and 1.5% of average annual net assets in excess of $100 million. The Manager reserves the right to terminate or amend the undertaking at any time. Any assumption of the Fund's expenses under this limitation would lower the Fund's overall expense ratio and increase its total return during any period in which expenses are limited.

     The advisory agreement provides that in the absence of willful misfeasance, bad faith or gross negligence in the performance of its duties, or reckless disregard for its obligations and duties under the advisory agreement, the Manager is not liable for any loss resulting from a good faith error or omission on its part with respect to any of its duties thereunder. The advisory agreement permits the Manager to act as investment adviser for any other person, firm or corporation and to use the name "Oppenheimer" in connection with other investment companies for which it may act as investment adviser or general distributor. If the Manager shall no longer act as investment adviser to the Fund, the right of the Fund to use the name "Oppenheimer" as part of its name may be withdrawn.

     - The Distributor. Under its General Distributor's Agreement with the Fund, the Distributor acts as the Fund's principal underwriter in the continuous public offering of the Fund's Class A and Class C shares but is not obligated to sell a specific number of shares. Expenses normally attributable to sales, including advertising and the cost of printing and mailing prospectuses, other than those furnished to existing shareholders, are borne by the Distributor. During the Fund's fiscal years ended December 31, 1992, 1993, and 1994, the aggregate sales charges on sales of the Fund's Class A shares were $975,580, $698,109, and $351,806 respectively, of which the Distributor and an affiliated broker-dealer retained in the aggregate $421,079, $298,443 and $141,646 in those respective years. During the Fund's fiscal year ended December 31, 1994, contingent deferred sales charges collected on the Fund's Class C shares totalled $1,185 all of which the Distributor retained. For additional information about distribution of the Fund's shares and the expenses connected with such activities, please refer to "Distribution and Service Plans," below.

     - The Transfer Agent. Oppenheimer Shareholder Services, the Fund's Transfer Agent, is responsible for maintaining the Fund's shareholder registry and shareholder accounting records, and for shareholder servicing and administrative functions.

Brokerage Policies of the Fund

Brokerage Provisions of the Investment Advisory Agreement. One of the duties of the Manager under the advisory agreement is to arrange the portfolio transactions for the Fund. The advisory agreement contains provisions relating to the employment of broker-dealers ("brokers") to effect the Fund's portfolio transactions. In doing so, the Manager is authorized by the advisory agreement to employ broker-dealers, including "affiliated" brokers, as that term is defined in the Investment Company Act, as may, in its best judgment based on all relevant factors, implement the policy of the Fund to obtain, at reasonable expense, the "best execution" (prompt and reliable execution at the most favorable price obtainable) of such transactions. The Manager need not seek competitive commission bidding but is expected to minimize the commissions paid to the extent consistent with the interest and policies of the Fund as established by its Board of Trustees.

     Under the advisory agreement, the Manager is authorized to select brokers that provide brokerage and/or research services for the Fund and/or the other accounts over which the Manager or its affiliates have investment discretion. The commissions paid to such brokers may be higher than another qualified broker would have charged if a good faith determination is made by the Manager and the commission is fair and reasonable in relation to the services provided. Subject to the foregoing considerations, the Manager may also consider sales of shares of the Fund and other investment companies managed by the Manager or its affiliates as a factor in the selection of brokers for the Fund's portfolio transactions.

 Description of Brokerage Practices Followed by the Manager. Subject to the provisions of the advisory agreement, the procedures and rules described above, allocations of brokerage are generally made by the Manager's portfolio traders based upon recommendations from the Manager's portfolio managers. In certain instances portfolio managers may directly place trades and allocate brokerage, also subject to the provisions of the advisory agreement and the procedures and rules described above. In either case, brokerage is allocated under the supervision of the Manager's executive officers. Transactions in securities other than those for which an exchange is the primary market are generally done with principals or market makers. Brokerage commissions are paid primarily for effecting transactions in listed securities and are otherwise paid only if it appears likely that a better price or execution can be obtained. When the Fund engages in an option transaction, ordinarily the same broker will be used for the purchase or sale of the option and any transaction in the securities to which the option relates. When possible, concurrent orders to purchase or sell the same security by more than one of the accounts managed by the Manager or its affiliates are combined. The transactions effected pursuant to such combined orders are averaged as to price and allocated in accordance with the purchase or sale orders actually placed for each account.

     Most purchases of money market instruments and debt obligations are principal transactions at net prices. Instead of using a broker for those transactions, the Fund normally deals directly with the selling or purchasing principal or market maker unless it determines that a better price or execution can be obtained by using a broker. Purchases of these securities from underwriters include a commission or concession paid by the issuer to the underwriter. Purchases from dealers include a spread between the bid and asked prices. The Fund seeks to obtain prompt execution of these orders at the most favorable net price.

     The research services provided by a particular broker may be useful only to one or more of the advisory accounts of the Manager and its affiliates, and investment research received for the commissions of those other accounts may be useful both to the Fund and one or more of such other accounts. Such research, which may be supplied by a third party at the instance of a broker, includes information and analyses on particular companies and industries as well as market or economic trends and portfolio strategy, receipt of market quotations for portfolio evaluations, information systems, computer hardware and similar products and services. If a research service also assists the Manager in a non-research capacity (such as bookkeeping or other administrative functions), then only the percentage or component that provides assistance to the Manager in the investment decision-making process may be paid in commission dollars. The Board of Trustees has permitted the Manager to use concessions on fixed price offerings to obtain research, in the same manner as is permitted for agency transactions.

     The research services provided by brokers broadens the scope and supplement the research activities of the Manager, by making available additional views for consideration and comparisons, and by enabling the Manager to obtain market information for the valuation of securities held in the Fund's portfolio or being considered for purchase. The Board of Trustees, including the "independent" Trustees of the Fund (those Trustees of the Fund who are not "interested persons" as defined in the Investment Company Act, and who have no direct or indirect financial interest in the operation of the advisory agreement or the Distribution Plans described below) annually reviews information furnished by the Manager as to the commissions paid to brokers furnishing such services so that the Board may ascertain whether the amount of such commissions was reasonably related to the value or benefit of such services.

     During the Fund's fiscal years ended December 31, 1992, 1993, and 1994, total brokerage commissions paid by the Fund (not including spreads or concessions on principal transactions on a net trade basis) were $493,589, $319,608 and $564,504, respectively. During the fiscal year ended
December 31, 1994, $295,074 was paid to brokers as commissions in return for research services (including special research, statistical information and execution); the aggregate dollar amount of those transactions was $138,285,540. The transactions giving rise to those commissions were allocated in accordance with the Manager's internal allocation procedures.


Performance of the Fund

 Total Return Information. As described in the Prospectus, from time to time the "average annual total return," "cumulative total return," "average annual total return at net asset value" and "cumulative total return at net asset value" of an investment in a class of shares of the Fund may be advertised. An explanation of how these total returns are calculated for each class and the components of those calculations is set forth below.

     The Fund's advertisements of its performance data must, under applicable rules of the Securities and Exchange Commission, include the average annual total returns for each class of shares of the Fund for the 1, 5, and 10-year periods (or the life of the class, if less) ending as of the most recently-ended calendar quarter prior to the publication of the advertisement. This enables an investor to compare the Fund's performance to the performance of other funds for the same periods. However, a number of factors should be considered before using such information as a basis for comparison with other investments. An investment in the Fund is not insured; its returns and share prices are not guaranteed and normally will fluctuate on a daily basis. When redeemed, an investor's shares may be worth more or less than their original cost. Returns for any given past period are not a prediction or representation by the Fund of future returns. The returns of Class A and Class C shares of the Fund are affected by portfolio quality, the type of investments the Fund holds and its operating expenses allocated to the particular class.

     - Average Annual Total Returns. The "average annual total return" of each class is an average annual compounded rate of return for each year in a specified number of years. It is the rate of return based on the change in value of a hypothetical initial investment of $1,000 ("P" in the formula below) held for a number of years ("n") to achieve an Ending Redeemable Value ("ERV") of that investment, according to the following formula:

( ERV ) 1/n
(-----)     -1 = Average Annual Total Return
(  P  )

     - Cumulative Total Returns. The "cumulative total return" calculation measures the change in value of a hypothetical investment of $1,000 over an entire period of years. Its calculation uses some of the same factors as average annual total return, but it does not average the rate of return on an annual basis. Cumulative total return is determined as follows:

ERV - P
- ------- = Total Return
   P

  In calculating total returns for Class A shares, the current maximum sales charge of 5.75% (as a percentage of the offering price) is deducted from the initial investment ("P") (unless the return is shown at net asset value, as described below). For Class C shares, the 1.0% contingent deferred sales charge is applied to the investment result for the one-year period (or less). Total returns also assume that all dividends and capital gains distributions during the period are reinvested to buy additional shares at net asset value per share, and that the investment is redeemed at the end of the period. The "average annual total returns" on an investment in Class A shares of the Fund for the one, five and ten year periods ended December 31, 1994, were -5.32%, 8.46% and 10.49%, respectively. The "cumulative total return" on Class A shares for the ten year period ended December 31, 1994, was 171.17%. During a portion of the periods for which total returns are shown for Class A shares, the Fund's maximum initial sales charge rate was higher; as a result, performance returns on actual investments during those periods may be lower than the results shown.

     The average annual total returns on Class C shares for the period from December 1, 1993, (the commencement of the offering of the shares) and for the one-year period ending through December 31, 1994 were 0.60% and 1.38%, respectively.

     - Total Returns at Net Asset Value. From time to time the Fund may also quote an average annual total return at net asset value or a cumulative total return at net asset value for Class A or Class C shares. Each is based on the difference in net asset value per share at the beginning and the end of the period for a hypothetical investment in that class of shares (without considering front-end or contingent deferred sales charges) and takes into consideration the reinvestment of dividends and capital gains distributions. The cumulative total return at net asset value of the Fund's Class A shares for the ten-year period ended December 31, 1994 was 187.71%. The average annual total returns at net asset value for the one, five and ten-year periods ended December 31, 1994, for Class
A shares were 0.46%, 9.75% and 11.15%, respectively. The average annual total return at net asset value for Class C shares for the 1-year period ended December 31, 1994, was 0.50% respectively.

     Total return information may be useful to investors in reviewing the performance of the Fund's Class A or Class C shares. However, when comparing total return of an investment in Class A or Class C shares of the Fund with that of other alternatives, investors should understand that as the Fund is an aggressive equity fund seeking capital appreciation, its shares are subject to greater market risks and volatility than shares of funds having other investment objectives and that the Fund is designed for investors who are willing to accept greater risk of loss in the hopes of realizing greater gains.

Other Performance Comparisons. From time to time the Fund may publish the ranking of its Class A or Class C shares by Lipper Analytical Services, Inc. ("Lipper"), a widely-recognized independent service. Lipper monitors the performance of regulated investment companies, including the Fund, and ranks their performance for various periods based on categories relating to investment objectives. The performance of the Fund is ranked against
(i) all other funds (excluding money market funds), (ii) all other capital appreciation funds and (iii) all other capital appreciation funds in a specific size category. The Lipper performance rankings are based on total returns that include the reinvestment of capital gain distributions and income dividends but do not take sales charges or taxes into consideration.

     From time to time, the Fund may include in its advertisements and sales literature performance information about the Fund cited in other newspapers and periodicals, such as The New York Times, which may include performance quotations from other sources, including Lipper.

     From time to time the Fund may publish the ranking of its performance by Morningstar, Inc., an independent mutual fund monitoring service that ranks mutual funds, including the Fund, monthly in broad investment categories (equity, taxable bond, municipal bond and hybrid) based on risk-adjusted investment return. Investment return measures a fund's (or class's) three, five and ten-year average annual total returns (when available) in excess of 90-day U.S. Treasury bill returns after considering sales charges and expenses. Risk reflects fund performance below 90-day U.S. Treasury bill monthly returns. Risk and return are combined to produce star rankings reflecting performance relative to the average fund in a fund's category. Five stars is the "highest" ranking (top 10%), four stars is "above average" (next 22.5%), three stars is "average" (next 35%), two stars is "below average" (next 22.5%) and one star is "lowest" (bottom 10%). Morningstar ranks the Fund in relation to other equity funds. The current ranking is a weighted average of the 3, 5 and 10-year rankings (if available). Rankings are subject to change.

     The total return on an investment in the Fund's Class A or Class C shares may be compared with performance for the same period of either the Dow-Jones Industrial Average ("Dow") or the Standard & Poor's 500 Index ("S&P 500"), both of which are widely recognized indices of U.S. stock market performance. Both indices consist of unmanaged groups of common stocks; the Dow consists of thirty such issues. The performance of both indices includes a factor for the reinvestment of income dividends. Neither index reflects reinvestment of capital gains or takes transaction charges or taxes into consideration as these items are not applicable to indices.

     Investors may also wish to compare the Fund's Class A or Class C return to the returns on fixed income investments available from banks and thrift institutions, such as certificates of deposit, ordinary interest-paying checking and savings accounts, and other forms of fixed or variable time deposits, and various other instruments such as Treasury bills. However, the Fund's returns and share price are not guaranteed by the FDIC or any other agency and will fluctuate daily, while bank depository obligations may be insured by the FDIC and may provide fixed rates of return, and Treasury bills are guaranteed as to principal and interest by the U.S. government.

     From time to time, the Fund's Manager may publish rankings or ratings of the Manager (or Transfer Agent) or the investor services provided by them to shareholders of the OppenheimerFunds, other than performance rankings of the OppenheimerFunds themselves. Those ratings or rankings of shareholder/investor services by third parties may compare the OppenheimerFunds' services to those of other mutual fund families selected by the rating or ranking services and may be based upon the opinions of the rating or ranking service itself, based on its research or judgment, or based upon surveys of investors, brokers, shareholders or others.

Distribution and Service Plans

     The Fund has adopted a Service Plan for Class A shares and a Distribution and Service Plan for Class C shares under Rule 12b-1 of the Investment Company Act pursuant to which the Fund will reimburse the Distributor quarterly for all or a portion of its costs incurred in connection with the distribution and/or servicing of the shares of that class, as described in the Prospectus. Each Plan has been approved by a vote of (i) the Board of Trustees of the Fund, including a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on that Plan, and (ii) the holders of a "majority" (as defined in the Investment Company Act) of the shares of each class. For the Distribution and Service Plan for Class C shares, that vote was cast by the Manager as the sole initial holder of Class C shares of the Fund.

     In addition, under the Plans the Manager and the Distributor, in their sole discretion, from time to time may use their own resources (which, in the case of the Manager, may include profits from the advisory fee it receives from the Fund) to make payments to brokers, dealers or other financial institutions (each is referred to as a "Recipient" under the Plans) for distribution and administrative services they perform. The Distributor and the Manager may, in their sole discretion, increase or decrease the amount of payments they make from their own resources to Recipients.

     Unless terminated as described below, each Plan continues in effect from year to year but only as long as its continuance is specifically approved at least annually by the Fund's Board of Trustees and its Independent Trustees by a vote cast in person at a meeting called for the purpose of voting on such continuance. Either Plan may be terminated at any time by the vote of a majority of the Independent Trustees or by the vote of the holders of a "majority" (as defined in the Investment Company
Act) of the outstanding shares of that class. Neither Plan may be amended to increase materially the amount of payments to be made unless such amendment is approved by shareholders of the class affected by the amendment. All material amendments must be approved by the Independent Trustees.

     While the Plans are in effect, the Treasurer of the Fund shall provide separate written reports to the Fund's Board of Trustees at least quarterly on the amount of all payments made pursuant to each Plan, the purpose for which each payment was made and the identity of each Recipient that received any payment. The report for the Class C Plan shall also include the distribution costs for that quarter, and such costs for previous fiscal periods that have been carried forward, as explained in the Prospectus and below. Those reports, including the allocations on which they are based, will be subject to the review and approval of the Independent Trustees in the exercise of their fiduciary duty. Each Plan further provides that while it is in effect, the selection and nomination of those Trustees of the Fund who are not "interested persons" of the Fund is committed to the discretion of the Independent Trustees. This does not prevent the involvement of others in such selection and nomination if the final decision on selection or nomination is approved by a majority of the Independent Trustees.

     Under the Plans, no payment will be made to any Recipient in any quarter if the aggregate net asset value of all Fund shares held by the Recipient for itself and its customers, did not exceed a minimum amount, if any, that may be determined from time to time by a majority of the Fund's Independent Trustees. Initially, the Board of Trustees has set the fee at the maximum rate and set no minimum amount.

     The Fund's shareholders approved a new Service Plan for Class A shares, effective July 1, 1994. Under the old plan, payments were made to a Recipient only as to Class A shares acquired on or after April 1, 1991. Under the current Plan, payments are based on the value of all Class A shares, whenever acquired.

     For the fiscal year ended December 31, 1994, payments under the Class A Plan totalled $325,662, all of which was paid by the Distributor to Recipients, including $33,166 paid to MML Investor Services, Inc., an affiliate of the Distributor. Payments made under the Class C Plan during that fiscal period totalled $4,642.

     Any unreimbursed expenses incurred by the Distributor with respect to Class A shares for any fiscal year may not be recovered in subsequent years. Payments received by the Distributor under the Plan for Class A shares will not be used to pay any interest expense, carrying charge, or other financial costs, or allocation of overhead by the Distributor. The Class C Plan allows the service fee payment to be paid by the Distributor to Recipients in advance for the first year Class C shares are outstanding, and thereafter on a quarterly basis, as described in the Prospectus. The advance payment is based on the net asset value of the Class C shares sold. An exchange of shares does not entitle the Recipient to an advance service fee payment. In the event Class C shares are redeemed during the first year that the shares are outstanding, the Recipient will be obligated to repay a pro rata portion of the advance payment for those shares to the Distributor.

     Although the Class C Plan permits the Distributor to retain both the asset-based sales charges and the service fee on Class C shares, or to pay Recipients the service fee on a quarterly basis without payment in advance, the Distributor intends to pay the service fee to Recipients in the manner described above. A minimum holding period may be established from time to time under the Class C Plan by the Board. Initially, the Board has set no minimum holding period. All payments under the Class C Plan are subject to the limitations imposed by the Rules of Fair Practice of the National Association of Securities Dealers, Inc. on payments of asset-based sales charges and service fees.

     The Class C Plan allows for the carry-forward of distribution expenses, to be recovered from asset-based sales charges in subsequent fiscal periods, as described in the Prospectus. The asset-based sales charge paid to the Distributor by the Fund under the Class C Plan is intended to allow the Distributor to recoup the cost of sales commissions paid to authorized brokers and dealers at the time of sale, plus financing costs, as described in the Prospectus. Such payments may also be used to pay for the following expenses in connection with the distribution of Class C shares: (i) financing the advance of the service fee payment to Recipients under the Class C Plan, (ii) compensation and expenses of personnel employed by the Distributor to support distribution of Class C shares, and
(iii) costs of sales literature, advertising and prospectuses (other than those furnished to current shareholders) and state "blue sky" registration fees.

ABOUT YOUR ACCOUNT

How To Buy Shares

Alternative Sales Arrangements - Class A and Class C Shares. The availability of two classes of shares permits an investor to choose the method of purchasing shares that is more beneficial to the investor depending on the amount of the purchase, the length of time the investor expects to hold shares and other relevant circumstances. Investors should understand that the purpose and function of the deferred sales charge and asset-based sales charge with respect to Class C shares are the same as those of the initial sales charge with respect to Class A shares. Any salesperson or other person entitled to receive compensation for selling Fund shares may receive different compensation with respect to one class of shares than the other. The Distributor will not accept any order for $1 million or more of Class C shares on behalf of a single investor (not including dealer "street name" or omnibus accounts) because generally it will be more advantageous for that investor to purchase Class A shares of the Fund instead.

     The two classes of shares each represent an interest in the same portfolio investments of the Fund. However, each class has different shareholder privileges and features. The net income attributable to Class C shares and the dividends payable on Class C shares will be reduced by incremental expenses borne solely by that class, including the asset-based sales charge to which Class C shares are subject.

     The methodology for calculating the net asset value, dividends and distributions of the Fund's Class A and Class C shares recognizes two types of expenses. General expenses that do not pertain specifically to either class are allocated pro rata to the shares of each class, based on the percentage of the net assets of such class to the Fund's total assets, and then equally to each outstanding share within a given class. Such general expenses include (i) management fees, (ii) legal, bookkeeping and audit fees, (iii) printing and mailing costs of shareholder reports, Prospectuses, Statements of Additional Information and other materials for current shareholders, (iv) fees to Independent Trustees, (v) custodian expenses, (vi) share issuance costs, (vii) organization and start-up costs, (viii) interest, taxes and brokerage commissions, and (ix) non-recurring expenses, such as litigation costs. Other expenses that are directly attributable to a class are allocated equally to each outstanding share within that class. Such expenses include (i) Distribution Plan fees, (ii) incremental transfer and shareholder servicing agent fees and expenses, (iii) registration fees and (iv) shareholder meeting expenses, to the extent that such expenses pertain to a specific class rather than to the Fund as a whole.

 Determination of Net Asset Values Per Share. The net asset values per share of Class A and Class C shares of the Fund are determined as of the close of business of The New York Stock Exchange on each day that the Exchange is open, by dividing the value of the Fund's net assets attributable to that class by the number of shares of that class outstanding. The Exchange normally closes at 4:00 P.M. New York time, but may close earlier on some days (for example, in case of weather emergencies or days falling before a holiday). The Exchange's most recent annual announcement (which is subject to change) states that it will close on New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. It may also close on other days. The Fund may invest a portion of its assets in foreign securities primarily listed on foreign exchanges which may trade on Saturdays or customary U.S. business holidays on which the Exchange is closed. Because the Fund's price and net asset value will not be calculated on those days, the Fund's net asset values per share may be significantly affected on such days when shareholders may not purchase or redeem shares.

     The Fund's Board of Trustees has established procedures for the valuation of the Fund's securities, generally as follows: (i) equity securities traded on a securities exchange or on NASDAQ for which last sale information is regularly reported are valued at the last reported sale price on their primary exchange or NASDAQ that day (or, in the absence of sales that day, at values based on the last sales prices of the preceding trading day, or closing bid and asked prices); (ii) securities traded on NASDAQ and other unlisted equity securities for which last sale prices are not regularly reported but for which over-the-counter market quotations are readily available are valued at the highest closing bid price at the time of valuation, or, if no closing bid price is reported, on the basis of a closing bid price obtained from a dealer who maintains an active market in that security; (iii) debt securities having a maturity in excess of 60 days are valued at the mean between the bid and asked prices determined by a portfolio pricing service approved by the Board or obtained from active market makers on the basis of reasonable inquiry;
(iv) short-term debt securities having a remaining maturity of 60 days or less are valued at cost, adjusted for amortization of premiums and accretion of discounts; (v) securities (including restricted securities) not having readily-available market quotations are valued at fair value under the Board's procedures; and (vi) securities traded on foreign exchanges are valued at the closing or last sales prices reported on a principal exchange, or, if none, at the mean between closing bid and asked prices and reflect prevailing rates of exchange taken from the closing price on the London foreign exchange market that day.

     Trading in securities on European and Asian exchanges and over-the-counter markets is normally completed before the close of the NYSE.
Events affecting the values of foreign securities traded in stock markets that occur between the time their prices are determined and the close of the NYSE will not be reflected in the Fund's calculation of net asset value unless the Board of Trustees or the Manager, under procedures established by the Board of Trustees, determines that the particular event would materially affect the Fund's net asset value, in which case an adjustment would be made. Foreign currency will be valued as close to the time fixed for the valuation date as is reasonably practicable. The values of securities denominated in foreign currency will be converted to U.S. dollars at the prevailing rates of exchange at the time of valuation.

     Puts, calls and Futures held by the Fund are valued at the last sales price on the principal exchange on which they are traded, or on NASDAQ, as applicable, or, if there are no sales that day, in accordance with (i), above. Forward currency contracts are valued at the closing price on the London foreign exchange market. When the Fund writes an option, an amount equal to the premium received by the Fund is included in the Fund's Statement of Assets and Liabilities as an asset, and an equivalent deferred credit is included in the liability section. The deferred credit is "marked-to-market" to reflect the current market value of the option. In determining the Fund's gain on investments, if a call written by the Fund is exercised, the proceeds are increased by the premium received.
If a call or put written by the Fund expires, the Fund has a gain in the amount of the premium; if the Fund enters into a closing purchase transaction, it will have a gain or loss depending on whether the premium was more or less than the cost of the closing transaction. If the Fund exercises a put it holds, the amount the Fund receives on its sale of the underlying investment is reduced by the amount of premium paid by the Fund.

 AccountLink. When shares are purchased through AccountLink, each purchase must be at least $25.00. Shares will be purchased on the regular business day the Distributor is instructed to initiate the Automated Clearing House transfer to buy the shares. Dividends will begin to accrue on shares purchased by the proceeds of ACH transfers on the business day the Fund receives Federal Funds for such purchase through the ACH system before the close of The New York Stock Exchange. The Exchange normally closes at 4:00 P.M.; but may close earlier on certain days. If Federal Funds are received on a business day after the close of the Exchange, the shares will be purchased and dividends will begin to accrue on the next regular business day. The proceeds of ACH transfers are normally received by the Fund 3 days after the ACH transfer is initiated. The Distributor and the Fund are not responsible for any delays in purchasing shares resulting from delays in ACH transmissions.

Reduced Sales Charges. As discussed in the Prospectus, a reduced sales charge rate may be obtained for Class A shares under Right of Accumulation and Letters of Intent because of the economies of sales efforts and reduction in expenses realized by the Distributor, dealers and brokers making such sales. No sales charge is imposed in certain other circumstances described in the Prospectus because the Distributor incurs little or no selling expenses. The term "immediate family" refers to one's spouse, children, grandchildren, grandparents, parents, parents-in-law, brothers and sisters, sons- and daughters-in-law, a sibling's spouse and a spouse's siblings.

     - The OppenheimerFunds. The OppenheimerFunds are those mutual funds for which the Distributor acts as the distributor or the sub-distributor and include the following:

Oppenheimer Tax-Free Bond Fund
Oppenheimer New York Tax-Exempt Fund
Oppenheimer California Tax-Exempt Fund
Oppenheimer Intermediate Tax-Exempt Bond Fund
Oppenheimer Insured Tax-Exempt Bond Fund
Oppenheimer Main Street California Tax-Exempt Fund
Oppenheimer Florida Tax-Exempt Fund
Oppenheimer Pennsylvania Tax-Exempt Fund
Oppenheimer New Jersey Tax-Exempt Fund Oppenheimer Fund
Oppenheimer Discovery Fund
Oppenheimer Time Fund
Oppenheimer Target Fund
Oppenheimer Growth Fund
Oppenheimer Equity Income Fund
Oppenheimer Value Stock Fund
Oppenheimer Asset Allocation Fund
Oppenheimer Total Return Fund, Inc.
Oppenheimer Main Street Income & Growth Fund
Oppenheimer High Yield Fund
Oppenheimer Champion High Yield Fund
Oppenheimer Investment Grade Bond Fund
Oppenheimer U.S. Government Trust
Oppenheimer Limited-Term Government Fund
Oppenheimer Mortgage Income Fund
Oppenheimer Global Fund
Oppenheimer Global Emerging Growth Fund
Oppenheimer Global Growth & Income Fund
Oppenheimer Gold & Special Minerals Fund
Oppenheimer Strategic Income Fund
Oppenheimer Strategic Investment Grade Bond Fund
Oppenheimer Strategic Short-Term Income Fund
Oppenheimer Strategic Income & Growth Fund
Oppenheimer Strategic Diversified Income Fund

and the following "Money Market Funds":

Oppenheimer Money Market Fund, Inc.
Oppenheimer Cash Reserves
Centennial Money Market Trust
Centennial Tax Exempt Trust
Centennial Government Trust
Centennial New York Tax Exempt Trust
Centennial California Tax Exempt Trust
Centennial America Fund, L.P.
Daily Cash Accumulation Fund, Inc.

     There is an initial sales charge on the purchase of Class A shares of each of the OppenheimerFunds except Money Market Funds (under certain circumstances described herein, redemption proceeds of Money Market Fund shares may be subject to a contingent deferred sales charge).

     - Letters of Intent. A Letter of Intent ("Letter") is the investor's statement of intention to purchase Class A shares of the Fund (and other eligible OppenheimerFunds) sold with a front-end sales charge during the 13-month period from the investor's first purchase pursuant to the Letter
(the "Letter of Intent period"), which may, at the investor's request, include purchases made up to 90 days prior to the date of the Letter. The Letter states the investor's intention to make the aggregate amount of purchases (excluding any purchases made by reinvestment of dividends or distributions or purchases made at net asset value without sales charge), which together with the investor's holdings of such funds (calculated at their respective public offering prices calculated on the date of the Letter) will equal or exceed the amount specified in the Letter. This enables the investor to count the shares to be purchased under the Letter of Intent to obtain the reduced sales charge rate (as set forth in the Prospectus) applicable to purchases of shares in that amount (the
"intended purchase amount"). Each purchase of Class A shares under the Letter will be made at the public offering price (including the sales charge) that applies to a single lump-sum purchase of shares in the amount intended to be purchased under the Letter.

     In submitting a Letter, the investor makes no commitment to purchase shares, but if the investor's purchases of shares within the Letter of Intent period, when added to the value (at offering price) of the investor's holdings of shares on the last day of that period, do not equal or exceed the intended purchase amount, the investor agrees to pay the additional amount of sales charge applicable to such purchases, as set forth in "Terms of Escrow," below (as those terms may be amended from time to time). The investor agrees that shares equal in value to 5% of the intended purchase amount will be held in escrow by the Transfer Agent subject to the Terms of Escrow. Also, the investor agrees to be bound by the terms of the Prospectus, this Statement of Additional Information and the Application used for such Letter of Intent, and if such terms are amended, as they may be from time to time by the Fund, that those amendments will apply automatically to existing Letters of Intent.

     If the total eligible purchases made during the Letter of Intent period do not equal or exceed the intended purchase amount, the commissions previously paid to the dealer of record for the account and the amount of sales charge retained by the Distributor will be adjusted to the rates applicable to actual purchases. If total eligible purchases during the Letter of Intent period exceed the intended purchase amount and exceed the amount needed to qualify for the next sales charge rate reduction set forth in the applicable prospectus, the sales charges paid will be adjusted to the lower rate, but only if and when the dealer returns to the Distributor the excess of the amount of commissions allowed or paid to the dealer over the amount of commissions that apply to the actual amount of purchases. The excess commissions returned to the Distributor will be used to purchase additional shares for the investor's account at the net asset value per share in effect on the date of such purchase, promptly after the Distributor's receipt thereof.

     In determining the total amount of purchases made under a Letter, shares redeemed by the investor prior to the termination of the Letter of Intent period will be deducted. It is the responsibility of the dealer of record and/or the investor to advise the Distributor about the Letter in placing any purchase orders for the investor during the Letter of Intent period. All of such purchases must be made through the Distributor.

     -     Terms of Escrow That Apply to Letters of Intent.

     1. Out of the initial purchase (or subsequent purchases if necessary) made pursuant to a Letter, shares of the Fund equal in value to 5% of the intended purchase amount specified in the Letter shall be held in escrow by the Transfer Agent. For example, if the intended purchase amount is $50,000, the escrow shall be shares valued in the amount of $2,500
(computed at the public offering price adjusted for a $50,000 purchase).
Any dividends and capital gains distributions on the escrowed shares will be credited to the investor's account.

     2. If the intended purchase amount specified under the Letter is completed within the thirteen-month Letter of Intent period, the escrowed shares will be promptly released to the investor.

     3. If, at the end of the thirteen-month Letter of Intent period the total purchases pursuant to the Letter are less than the intended purchase amount specified in the Letter, the investor must remit to the Distributor an amount equal to the difference between the dollar amount of sales charges actually paid and the amount of sales charges which would have been paid if the total amount purchased had been made at a single time. Such sales charge adjustment will apply to any shares redeemed prior to the completion of the Letter. If such difference in sales charges is not paid within twenty days after a request from the Distributor or the dealer, the Distributor will, within sixty days of the expiration of the Letter, redeem the number of escrowed shares necessary to realize such difference in sales charges. Full and fractional shares remaining after such redemption will be released from escrow. If a request is received to redeem escrowed shares prior to the payment of such additional sales charge, the sales charge will be withheld from the redemption proceeds.

     4. By signing the Letter, the investor irrevocably constitutes and appoints the Transfer Agent as attorney-in-fact to surrender for redemption any or all escrowed shares.

     5. The shares eligible for purchase under the Letter (or the holding of which may be counted toward completion of the Letter) include Class A shares sold with a front-end sales charge or subject to a Class A contingent deferred sales charge, and Class A shares acquired in exchange for Class A shares of one of the other OppenheimerFunds that were acquired subject to a Class A initial or contingent sales charge.

     6. Shares held in escrow hereunder will automatically be exchanged for shares of another fund to which an exchange is requested, as described in the section of the Prospectus entitled "Exchange Privilege," and the escrow will be transferred to that other fund.

 Asset Builder Plans. To establish an Asset Builder Plan from a bank account, a check (minimum $25) for the initial purchase must accompany the application. Shares purchased by Asset Builder Plan payments from bank accounts are subject to the redemption restrictions for recent purchases described in "How To Sell Shares," in the Prospectus. Asset Builder Plans also enable shareholders of Oppenheimer Cash Reserves to use those accounts for monthly automatic purchases of shares of up to four other OppenheimerFunds.

     There is a front-end sales charge on the purchase of certain OppenheimerFunds, or a contingent deferred sales charge may apply to shares purchased by Asset Builder payments. An application should be obtained from the Distributor, completed and returned, and a prospectus of the selected fund(s) should be obtained from the Distributor or your financial advisor before initiating Asset Builder payments. The amount of the Asset Builder investment may be changed or the automatic investments may be terminated at any time by writing to the Transfer Agent. A reasonable period (approximately 15 days) is required after the Transfer Agent's receipt of such instructions to implement them. The Fund reserves the right to amend, suspend, or discontinue offering such plans at any time without prior notice.

Cancellation of Purchase Orders. Cancellation of purchase orders for the Fund's shares (for example, when a purchase check is returned to the Fund unpaid) causes a loss to be incurred when the net asset value of the Fund's shares on the cancellation date is less than on the purchase date. That loss is equal to the amount of the decline in the net asset value per share multiplied by the number of shares in the purchase order. The investor is responsible for that loss. If the investor fails to compensate the Fund for the loss, the Distributor will do so. The Fund may reimburse the Distributor for that amount by redeeming shares from any account registered in that investor's name, or the Fund or the Distributor may seek other redress.

How to Sell Shares

     Information on how to sell shares of the Fund is stated in the Prospectus. The information below supplements the terms and conditions for redemptions set forth in the Prospectus.

     - Payments "In Kind". The Prospectus states that payment for shares tendered for redemption is ordinarily made in cash. However, the Board of Trustees of the Fund may determine that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payment of a redemption order wholly or partly in cash. In that case the Fund may pay the redemption proceeds in whole or in part by a distribution "in kind" of securities from the portfolio of the Fund, in lieu of cash, in conformity with applicable rules of the Securities and Exchange
Commission. The Fund has elected to be governed by Rule 18f-1 under the Investment Company Act, pursuant to which the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net assets of the Fund during any 90-day period for any one shareholder. If shares are redeemed in kind, the redeeming shareholder might incur brokerage or other costs in selling the securities for cash. The method of valuing securities used to make redemptions in kind will be the same as the method the Fund uses to value it portfolio securities described above under "Determination of Net Asset Values Per Share" and that valuation will be made as of the time the redemption price is determined.

     - Involuntary Redemptions. The Fund's Board of Trustees has the right to cause the involuntary redemption of the shares held in any account if the aggregate net asset value of those shares is less than $200 or such lesser amount as the Board may fix. The Board of Trustees will not cause the involuntary redemption of shares in an account if the aggregate net asset value of the shares has fallen below the stated minimum solely as a result of market fluctuations. Should the Board elect to exercise this right, it may also fix, in accordance with the Investment Company Act, the requirements for any notice to be given to the shareholders in question
(not less than 30 days), or the Board may set requirements for granting permission to the Shareholder to increase the investment, and set other terms and conditions so that the shares would not be involuntarily redeemed.

 Reinvestment Privilege. Within six months of a redemption, a shareholder may reinvest all or part of the redemption proceeds of Class A shares of the Fund. The reinvestment may be made without sales charge only in Class A shares of the Fund or any of the other OppenheimerFunds into which shares of the Fund are exchangeable as described in "How to Exchange Shares," below. The shareholder must ask the Distributor for that privilege at the time of reinvestment. Any capital gain that was realized when the shares were redeemed is taxable, and reinvestment will not alter any capital gains tax payable on that gain. If there has been a capital loss on the redemption, some or all of the loss may not be tax deductible, depending on the timing and amount of the reinvestment. Under the Internal Revenue Code, if the redemption proceeds of Fund shares on which a sales charge was paid are reinvested in shares of the Fund or another of the OppenheimerFunds within 90 days of payment of the sales charge, the shareholder's basis in the shares of the Fund that were redeemed may not include the amount of the sales charge paid. That would reduce the loss or increase the gain recognized from the redemption. However, in that case the sales charge would be added to the basis of the shares acquired by the reinvestment of the redemption proceeds. The Fund may amend, suspend or cease offering this reinvestment privilege at any time as to shares redeemed after the date of such amendment, suspension or cessation.

Transfers of Shares. Shares are not subject to the payment of a contingent deferred sales charge of either class at the time of transfer to the name of another person or entity (whether the transfer occurs by absolute assignment, gift or bequest, not involving, directly or indirectly, a public sale). The transferred shares will remain subject to the contingent deferred sales charge, calculated as if the transferee shareholder had acquired the transferred shares in the same manner and at the same time as the transferring shareholder. If less than all shares held in an account are transferred, and some but not all shares in the account would be subject to a contingent deferred sales charge if redeemed at the time of transfer, the priorities described in the Prospectus under "How to Buy Shares" for the imposition of the Class C contingent deferred sales charge will be followed in determining the order in which shares are transferred.

Distributions From Retirement Plans. Requests for distributions from OppenheimerFunds-sponsored IRAs, 403(b)(7) custodial plans, or pension or profit-sharing plans should be addressed to "Trustee, OppenheimerFunds Retirement Plans," c/o the Transfer Agent at its address listed in "How
To Sell Shares" in the Prospectus or on the back cover of this Statement of Additional Information. The request must: (i) state the reason for the distribution; (ii) state the owner's awareness of tax penalties if the distribution is premature; and (iii) conform to the requirements of the plan and the Fund's other redemption requirements. Participants (other than self-employed persons) in OppenheimerFunds-sponsored pension or profit-sharing plans may not directly request redemption of their accounts. The employer or plan administrator must sign the request. Distributions from pension and profit sharing plans are subject to special requirements under the Internal Revenue Code and certain documents (available from the Transfer Agent) must be completed before the distribution may be made. Distributions from retirement plans are subject to withholding requirements under the Internal Revenue Code, and IRS Form W-4P (available from the Transfer Agent) must be submitted to the Transfer Agent with the distribution request, or the distribution may be delayed. Unless the shareholder has provided the Transfer Agent with a certified tax identification number, the Internal Revenue Code requires that tax be withheld from any distribution even if the shareholder elects not to have tax withheld. The Fund, the Manager, the Distributor, the Trustee and the Transfer Agent assume no responsibility to determine whether a distribution satisfies the conditions of applicable tax laws and will not be responsible for any tax penalties assessed in connection with a distribution.

 Special Arrangements for Repurchase of Shares from Dealers and Brokers. The Distributor is the Fund's agent to repurchase its shares from authorized dealers or brokers. The repurchase price per share will be the net asset value next computed after the Distribution receives the order placed by the dealer or broker, except if the Distributor receives a repurchase from a dealer or broker after the close of The New York Stock Exchange on a regular business day, it will be processed at that day's net asset value if the order was received by the dealer or broker from its customer prior to the time the Exchange closes (normally 4:00 P.M., but it may be earlier on some days), and the order was transmitted to and received by the Distributor prior to its close of business that day (normally 5:00 P.M.). Payment ordinarily will be made within seven days after the Distributor's receipt of the required redemption documents, with signature(s) guaranteed as described in the Prospectus.

Automatic Withdrawal and Exchange Plans. Investors owning shares of the Fund valued at $5,000 or more can authorize the Transfer Agent to redeem shares (minimum $50) automatically on a monthly, quarterly, semi-annual or annual basis under an Automatic Withdrawal Plan. Shares will be redeemed three business days prior to the date requested by the shareholder for receipt of the payment. Automatic withdrawals of up to $1,500 per month may be requested by telephone if payments are to be made by check payable to all shareholders of record and sent to the address of record for the account (and if the address has not been changed within the prior 30 days). Required minimum distributions from OppenheimerFunds-sponsored retirement plans may not be arranged on this basis. Payments are normally made by check, but shareholders having AccountLink privileges (see "How To Buy Shares") may arrange to have Automatic Withdrawal Plan payments transferred to the bank account designated on the OppenheimerFunds New Account Application or signature-guaranteed instructions. The Fund cannot guarantee receipt of a payment on the date requested and reserves the right to amend, suspend or discontinue offering such plans at any time without prior notice. Because of the sales charge assessed on Class A share purchases, shareholders should not make regular additional Class A share purchases while participating in an Automatic Withdrawal Plan. Class C shareholders should not establish withdrawal plans that would require the redemption of shares held less than 12 months, because of the imposition of the Class C contingent deferred sales charge on such withdrawals (except where the Class C contingent deferred sales charge is waived as described in the Prospectus under "Class C Contingent Deferred Sales Charge").

     By requesting an Automatic Withdrawal or Exchange Plan, the shareholder agrees to the terms and conditions applicable to such plans, as stated below and in the provisions of the OppenheimerFunds Application relating to such Plans, as well as the Prospectus. These provisions may be amended from time to time by the Fund and/or the Distributor. When adopted, such amendments will automatically apply to existing Plans.

     - Automatic Exchange Plans. Shareholders can authorize the Transfer Agent (on the OppenheimerFunds Application or signature-guaranteed instructions) to exchange a pre-determined amount of shares of the Fund for shares (of the same class) of other OppenheimerFunds automatically on a monthly, quarterly, semi-annual or annual basis under an Automatic
Exchange Plan. The minimum amount that may be exchanged to each other fund account is $25. Exchanges made under these plans are subject to the restrictions that apply to exchanges as set forth in "How to Exchange
Shares" in the Prospectus and below in this Statement of Additional
Information.

     - Automatic Withdrawal Plans. Fund shares will be redeemed as necessary to meet withdrawal payments. Shares acquired without a sales charge will be redeemed first and shares acquired with reinvested dividends and capital gains distributions will be redeemed next, followed by shares acquired with a sales charge, to the extent necessary to make withdrawal payments. Depending upon the amount withdrawn, the investor's principal may be depleted. Payments made under withdrawal plans should not be considered as a yield or income on your investment.

     The Transfer Agent will administer the investor's Automatic Withdrawal Plan (the "Plan") as agent for the investor (the "Planholder") who executed the Plan authorization and application submitted to the Transfer Agent. The Transfer Agent shall incur no liability to the Planholder for any action taken or omitted by the Transfer Agent in good faith to administer the Plan. Certificates will not be issued for shares of the Fund purchased for and held under the Plan, but the Transfer Agent will credit all such shares to the account of the Planholder on the records of the Fund. Any share certificates held by a Planholder may be surrendered unendorsed to the Transfer Agent with the Plan application so that the shares represented by the certificate may be held under the Plan.

     For accounts subject to Automatic Withdrawal Plans, distributions of capital gains must be reinvested in shares of the Fund, which will be done at net asset value without a sales charge. Dividends on shares held in the account may be paid in cash or reinvested.

     Redemptions of shares needed to make withdrawal payments will be made at the net asset value per share determined on the redemption date.
Checks or AccountLink payments of the proceeds of Plan withdrawals will normally be transmitted three business days prior to the date selected for receipt of the payment (receipt of payment on the date selected cannot be guaranteed), according to the choice specified in writing by the Planholder.

     The amount and the interval of disbursement payments and the address to which checks are to be mailed or AccountLink payments are to be sent may be changed at any time by the Planholder by writing to the Transfer Agent. The Planholder should allow at least two weeks' time in mailing such notification for the requested change to be put in effect. The Planholder may, at any time, instruct the Transfer Agent by written notice (in proper form in accordance with the requirements of the then-current Prospectus of the Fund) to redeem all, or any part of, the shares held under the Plan. In that case, the Transfer Agent will redeem the number of shares requested at the net asset value per share in effect in accordance with the Fund's usual redemption procedures and will mail a check for the proceeds to the Planholder.

     The Plan may be terminated at any time by the Planholder by writing to the Transfer Agent. A Plan may also be terminated at any time by the Transfer Agent upon receiving directions to that effect from the Fund.
The Transfer Agent will also terminate a Plan upon receipt of evidence satisfactory to it of the death or legal incapacity of the Planholder.
Upon termination of a Plan by the Transfer Agent or the Fund, shares that have not been redeemed from the account will be held in uncertificated form in the name of the Planholder, and the account will continue as a dividend-reinvestment, uncertificated account unless and until proper instructions are received from the Planholder or his or her executor or guardian, or other authorized person.

     To use shares held under the Plan as collateral for a debt, the Planholder may request issuance of a portion of the shares in certificated form. Upon written request from the Planholder, the Transfer Agent will determine the number of shares for which a certificate may be issued without causing the withdrawal checks to stop because of exhaustion of uncertificated shares needed to continue payments. However, should such uncertificated shares become exhausted, Plan withdrawals will terminate.

     If the Transfer Agent ceases to act as transfer agent for the Fund, the Planholder will be deemed to have appointed any successor transfer agent to act as agent in administering the Plan.

How To Exchange Shares

     As stated in the Prospectus, shares of a particular class of OppenheimerFunds having more than one class of shares may be exchanged only for shares of the same class of other OppenheimerFunds. Shares of OppenheimerFunds that have a single class without a class designation are deemed "Class A" shares for this purpose, and all OppenheimerFunds offer "Class A" shares (except for Oppenheimer Strategic Diversified Income
Fund), but only the following other OppenheimerFunds offer Class C shares:


                Oppenheimer Fund
                Oppenheimer Global Growth & Income Fund
                Oppenheimer Asset Allocation Fund
                Oppenheimer Champion High Yield Fund
                Oppenheimer U.S. Government Trust
                Oppenheimer Intermediate Tax-Exempt Bond Fund
                Oppenheimer Main Street Income & Growth Fund
                Oppenheimer Cash Reserves (Class C and B shares are available only by exchange)
                Oppenheimer Strategic Diversified Income Fund
                Oppenheimer Limited-Term Government Fund

     Class A shares of OppenheimerFunds may be exchanged at net asset value for shares of any Money Market Fund. Shares of any Money Market Fund purchased without a sales charge may be exchanged for shares of OppenheimerFunds offered with a sales charge upon payment of the sales charge (or, if applicable, may be used to purchase shares of OppenheimerFunds subject to a contingent deferred sales charge).

     Shares of this Fund acquired by reinvestment of dividends or distributions from any other of the OppenheimerFunds or from any unit investment trust for which reinvestment arrangements have been made with the Distributor may be exchanged at net asset value for shares of any of the OppenheimerFunds. No contingent deferred sales charge is imposed on exchanges of shares of either class purchased subject to a contingent deferred sales charge. However, when Class A shares acquired by exchange of Class A shares of other OppenheimerFunds purchased subject to a Class A contingent deferred sales charge are redeemed within 18 months of the end of the calendar month of the initial purchase of the exchanged Class A shares, the Class A contingent deferred sales charge is imposed on the redeemed shares (see "Class A Contingent Deferred Sales Charge" in the Prospectus). The Class C contingent deferred sales charge is imposed on Class C shares acquired by exchange if they are redeemed within 12 months of the initial purchase of the exchanged Class C shares.

     When Class C shares are redeemed to effect an exchange, the priorities described in "How To Buy Shares" in the Prospectus for the imposition of the Class C contingent deferred sales charge will be followed in determining the order in which the shares are exchanged. Shareholders should take into account the effect of any exchange on the applicability and rate of any contingent deferred sales charge that might be imposed in the subsequent redemption of remaining shares. Shareholders owning shares of both classes must specify whether they intend to exchange Class A or Class C shares.

     The Fund reserves the right to reject telephone or written exchange requests submitted in bulk by anyone on behalf of 10 or more accounts. The Fund may accept requests for exchanges of up to 50 accounts per day from representatives of authorized dealers that qualify for this privilege. In connection with any exchange request, the number of shares exchanged may be less than the number requested if the exchange or the number requested would include shares subject to a restriction cited in the Prospectus or this Statement of Additional Information or would include shares covered by a share certificate that is not tendered with the request. In those cases, only the shares available for exchange without restriction will be exchanged.

     When exchanging shares by telephone, a shareholder must either have an existing account in, or obtain and acknowledge receipt of a prospectus of, the fund to which the exchange is to be made. For full or partial exchanges of an account made by telephone, any special account features such as Asset Builder Plans, Automatic Withdrawal Plans and retirement plan contributions will be switched to the new account unless the Transfer Agent is instructed otherwise. If all telephone lines are busy (which might occur, for example, during periods of substantial market fluctuations), shareholders might not be able to request exchanges by telephone and would have to submit written exchange requests.

     Shares to be exchanged are redeemed on the regular business day the Transfer Agent receives an exchange request in proper form (the "Redemption Date"). Normally, shares of the fund to be acquired are purchased on the Redemption Date, but such purchases may be delayed by either fund up to five business days if it determines that it would be disadvantaged by an immediate transfer of the redemption proceeds. The Fund reserves the right, in its discretion, to refuse any exchange request that may disadvantage it (for example, if the receipt of multiple exchange requests from a dealer might require the disposition of portfolio securities at a time or at a price that might be disadvantageous to the
Fund).

     The different OppenheimerFunds available for exchange have different investment objectives, policies and risks, and a shareholder should assure that the Fund selected is appropriate for his or her investment and should be aware of the tax consequences of an exchange. For federal income tax purposes, an exchange transaction is treated as a redemption of shares of one fund and a purchase of shares of another. "Reinvestment Privilege," above, discusses some of the tax consequences of reinvestment of redemption proceeds in such cases. The Fund, the Distributor, and the Transfer Agent are unable to provide investment, tax or legal advice to a shareholder in connection with an exchange request or any other investment transaction.

Dividends, Capital Gains and Taxes

Tax Status of the Fund's Dividends and Distributions. The Federal tax treatment of the Fund's dividends and capital gains distributions is explained in the Prospectus under the caption "Dividends, Capital Gains and Taxes." Special provisions of the Internal Revenue Code govern the eligibility of the Fund's dividends for the dividends-received deduction for corporate shareholders. Long-term capital gains distributions are not eligible for the deduction. In addition, the amount of dividends paid by the Fund which may qualify for the deduction is limited to the aggregate amount of qualifying dividends that the Fund derives from its portfolio investments that the Fund has held for a minimum period, usually 46 days. A corporate shareholder will not be eligible for the deduction on dividends paid on Fund shares held for 45 days or less. To the extent the Fund's dividends are derived from gross income from option premiums, interest income or short-term gains from the sale of securities or dividends from foreign corporations, those dividends will not qualify for the deduction.

     Dividends, distributions and the proceeds of the redemption of Fund shares represented by checks returned to the Transfer Agent by the Postal Service as undeliverable will be invested in shares of Oppenheimer Money Market Fund, Inc., as promptly as possible after the return of such checks to the Transfer Agent, in order to enable the investor to earn a return on otherwise idle funds.

     Under the Internal Revenue Code, by December 31 each year, the Fund must distribute 98% of its taxable investment income earned from January 1 through December 31 of that year and 98% of its capital gains realized in the period from November 1 of the prior year through October 31 of the current year, or else the Fund must pay an excise tax on the amounts not distributed. While it is presently anticipated that the Fund will meet those requirements, the Fund's Board of Trustees and the Manager might determine in a particular year that it would be in the best interest of shareholders for the Fund not to make such distributions at the required levels and to pay the excise tax on the undistributed amounts. That would reduce the amount of income or capital gains available for distribution to shareholders.

Dividend Reinvestment in Another Fund. Shareholders of the Fund may elect to reinvest all dividends and/or capital gains distributions in shares of the same class of any of the other OppenheimerFunds listed in "Reduced Sales Charges," above, at net asset value without sales charge. As of the date of this Statement of Additional Information, not all of the OppenheimerFunds offer Class C shares. To elect this option, a shareholder must notify the Transfer Agent in writing and either have an existing account in the fund selected for reinvestment or must obtain a prospectus for that fund and an application from the Distributor to establish an account. The investment will be made at the net asset value per share in effect at the close of business on the payable date of the dividend or distribution. Dividends and/or distributions from certain of the OppenheimerFunds may be invested in shares of this Fund on the same basis.

Additional Information About the Fund

The Custodian. The Bank of New York is the Custodian of the Fund's assets. The Custodian's responsibilities include safeguarding and controlling the Fund's portfolio securities, collecting income on the portfolio securities and handling the delivery of such securities to and from the Fund. The Manager has represented to the Fund that the banking relationships between the Manager and the Custodian have been and will continue to be unrelated to and unaffected by the relationship between the Fund and the Custodian. It will be the practice of the Fund to deal with the Custodian in a manner uninfluenced by any banking relationship the Custodian may have with the Manager and its affiliates. The Fund's cash balances with the Custodian in excess of $100,000 are not protected by Federal deposit insurance. Those uninsured balances at times may be substantial.

Independent Auditors. The independent auditors of the Fund audit the Fund's financial statements and perform other related audit services. They also act as auditors for certain other funds advised by the Manager and its affiliates.

                                       Appendix A:  Industry Classifications


Aerospace/Defense
Air Transportation
Auto Parts Distribution
Automotive
Bank Holding Companies
Banks
Beverages
Broadcasting
Broker-Dealers
Building Materials
Cable Television
Chemicals
Commercial Finance
Computer Hardware
Computer Software
Conglomerates
Consumer Finance
Containers
Convenience Stores
Department Stores
Diversified Financial
Diversified Media
Drug Stores
Drug Wholesalers
Durable Household Goods
Education
Electric Utilities
Electrical Equipment
Electronics
Energy Services & Producers
Entertainment/Film
Environmental
Food
Gas Transmission
Gas Utilities
Gold
Health Care/Drugs
Health Care/Supplies & Services
Homebuilders/Real Estate
Hotel/Gaming
Industrial Services
Insurance
Leasing & Factoring
Leisure
Manufacturing
Metals/Mining
Nondurable Household Goods
Oil - Integrated
Paper
Publishing/Printing
Railroads
Restaurants
Savings & Loans
Shipping
Special Purpose Financial
Specialty Retailing
Steel
Supermarkets
Telecommunications - Technology
Telephone - Utility
Textile/Apparel
Tobacco
Toys
Trucking



                              Independent Auditors' Report



==========================================================
==========================================================
============
                              The Board of Trustees and Shareholders of Oppenheimer Target Fund:

                              We have audited the accompanying statements of investments and assets and liabilities of Oppenheimer
                              Target Fund as of December 31, 1994, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the ten-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

                                   We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1994, by correspondence with the custodian and brokers; and where confirmations were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

                                   In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Target Fund as of December
                              31, 1994, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the ten-year period then ended, in conformity with generally accepted accounting principles.

                              KPMG Peat Marwick LLP

                              Denver, Colorado
                              January 23, 1995


                              ------------------------------------------------------------------------------------------------------
                               Statement of Investments     December 31, 1994
                              ------------------------------------------------------------------------------------------------------


                                                                                                          Face          Market Value
                                                                                                          Amount        See Note 1
- ------------------------------------------------------------------------------------------------------------------------------------
Repurchase Agreements--21.9%   Repurchase agreement with First Chicago Capital Markets, 6%, dated 12/30/94, to be repurchased at $66,444,267 on 1/3/95, collateralized by U.S. Treasury Nts., 3.875%--8.875%, 5/31/95--8/31/05,
                               with a value of $63,145,634 and U.S. Treasury Bonds, 10.75%--14.25%,
                               2/15/02--8/15/05, with a value of $4,638,710 (Cost $66,400,000)            $66,400,000   $66,400,000

                                                                                                          Shares
==========================================================
==========================================================
===============
Common Stocks--78.2%
- -----------------------------------------------------------------------------------------------------------------------------------
Basic Materials--2.1%
- -----------------------------------------------------------------------------------------------------------------------------------
Chemicals--1.0%               Georgia Gulf Corp.(1)                                                            75,000     2,915,625
- -----------------------------------------------------------------------------------------------------------------------------------
Steel--1.1%                   LTV Corp.(1)                                                                    215,000     3,493,750
- -----------------------------------------------------------------------------------------------------------------------------------
Consumer Cyclicals--10.2%
- -----------------------------------------------------------------------------------------------------------------------------------
Auto Parts: After Market-0.4% Goodyear Tire & Rubber Co.                                                       40,000     1,345,000
- -----------------------------------------------------------------------------------------------------------------------------------
Broadcast Media--0.6%         Multimedia, Inc.(1)                                                              62,500     1,781,250
- -----------------------------------------------------------------------------------------------------------------------------------
Entertainment--0.4%           WMS Industries, Inc.(1)                                                          65,000     1,218,750
- -----------------------------------------------------------------------------------------------------------------------------------
Leisure Time--3.1%            Acclaim Entertainment, Inc.(1)                                                   25,000       359,375
                              -----------------------------------------------------------------------------------------------------
                              Brunswick Corp.                                                                 275,000     5,190,625
                              -----------------------------------------------------------------------------------------------------
                              Harley-Davidson, Inc.                                                            80,000     2,240,000
                              -----------------------------------------------------------------------------------------------------
                              Outboard Marine Corp.                                                            75,000     1,471,875
                                                                                                                       ------------
                                                                                                                          9,261,875

- -----------------------------------------------------------------------------------------------------------------------------------
Restaurants--0.4%             Shoney's, Inc.(1)                                                                95,000     1,211,250
- -----------------------------------------------------------------------------------------------------------------------------------
Retail Stores:                Bradlees, Inc.                                                                   10,000       116,250
                              -----------------------------------------------------------------------------------------------------
Department Stores--0.5%       Dollar General Corp.                                                             50,000     1,500,000
                                                                                                                       ------------
                                                                                                                          1,616,250

- -----------------------------------------------------------------------------------------------------------------------------------
Retail Stores: General        Waban, Inc.(1)                                                                   90,000     1,597,500
                              -----------------------------------------------------------------------------------------------------
Merchandise Chains--1.8%      Wal-Mart Stores, Inc.                                                           185,000     3,931,250
                                                                                                                       ------------
                                                                                                                          5,528,750

- -----------------------------------------------------------------------------------------------------------------------------------
Retail: Specialty--2.0%       Home Depot, Inc. (The)                                                           30,000     1,380,000
                              -----------------------------------------------------------------------------------------------------
                              Intelligent Electronics, Inc.                                                    73,200       585,600
                              -----------------------------------------------------------------------------------------------------
                              Michaels Stores, Inc.(1)                                                         82,900     2,880,775
                              -----------------------------------------------------------------------------------------------------
                              Toys 'R' Us, Inc.(1)                                                             40,000     1,220,000
                                                                                                                       ------------
                                                                                                                          6,066,375

- -----------------------------------------------------------------------------------------------------------------------------------
Retail: Specialty Apparel--0.7%
                              Gap, Inc. (The)                                                                  65,000     1,982,500
- -----------------------------------------------------------------------------------------------------------------------------------
Toys--0.3%                    Mattel, Inc.                                                                     30,000       753,750
- -----------------------------------------------------------------------------------------------------------------------------------
Consumer Non-Cyclicals--19.5%
- -----------------------------------------------------------------------------------------------------------------------------------
Beverages: Soft Drinks--2.3%  Coca-Cola Co. (The)                                                             100,000     5,150,000
                              -----------------------------------------------------------------------------------------------------
                              PepsiCo, Inc.                                                                    50,000     1,812,500
                                                                                                                       ------------
                                                                                                                          6,962,500



                              6  Oppenheimer Target Fund


                              -----------------------------------------------------------------------------------------------------

                              -----------------------------------------------------------------------------------------------------

                                                                                                                       Market Value
                                                                                                               Shares  See Note 1
- -----------------------------------------------------------------------------------------------------------------------------------
Drugs--3.2%                   Merck & Co., Inc.                                                                40,000  $  1,525,000
                              -----------------------------------------------------------------------------------------------------
                              Pfizer, Inc.                                                                     35,000     2,703,750
                              -----------------------------------------------------------------------------------------------------
                              Schering-Plough Corp.                                                            75,000     5,550,000
                                                                                                                       ------------
                                                                                                                          9,778,750

- -----------------------------------------------------------------------------------------------------------------------------------
Food Processing--0.7%         ConAgra, Inc.                                                                    45,000     1,406,250
                              -----------------------------------------------------------------------------------------------------
                              IBP, Inc.                                                                        25,000       756,250
                                                                                                                       ------------
                                                                                                                          2,162,500

- -----------------------------------------------------------------------------------------------------------------------------------
Healthcare: Diversified--4.4% Abbott Laboratories                                                             125,000     4,078,125
                              -----------------------------------------------------------------------------------------------------
                              American Home Products Corp.                                                     37,400     2,346,850
                              -----------------------------------------------------------------------------------------------------
                              Bristol-Myers Squibb Co.                                                         50,000     2,893,750
                              -----------------------------------------------------------------------------------------------------
                              Warner-Lambert Co.                                                               50,000     3,850,000
                                                                                                                       ------------
                                                                                                                         13,168,725

- -----------------------------------------------------------------------------------------------------------------------------------
Healthcare: Miscellaneous--3.7%
                              Amgen, Inc.(1)                                                                   60,000     3,540,000
                              -----------------------------------------------------------------------------------------------------
                              U.S. Healthcare, Inc.                                                           100,000     4,125,000
                              -----------------------------------------------------------------------------------------------------
                              United Healthcare Corp.                                                          80,000     3,610,000
                                                                                                                       ------------
                                                                                                                         11,275,000

- -----------------------------------------------------------------------------------------------------------------------------------
Hospital Management--0.8%     HealthCare COMPARE Corp.(1)                                                      70,000     2,388,750
- -----------------------------------------------------------------------------------------------------------------------------------
Household Products--0.8%      Colgate-Palmolive Co.                                                            40,000     2,535,000
- -----------------------------------------------------------------------------------------------------------------------------------
Medical Products--2.4%        Cordis Corp.(1)                                                                  75,000     4,537,500
                              -----------------------------------------------------------------------------------------------------
                              Medtronic, Inc.                                                                  50,000     2,781,250
                                                                                                                       ------------
                                                                                                                          7,318,750

- -----------------------------------------------------------------------------------------------------------------------------------
Tobacco--1.2%                 Philip Morris Cos., Inc.                                                         15,000       862,500
                              -----------------------------------------------------------------------------------------------------
                              UST, Inc.                                                                        95,000     2,636,250
                                                                                                                       ------------
                                                                                                                          3,498,750

- -----------------------------------------------------------------------------------------------------------------------------------
Industrial--2.9%
- -----------------------------------------------------------------------------------------------------------------------------------
Conglomerates--0.8%           Canadian Pacific Ltd.                                                           150,000     2,250,000
- -----------------------------------------------------------------------------------------------------------------------------------
Electrical Equipment--1.7%    General Electric Co.                                                            100,000     5,100,000
- -----------------------------------------------------------------------------------------------------------------------------------
Manufacturing:                Mark IV Industries, Inc.                                                         20,000       395,000
Diversified Industrials--0.1%
- -----------------------------------------------------------------------------------------------------------------------------------
Railroads--0.3%               Illinois Central Corp.                                                           30,000       922,500
- -----------------------------------------------------------------------------------------------------------------------------------
Financial--23.1%
- -----------------------------------------------------------------------------------------------------------------------------------
Commercial Finance--0.3%      MBNA Corp.                                                                       40,000       935,000



                              7  Oppenheimer Target Fund


                              -----------------------------------------------------------------------------------------------------
                              Statement of Investments (Continued)
                              -----------------------------------------------------------------------------------------------------

                                                                                                                       Market Value
                                                                                                              Shares   See Note 1
- -----------------------------------------------------------------------------------------------------------------------------------
Financial Services:
Miscellaneous--9.9%           Advanta Corp., Cl. A                                                            175,000  $  4,593,750
                              -----------------------------------------------------------------------------------------------------
                              Bear Stearns Cos., Inc. (The)                                                    90,000     1,383,750
                              -----------------------------------------------------------------------------------------------------
                              Countrywide Credit Industries, Inc.                                              20,000       260,000
                              -----------------------------------------------------------------------------------------------------
                              Federal Home Loan Mortgage Corp.                                                 15,000       757,500
                              -----------------------------------------------------------------------------------------------------
                              Federal National Mortgage Assn.                                                  45,000     3,279,375
                              -----------------------------------------------------------------------------------------------------
                              First USA, Inc.                                                                  65,000     2,136,875
                              -----------------------------------------------------------------------------------------------------
                              Green Tree Financial Corp.                                                      190,000     5,771,250
                              -----------------------------------------------------------------------------------------------------
                              PaineWebber Group, Inc.                                                         156,800     2,352,000
                              -----------------------------------------------------------------------------------------------------
                              Student Loan Marketing Assn.                                                     75,000     2,437,500
                              -----------------------------------------------------------------------------------------------------
                              Sunamerica, Inc.                                                                125,100     4,534,875
                              -----------------------------------------------------------------------------------------------------
                              Travelers, Inc.                                                                  75,000     2,437,500
                                                                                                                       ------------
                                                                                                                         29,944,375

- -----------------------------------------------------------------------------------------------------------------------------------
Insurance: Life--2.2%         AFLAC, Inc.                                                                     159,750     5,112,000
                              -----------------------------------------------------------------------------------------------------
                              NWNL Companies, Inc.                                                             60,000     1,740,000
                                                                                                                       ------------
                                                                                                                          6,852,000

- -----------------------------------------------------------------------------------------------------------------------------------
Major Banks: Other--1.5%      Bank of Boston Corp.                                                            175,000     4,528,125
- -----------------------------------------------------------------------------------------------------------------------------------
Major Banks: Regional--8.1%   First Interstate Bancorp                                                         40,000     2,705,000
                              -----------------------------------------------------------------------------------------------------
                              KeyCorp                                                                         100,000     2,500,000
                              -----------------------------------------------------------------------------------------------------
                              Midlantic Corp.                                                                 100,000     2,650,000
                              -----------------------------------------------------------------------------------------------------
                              NationsBank Corp.                                                               100,000     4,512,500
                              -----------------------------------------------------------------------------------------------------
                              Northern Trust Corp.                                                             10,000       350,000
                              -----------------------------------------------------------------------------------------------------
                              Shawmut National Corp.                                                          245,000     4,011,875
                              -----------------------------------------------------------------------------------------------------
                              Signet Banking Corp.                                                            155,000     4,436,875
                              -----------------------------------------------------------------------------------------------------
                              SouthTrust Corp.                                                                157,500     2,835,000
                              -----------------------------------------------------------------------------------------------------
                              SunTrust Banks, Inc.                                                             10,000       477,500
                                                                                                                       ------------
                                                                                                                         24,478,750

- -----------------------------------------------------------------------------------------------------------------------------------
Money Center Banks--0.4%      Chase Manhattan Corp.                                                            33,500     1,151,563
- -----------------------------------------------------------------------------------------------------------------------------------
Savings and Loans/            California Federal Bank(1)                                                      190,000     2,066,250
Holding Cos.--0.7%
- -----------------------------------------------------------------------------------------------------------------------------------
Technology--19.1%
- -----------------------------------------------------------------------------------------------------------------------------------
Computer Software             Automatic Data Processing, Inc.                                                  35,000     2,047,500
                              -----------------------------------------------------------------------------------------------------
And Services--6.9%            BMC Software, Inc.(1)                                                           100,000     5,687,500
                              -----------------------------------------------------------------------------------------------------
                              Computer Associates International, Inc.                                          65,000     3,152,500
                              -----------------------------------------------------------------------------------------------------
                              Computer Sciences Corp.(1)                                                       23,100     1,178,100
                              -----------------------------------------------------------------------------------------------------
                              General Motors Corp., Cl. E                                                      25,000       962,500
                              -----------------------------------------------------------------------------------------------------
                              Microsoft Corp.(1)                                                              100,000     6,112,500
                              -----------------------------------------------------------------------------------------------------
                              Novell, Inc.(1)                                                                  35,000       599,375
                              -----------------------------------------------------------------------------------------------------
                              Sybase, Inc.(1)                                                                  20,000     1,040,000
                                                                                                                       ------------
                                                                                                                         20,779,975



                              8  Oppenheimer Target Fund


                              -----------------------------------------------------------------------------------------------------

                              -----------------------------------------------------------------------------------------------------

                                                                                                                       Market Value
                                                                                                              Shares   See Note 1
- -----------------------------------------------------------------------------------------------------------------------------------
Computer Systems--7.0%        3Com Corp.(1)                                                                   100,000  $  5,156,250
                              -----------------------------------------------------------------------------------------------------
                              American Power Conversion Corp.(1)                                              115,000     1,883,125
                              -----------------------------------------------------------------------------------------------------
                              Cabletron Systems, Inc.(1)                                                       50,000     2,325,000
                              -----------------------------------------------------------------------------------------------------
                              Compaq Computer Corp.(1)                                                         90,000     3,555,000
                              -----------------------------------------------------------------------------------------------------
                              Quantum Corp.(1)                                                                 94,000     1,421,750
                              -----------------------------------------------------------------------------------------------------
                              Seagate Technology(1)                                                            20,000       480,000
                              -----------------------------------------------------------------------------------------------------
                              Western Digital Corp.(1)                                                        375,000     6,281,250
                                                                                                                       ------------
                                                                                                                         21,102,375

- -----------------------------------------------------------------------------------------------------------------------------------
Electronics:                  Linear Technology Corp.                                                          60,000     2,970,000
Instrumentation--1.0%
- -----------------------------------------------------------------------------------------------------------------------------------
Electronics:                  Intel Corp.                                                                     125,000     7,984,375
                              -----------------------------------------------------------------------------------------------------
Semiconductors--2.9%          Novellus Systems, Inc.(1)                                                         7,500       375,000
                              ------------------------------------------------------------------------------------------------------
                              VLSI Technology, Inc.(1)                                                         35,000       420,000
                                                                                                                       ------------
                                                                                                                          8,779,375

- -----------------------------------------------------------------------------------------------------------------------------------
Telecommunications--1.3%      AT&T Corp.                                                                       80,000     4,020,000
- -----------------------------------------------------------------------------------------------------------------------------------
Utilities--1.3%
- -----------------------------------------------------------------------------------------------------------------------------------
Electric Companies--0.7%      Empresa Nacional de Electricidad SA, Sponsored ADR                               50,000
2,025,000
- -----------------------------------------------------------------------------------------------------------------------------------
Telephone--0.6%               Telefonos de Mexico SA, Sponsored ADR                                            50,000     2,050,000
                                                                                                                       ------------
                              Total Common Stocks (Cost $185,188,215)                                                   236,614,138

- -----------------------------------------------------------------------------------------------------------------------------------
Total Investments, at Value (Cost $251,588,215)                                                                 100.1%  303,014,138
- -----------------------------------------------------------------------------------------------------------------------------------
Liabilities in Excess of Other Assets                                                                            (0.1)     (249,914)
                                                                                                           ----------  ------------
Net Assets                                                                                                      100.0% $302,764,224
                                                                                                           ==========
============


                              1. Non-income producing security.
                              See accompanying Notes to Financial Statements.

                              9  Oppenheimer Target Fund


                              -----------------------------------------------------------------------------------------------------
                              Statement of Assets and Liabilities   December 31, 1994
                              -----------------------------------------------------------------------------------------------------

==========================================================
==========================================================
===============
Assets                        Investments, at value (including repurchase agreements of $66,400,000)
                              (cost $251,588,215)--see accompanying statement                                          $303,014,138
                              -----------------------------------------------------------------------------------------------------
                              Cash                                                                                          253,694
                              -----------------------------------------------------------------------------------------------------
                              Receivables:
                              Investments sold                                                                            2,200,708
                              Interest and dividends                                                                        440,133
                              Shares of beneficial interest sold                                                            133,504
                              -----------------------------------------------------------------------------------------------------
                              Other                                                                                         243,911
                                                                                                                       ------------
                              Total assets                                                                              306,286,088

==========================================================
==========================================================
===============
Liabilities                   Payables and other liabilities:
                              Investments purchased                                                                       1,852,737
                              Shares of beneficial interest redeemed                                                        982,557
                              Dividends and distributions                                                                   146,484
                              Distribution and service plan fees--Note 4                                                    130,930
                              Other                                                                                         409,156
                                                                                                                       ------------
                              Total liabilities                                                                           3,521,864

==========================================================
==========================================================
===============
Net Assets                                                                                                             $302,764,224
                                                                                                                       ============

==========================================================
==========================================================
===============
Composition of                Paid-in capital                                                                          $248,122,703
                              -----------------------------------------------------------------------------------------------------
Net Assets                    Undistributed (overdistributed) net investment income                                         (69,749)
                              -----------------------------------------------------------------------------------------------------
                              Accumulated net realized gain (loss) from investment transactions                           3,285,347
                              -----------------------------------------------------------------------------------------------------
                              Net unrealized appreciation (depreciation) on investments--Note 3                          51,425,923
                                                                                                                       ------------
                              Net assets                                                                               $302,764,224
                                                                                                                       ============

==========================================================
==========================================================
===============
Net Asset Value               Class A Shares:
Per Share                     Net  asset  value  and  redemption  price  per  share  (based  on net  assets of
                              $301,698,437 and 13,330,877 shares of beneficial  interest  outstanding)                       $22.63
                              Maximum  offering price per share (net asset value plus sales charge of 5.75% of
                              offering price)                                                                                $24.01

                              -----------------------------------------------------------------------------------------------------
                              Class C Shares:
                              Net asset value,  redemption  price and  offering  price per share (based on net
                              assets of $1,065,787  and 47,375  shares of  beneficial  interest  outstanding)                $22.50


                              See accompanying Notes to Financial Statements.


                              10  Oppenheimer Target Fund


                              -----------------------------------------------------------------------------------------------------
                              Statement of Operations     For the Year Ended December 31, 1994
                              -----------------------------------------------------------------------------------------------------

==========================================================
==========================================================
===============
Investment Income             Interest                                                                                $   1,583,627
                              -----------------------------------------------------------------------------------------------------
                              Dividends                                                                                   4,540,238
                                                                                                                      -------------
                              Total income                                                                                6,123,865

==========================================================
==========================================================
===============
Expenses                      Management fees--Note 4                                                                     2,475,491
                              -----------------------------------------------------------------------------------------------------
                              Distribution and service plan fees:
                              Class A--Note 4                                                                               325,662
                              Class C--Note 4                                                                                 4,640
                              -----------------------------------------------------------------------------------------------------
                              Transfer and shareholder servicing agent fees--Note 4                                         334,992
                              -----------------------------------------------------------------------------------------------------
                              Shareholder reports                                                                           324,811
                              -----------------------------------------------------------------------------------------------------
                              Trustees' fees and expenses                                                                   104,631
                              -----------------------------------------------------------------------------------------------------
                              Custodian fees and expenses                                                                    51,086
                              -----------------------------------------------------------------------------------------------------
                              Legal and auditing fees                                                                        41,829
                              -----------------------------------------------------------------------------------------------------
                              Registration and filing fees:
                              Class A                                                                                           826
                              Class C                                                                                           375
                              -----------------------------------------------------------------------------------------------------
                              Other                                                                                         119,641
                                                                                                                      -------------
                              Total expenses                                                                              3,783,984

==========================================================
==========================================================
===============
Net Investment Income (Loss)                                                                                              2,339,881

==========================================================
==========================================================
===============
Realized and Unrealized       Net realized gain (loss) on investments                                                    38,815,275
Gain (Loss) on Investments    -----------------------------------------------------------------------------------------------------
                              Net change in unrealized appreciation or depreciation on investments                      (40,560,449)
                                                                                                                      -------------
                              Net realized and unrealized gain (loss) on investments                                     (1,745,174)

==========================================================
==========================================================
===============
Net Increase (Decrease) in Net Assets Resulting From Operations                                                       $     594,707
                                                                                                                      =============


                              See accompanying Notes to Financial Statements.


                              11  Oppenheimer Target Fund


                              -----------------------------------------------------------------------------------------------------
                              Statements of Changes in Net Assets
                              -----------------------------------------------------------------------------------------------------

                                                                                                         Year Ended December 31,
                                                                                                         1994          1993
==========================================================
==========================================================
===============
Operations                    Net investment income (loss)                                               $  2,339,881  $  1,811,132
                              -----------------------------------------------------------------------------------------------------
                              Net realized gain (loss) on investments                                      38,815,275     7,582,007
                              -----------------------------------------------------------------------------------------------------
                              Net change in unrealized appreciation or depreciation on investments        (40,560,449)    3,927,425
                                                                                                         ------------  ------------
                              Net increase (decrease) in net assets resulting from operations                 594,707    13,320,564

==========================================================
==========================================================
===============
Dividends and                 Dividends from net investment income:
Distributions to              Class A ($.201 and $.12 per share, respectively)                             (2,361,728)   (1,693,272)
Shareholders                  Class C ($.085 and $.101 per share, respectively)                                (2,907)         (180)
                              -----------------------------------------------------------------------------------------------------
                              Distributions from net realized gain on investments:
                              Class A ($2.982 and $.398 per share, respectively)                          (35,048,552)   (5,616,693)
                              Class C ($2.982 and $.398 per share, respectively)                             (102,047)         (123)

==========================================================
==========================================================
===============
Beneficial Interest           Net increase (decrease) in net assets resulting from
Transactions                  Class A beneficial interest transactions--Note 2                            (30,283,681)  (38,460,852)
                              -----------------------------------------------------------------------------------------------------
                              Net increase (decrease) in net assets resulting from
                              Class C beneficial interest transactions--Note 2                              1,154,378         8,135

==========================================================
==========================================================
===============
Net Assets                    Total increase (decrease)                                                   (66,049,830)  (32,442,421)
                              -----------------------------------------------------------------------------------------------------
                              Beginning of period                                                         368,814,054   401,256,475
                                                                                                         ------------  ------------
                              End of period [including undistributed (overdistributed) net
                              investment income of $(69,749) and $10,407, respectively]                  $302,764,224  $368,814,054
                                                                                                         ============
============


                              See accompanying Notes to Financial Statements.


                              12  Oppenheimer Target Fund


                              --------------------------------------------------------------------------------------------------
                              Financial Highlights
                              --------------------------------------------------------------------------------------------------



                   Class A                                                                                       Class C
                   -------------------------------------------------------------------------------------------   ---------------
                                                                                                                 Year Ended
                   Year Ended December 31,                                                                       December 31,
                   1994      1993     1992     1991(3) 1990      1989     1988     1987       1986(2)   1985(2)  1994(3) 1993(1)
==========================================================
==========================================================
============
Per Share Operating Data:
Net asset
 value, beginning
 of period          $ 25.72  $ 25.25  $ 23.76  $ 17.47 $ 18.26   $ 16.04  $ 12.38  $  20.49   $ 19.30   $ 15.16  $ 25.72 $25.92
- --------------------------------------------------------------------------------------------------------------------------------
Income (loss)
 from investment
 operations:
Net investment
 income (loss)          .20      .13      .16      .27     .39       .59      .27       .17       .11       .41       --   (.01)
Net realized
 and unrealized
 gain (loss)
 on investments        (.11)     .86     2.28     6.87    (.78)     2.34     3.74     (3.68)     1.46      4.05     (.15)   .31
                    -------  -------  -------  ------- -------   -------  -------  --------   -------   -------  ------- ------
Total income
 (loss) from
 investment
 operations             .09      .99     2.44     7.14    (.39)     2.93     4.01     (3.51)     1.57      4.46     (.15)   .30

- --------------------------------------------------------------------------------------------------------------------------------
Dividends and
 distributions to
 shareholders:
Dividends from net
 investment income     (.20)    (.12)    (.17)    (.18)   (.40)     (.62)    (.26)     (.31)     (.38)     (.32)    (.09)  (.10)
Distributions from
 net realized gain
 on investments       (2.98)    (.40)    (.78)    (.67)     --      (.09)    (.09)    (4.29)       --        --    (2.98)  (.40)
                    -------  -------  -------  ------- -------   -------  -------  --------   -------   -------  ------- ------
Total dividends and
 distributions to
 shareholders         (3.18)    (.52)    (.95)    (.85)   (.40)     (.71)    (.35)    (4.60)     (.38)     (.32)   (3.07)  (.50)
- --------------------------------------------------------------------------------------------------------------------------------
Net asset value,
 end of period      $ 22.63  $ 25.72  $ 25.25  $ 23.76 $ 17.47   $ 18.26  $ 16.04  $  12.38   $ 20.49   $ 19.30  $ 22.50 $25.72
                    =======  =======  =======  ======= =======   =======
=======  ========   =======   =======  ======= ======

==========================================================
==========================================================
============
Total Return,
 at Net Asset
 Value(4)               .46%    3.93%   10.27%   41.33%  (2.13)%   18.31%   32.39%   (17.95)%    8.28%    29.85%    (.50)%
2.11%

==========================================================
==========================================================
============
Ratios/Supplemental
 Data:
Net assets,
 end of period
 (in thousands)    $301,698 $368,806 $401,256 $369,351 $52,526   $66,050  $68,031   $60,888  $111,417  $118,244   $1,066
   $8
- --------------------------------------------------------------------------------------------------------------------------------
Average net assets
 (in thousands)    $325,003 $383,875 $362,295 $209,596 $56,208   $70,874  $68,068  $107,475  $128,757  $130,925   $  467
   $6
- --------------------------------------------------------------------------------------------------------------------------------
Number of shares
 outstanding at
 end of period
 (in thousands)      13,331   14,339   15,892   15,546   3,007     3,616    4,242     4,918     5,437     6,127       47     --
- --------------------------------------------------------------------------------------------------------------------------------
Ratios to average
 net assets:
Net investment
 income (loss)          .72%     .47%     .69%    1.25%   2.08%     2.93%    1.64%      .60%      .36%     1.87%    (.02)%
(.07)%(5)
Expenses               1.16%    1.07%    1.09%    1.17%   1.33%     1.27%    1.29%     1.16%     1.16%     1.17%    2.18%
2.18%(5)
- --------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover
 rate(6)               34.7%    22.9%    42.3%    65.6%   51.2%     68.3%   108.4%     95.1      69.9%    118.8%    34.7%
22.9%


                              1. For the period from December 1, 1993 (inception of offering) to December 31, 1993.
                              2. During 1986 and 1985, the Fund had average monthly debt outstanding of $688,172 and $663,262, respectively; the average monthly number of shares outstanding for the years ended December 31, 1986 and 1985 was 5,799,198 and 7,715,542, respectively, and the average monthly debt per share was $.12 and $.09 for 1986 and 1985, respectively. The amount of debt outstanding at December 31, 1985 was
                              $7,000,000.
                              3. Per share amounts calculated based on the weighted average number of shares outstanding during the year.
                              4. Assumes a hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period.
                              Sales charges are not reflected in the total returns.
                              5. Annualized.
                              6. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchase and sales of investment securities (excluding short-term securities) for the year ended December 31, 1994 were $100,706,246 and $210,599,293, respectively.

                              See accompanying Notes to Financial Statements.



                              13 Oppenheimer Target Fund


                              ------------------------------------------------------------------------------------------------------
                              Notes to Financial Statements
                              ------------------------------------------------------------------------------------------------------


==========================================================
==========================================================
============
1. Significant                Oppenheimer Target Fund (the Fund) is registered under the Investment Company Act of 1940, as
   Accounting Policies        amended, as a diversified, open-end management investment company. The Fund's investment advisor is
                              Oppenheimer Management Corporation (the Manager). The Fund offers both Class A and Class C shares.
                              Class A shares are sold with a front-end sales charge. Class C shares may be subject to a contingent deferred sales charge. Both classes of shares have identical rights to earnings, assets and voting privileges, except that each class has its own distribution and/or service plan, expenses directly attributable to a particular class and exclusive voting rights with respect to matters affecting a single class. The following is a summary of significant accounting policies consistently followed by the Fund.

                              ------------------------------------------------------------------------------------------------------
                              Investment Valuation. Portfolio securities are valued at 4:00 p.m. (New York time) on each trading day. Listed and unlisted securities for which such information is regularly reported are valued at the last sale price of the day or, in the absence of sales, at values based on the closing bid or asked price or the last sale price on the prior trading day. Short-term debt securities having a remaining maturity of 60 days or less are valued at cost (or last determined market value) adjusted for amortization to maturity of any premium or discount. Securities for which market quotes are not readily available are valued under procedures established by the Board of Trustees to determine fair value in good faith.

                              ------------------------------------------------------------------------------------------------------
                              Repurchase Agreements. The Fund requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System or to have segregated within the custodian's vault, all securities held as collateral for repurchase agreements. The market value of the underlying securities is required to be at least 102% of the resale price at the time of purchase. If the seller of the agreement defaults and the value of the collateral declines, or if the seller enters an insolvency proceeding, realization of the value of the collateral by the Fund may be delayed or limited.

                              ------------------------------------------------------------------------------------------------------
                              Allocation of Income, Expenses and Gains and Losses. Income, expenses (other than those attributable to a specific class) and gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

                              ------------------------------------------------------------------------------------------------------
                              Federal Income Taxes. The Fund intends to continue to comply with provisions of the Internal Revenue
                              Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by loss carryovers, to shareholders.
                              Therefore, no federal income tax provision is required.

                              ------------------------------------------------------------------------------------------------------
                              Trustees' Fees and Expenses. The Fund has adopted a nonfunded retirement plan for the Fund's independent trustees. Benefits are based on years of service and fees paid to each trustee during the years of service. The accumulated liability for the Fund's projected benefit obligations was $99,350 at December 31, 1994. No payments have been made under the plan.

                              ------------------------------------------------------------------------------------------------------
                              Distributions to Shareholders. Dividends and distributions to shareholders are recorded on the ex-dividend date.

                              ------------------------------------------------------------------------------------------------------
                              Change in Accounting Classification of Distributions to Shareholders. The character of the distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gain (loss) was recorded by the Fund. Effective January 1, 1994, the Fund adopted
                              Statement of Position 93-2: Determination, Disclosure, and Financial Statement Presentation of
                              Income, Capital Gain, and Return of Capital Distributions by Investment Companies. As a result, the
                              Fund changed the classification of distributions to shareholders to better disclose the differences between financial statement amounts and distributions determined in accordance with income tax regulations. Accordingly, subsequent to December 31, 1993, amounts have been reclassified to reflect a decrease in paid-in capital of $115,983, a decrease in undistributed net investment income of
                              $55,402, and an increase in accumulated net realized gain on investments of $171,385.


                              14 Oppenheimer Target Fund

                              ------------------------------------------------------------------------------------------------------

                              ------------------------------------------------------------------------------------------------------


==========================================================
==========================================================
============
1. Significant                Other. Investment transactions are accounted for on the date the investments are purchased or sold
   Accounting Policies        (trade date) and dividend income is recorded on the ex-dividend date. Realized gains and losses on
   (continued)                investments and unrealized appreciation and depreciation are determined on an identified cost basis, which is the same basis used for federal income tax purposes.

==========================================================
==========================================================
============
2. Shares of                  The Fund has authorized an unlimited number of no par value shares of beneficial interest.
   Beneficial Interest        Transactions in shares of beneficial interest were as follows:

                                                                       Year Ended December 31, 1994  Year Ended December 31, 1993(1)
                                                                       ----------------------------  -------------------------------
                                                                       Shares      Amount            Shares       Amount
                              ------------------------------------------------------------------------------------------------------
                              Class A:
                              Sold                                      1,091,689  $  27,823,899       2,339,461  $  58,420,529
                              Dividends and distributions reinvested    1,592,900     35,776,790         264,070      6,749,613
                              Redeemed                                 (3,693,115)   (93,884,370)     (4,156,612)  (103,630,994)
                                                                       ----------  -------------      ----------  -------------
                              Net decrease                             (1,008,526) $ (30,283,681)     (1,553,081) $ (38,460,852)
                                                                       ==========  =============
==========  =============

                              ------------------------------------------------------------------------------------------------------
                              Class C:
                              Sold                                         65,435  $   1,619,304             310  $       8,000
                              Dividends and distributions reinvested        4,518        100,882               5            135
                              Redeemed                                    (22,893)      (565,808)             --             --
                                                                       ----------  -------------      ----------  -------------
                              Net increase                                 47,060  $   1,154,378             315         $8,135
                                                                       ==========  =============
==========  =============

                              1. For the year ended December 31, 1993 for Class A shares and for the period from December 1, 1993
                              (inception of offering) to December 31, 1993 for Class C shares.

==========================================================
==========================================================
============
3. Unrealized Gains and       At December 31, 1994, net unrealized appreciation on investments of $51,425,923 was composed of gross
   Losses on Investments      appreciation of $60,340,978, and gross depreciation of $8,915,055.

==========================================================
==========================================================
============
4. Management Fees            Prior to July 1, 1994, management fees paid to the Manager were in accordance with the investment
   And Other Transactions     advisory agreement with the Fund which provided for an annual fee of .80% on the first $200 million
   With Affiliates            of net assets, .75% on the next $200 million, .69% on the next $200 million, .66% on the next $200 million and .60% on net assets in excess of $800 million. Under the terms of the agreement, the annual fees on the first and second $200 million of net assets decreased to .75% and .72%, respectively, on July 1, 1994. The Manager has agreed to reimburse the Fund if aggregate expenses
                              (with specified exceptions) exceed the most stringent applicable regulatory limit on Fund expenses.

                                   For the year ended December 31, 1994, commissions (sales charges paid by investors) on sales of
                              Class A shares totaled $351,806, of which $141,646 was retained by Oppenheimer Funds Distributor,
                              Inc. (OFDI), a subsidiary of the Manager, as general distributor, and by an affiliated broker/dealer.
                              During the year ended December 31, 1994, OFDI received contingent deferred sales charges of $1,185 upon redemption of Class C shares, as reimbursement for sales commissions advanced by OFDI at the time of sale of such shares.

                                   Oppenheimer Shareholder Services (OSS), a division of the Manager, is the transfer and shareholder servicing agent for the Fund, and for other registered investment companies. OSS's total costs of providing such services are allocated ratably to these companies.

                                   Under separate approved plans, each class may expend up to .25% of its net assets annually to reimburse OFDI for costs incurred in connection with the personal service and maintenance of accounts that hold shares of the Fund (prior to July 1, 1994, reimbursements were made with respect to shares sold subsequent to March 31, 1991 for Class A), including amounts paid to brokers, dealers, banks and other institutions. In addition, Class C shares are subject to an asset-based sales charge of .75% of net assets annually, to reimburse OFDI for sales commissions paid from its own resources at the time of sale and associated financing costs. In the event of termination or discontinuance of the Class C plan, the Board of Trustees may allow the Fund to continue payment of the asset-based charge to OFDI for distribution expenses incurred on Class C shares sold prior to termination or discontinuance of the plan. During the year ended December 31, 1994, OFDI paid $33,166 to an affiliated broker/dealer as reimbursement for Class A personal service and maintenance expenses and retained $4,642 as reimbursement for Class C sales commissions and service fee advances, as well as financing costs


Investment Adviser
Oppenheimer Management Corporation
Two World Trade Center
New York, New York 10048-0203

Distributor
Oppenheimer Funds Distributor, Inc.
Two World Trade Center
New York, New York 10048-0203

Transfer and Shareholder Servicing  Agent
Oppenheimer Shareholder Services
P.O. Box 5270
Denver, Colorado 80217
1-800-525-7048

Custodian of Portfolio Securities
The Bank of New York
One Wall Street
New York, NY 10015

Independent Auditors
KPMG Peat Marwick LLP
707 Seventeenth Street
Denver, Colorado 80202

Legal Counsel
Gordon Altman Butowsky Weitzen Shalov & Wein
114 West 47th Street
New York, New York  10036

                                              OPPENHEIMER TARGET FUND

                                                     FORM N-14

                                                      PART C

                                                 OTHER INFORMATION

Item 15.  Indemnification

                Reference is made to Article VIII of Registrant's Agreement and Declaration of Trust filed as Exhibit 24(b)(1) to Registrant's Registration Statement and incorporated herein by reference.

                Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of Registrant pursuant to the foregoing provisions or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act of 1933 and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a trustee, officer or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act of 1933 and will be governed by the final adjudication of such issue.


Item 16.        Exhibits

(1) (i) Amended and Restated Declaration of Trust dated 4/28/93; Filed with Post-Effective Amendment No. 27 to Registrant's Registration Statement, 3/2/94, and incorporated herein by reference.

        (ii) Amendment No. 1 dated 8/24/93 to the Amended and Restated Declaration of Trust - Filed with Post-Effective Amendment No. 27 to the Registrant's Statement No. 27, 2/25/94, and incorporated herein by reference.

(2) By-Laws adopted 8/6/87: Previously filed with Registrant's Form SE for its Form N-SAR for the fiscal year ending 12/31/87, and incorporated herein by reference.

(3)     Not applicable.

(4) Agreement and Plan of Reorganization: See Exhibit A to Part A of this Registration Statement.

(5) Specimen Share Certificate: Previously filed with Registrant's Post-Effective Amendment No. 27, 3/2/94, and incorporated herein by reference.

(6) Investment Advisory Agreement dated 6/20/91: Previously filed with Registrant's Post-Effective Amendment No. 23, 2/8/92, and incorporated herein by reference.

(7) (i) General Distributor's Agreement dated 12/10/92: Previously filed with Registrant's Post-Effective Amendment No. 27, 3/2/94, and
          incorporated herein by reference.

    (ii)  Prototype Oppenheimer Fund Management, Inc. Dealer Agreement:
          Previously filed with Post-Effective Amendment No. 14 to the Registration Statement of Oppenheimer Main Street Funds, Inc. (Reg. No. 33-17850), 9/30/94, and incorporated herein by reference.

   (iii)  Prototype Oppenheimer Fund Management, Inc. Broker Agreement:
          Previously filed with Post-Effective Amendment No. 14 of Oppenheimer Main Street Funds, Inc. (Reg. No. 33-17850), 9/30/94, and incorporated herein by reference.

    (iv)  Prototype Oppenheimer Fund Management, Inc. Agency Agreement:
          Previously filed with Post-Effective Amendment No. 14 of Oppenheimer Main Street Funds, Inc. (Reg. No. 33-17850), 9/30/94, and incorporated herein by reference.

    (v) Broker Agreement between Oppenheimer Fund Management, Inc. and Newbridge Securities, dated 10/1/86: Previously filed with Post-
        Effective Amendment No. 25 of Oppenheimer Growth Fund (Reg. No.
          2-45272), 11/1/86, refiled with Post-Effective Amendment No. 45 of Oppenheimer Growth Fund (Reg. No. 2-45272), 8/22/94, pursuant to Item 102 of Regulation S-T, and incorporated herein by reference.

(8) Retirement Plan for Non-Interested Trustees or Directors (adopted by Registrant - 6/7/90): Previously filed with Post-Effective Amendment No. 97 of Oppenheimer Fund (Reg. No. 2-14586), 8/30/90, and incorporated herein by reference.

(9) Custody Agreement dated November 12, 1992 between Registrant and The Bank of New York: Previously filed with Registrant's Post-Effective Amendment No. 25, 4/23/93, and incorporated herein by reference.

(10) Service Plan and Agreement dated 6/10/93 under Rule 12b-1 of the Investment Company Act of 1940 for Class A shares distribution:
      Filed with Registrant's Post-Effective Amendment No. 28, 4/29/94, and incorporated herein by reference, Distribution Plan and Agreement dated 12/1/93 under Rule 12b-1 of the Investment Company Act of 1940 for Class C shares distribution: Filed with Registrant's Post-Effective Amendment No. 27, 3/2/94, and incorporated herein by reference.

(11) Opinion and Consent of Counsel dated 5/1/87: Previously filed with Registrant's Pre-Effective Amendment No. 1, 5/1/87, and incorporated herein by reference.

    (12) Tax Opinion Relating to the Reorganization: Draft Opinion - Filed herewith.

    (13)  Not applicable.

    (14)  Consent of KPMG Peat Marwick LLP:  Filed herewith.

    (15)  Not applicable.

    (16)  Not applicable

    (17) Declaration of Registrant under Rule 24f-2: Previously filed with Registrant's Form N-14 on April 13, 1995.

    (18) Power of Attorney - Previously filed with Registrant's Post-Effective Amendment No. 28 dated 4/2/94 and incorporated herein by reference.

Item 17.        Undertakings

                (1)      Not applicable.

                (2)      Not applicable.

                                                    SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and/or the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and State of New York on the 15th day of May, 1995.

                                     OPPENHEIMER TARGET FUND


                                     By: /s/ Donald W. Spiro
                                         ____________________________*
                                         Donald W. Spiro, President


Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities on the dates indicated:

Signatures                       Title                     Date
- ----------                       -----                     ----

/s/ George C. Bowen*             Chief Financial
- -------------------              and Accounting
George Bowen                     Officer                   May 15, 1995

/s/ Leo Cherne*                  Trustee                   May 15, 1995
- --------------
Leo Cherne

/s/ Robert G. Galli*             Trustee                   May 15, 1995
___________________
Robert G. Galli

/s/ Leon Levy*                   Chairman of the           May 15, 1995
______________________           Board of Trustees
Leon Levy

/s/ Benjamin Lipstein*           Trustee                   May 15, 1995
______________________
Benjamin Lipstein

/s/ Elizabeth B. Moynihan*       Trustee                   May 15, 1995
_______________________
Elizabeth B. Moynihan

/s/ Kenneth A. Randall*          Trustee                   May 15, 1995
_______________________
Kenneth A. Randall

/s/ Edward V. Regan*             Trustee                   May 15, 1995
_______________________
Edward V. Regan

/s/ Sidney M. Robbins*           Trustee                   May 15, 1995
_______________________
Sidney M. Robbins

/s/ Russell S. Reynolds, Jr.*    Trustee                   May 15, 1995
____________________________
Russell S. Reynolds, Jr.

/s/ Donald W. Spiro*             Chief Executive
________________________         Officer
Donald W. Spiro                  and Trustee               May 15, 1995

/s/ Pauline Trigere*             Trustee                   May 15, 1995
_________________________
Pauline Trigere

/s/ Clayton K. Yeutter*          Trustee                   May 15, 1995
_________________________
Clayton K. Yeutter


*By: /s/ Robert G. Zack
     ------------------
     Robert G. Zack, Attorney-in-Fact

                                              OPPENHEIMER TARGET FUND

                                                   EXHIBIT INDEX


Form N-14
Item No.
- ---------

    12      Draft Tax Opinion Relating to the Reorganization

14          Independent Auditors' Consent